As filed with the Securities and Exchange Commission on April 30, 2007

                                             1933 Act Registration No. 333-72447
                                             1940 Act Registration No. 811-09235

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
Pre-Effective Amendment No.__                                               [ ]
Post-Effective Amendment No. 11                                             [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
Amendment No. 13                                                            [X]

                        FIRST DEFINED PORTFOLIO FUND, LLC
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (630) 241-4141

                             W. Scott Jardine, Esq.,
                             Secretary First Defined
                               Portfolio Fund, LLC
                            First Trust Advisors L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[x] on May 1, 2007 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    FIRST DEFINED PORTFOLIO FUND, LLC

                               Prospectus

                               May 1, 2007

This prospectus is intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation, a Prudential Financial Company. This prospectus provides important information to help you evaluate whether any of the series (each a "Fund" and collectively, the "Funds") of First Defined Portfolio Fund, LLC listed below may be right for you.

                      Target Managed VIP Portfolio

                      The Dow(R) DART 10 Portfolio

                  The Dow(R) Target Dividend Portfolio

                   Global Dividend Target 15 Portfolio

                       S&P(R) Target 24 Portfolio

                      NASDAQ(R) Target 15 Portfolio

                    Value Line(R) Target 25 Portfolio

                First Trust 10 Uncommon Values Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                            Table of Contents

                                                                PAGE

Target Managed VIP Portfolio                                       1

The Dow(R) DART 10 Portfolio                                       2

The Dow(R) Target Dividend Portfolio                               3

Global Dividend Target 15 Portfolio                                4

S&P(R) Target 24 Portfolio                                         5

NASDAQ(R) Target 15 Portfolio                                      6

Value Line(R) Target 25 Portfolio                                  7

First Trust 10 Uncommon Values Portfolio                           8

Performance Summary                                                9

Management Fees and Expenses                                      17

Fund Organization                                                 18

Fund Management                                                   18

Fund Investments                                                  19

Additional Information on the Funds' Investment Strategies        20

Description of Indices                                            22

Additional Risks of Investing in the Funds                        23

Investment in Fund Interests                                      24

Redemption of Fund Interests                                      24

Distributions and Taxes                                           24

Rule 12b-1 Plan                                                   25

Net Asset Value                                                   25

Fund Service Providers                                            26

Shareholder Inquiries                                             26

Frequent Trading                                                  26

Disclaimers                                                       26

Financial Highlights                                              28

                      Target Managed VIP Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average total return.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in common stocks of companies that are identified by a model based on six uniquely specialized strategies:

The Dow(R)1 DART 5 Strategy;

The European Target 20 Strategy;

The NASDAQ(R)2 Target 15 Strategy;

The S&P(R)3 Target 24 Strategy;

The Target Small-Cap Strategy; and

The Value Line(R)4 Target 25 Strategy

To select the stocks for the Fund, the investment adviser, First Trust Advisors L.P. ("First Trust"), generally selects those stocks identified by a model based on the strategies. Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the model with an approximately equal amount invested in each strategy. First Trust reserves the right to over-weight, under-weight or exclude certain companies from the Fund.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's investment in non-U.S. stocks presents additional risk including currency risk. Non-U.S. companies may be affected by adverse political, diplomatic and economic developments, changes in non-U.S. currency exchange rates, taxes, less publicly available information and other factors.

The Fund's investment in small cap stocks also presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

_______________________
1 "Dow Jones Industrial Average(SM)," "DJIA(SM)," "The Dow Jones Select Dividend Index(SM)," "Dow Industrials(SM)," "The Dow(R)," and "The Dow 10(R)"are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Fund. None of the Funds, including, and in particular, Target Managed VIP Portfolio, The Dow(R) Target Dividend Portfolio and The Dow(R) DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products

2 "The NASDAQ-100(R)," "NASDAQ-100 Index(R)," "NASDAQ Stock Market(R)" and "NASDAQ(R)" are registered trademarks of the Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Fund. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio have not been passed on by the Corporations as to their legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

3 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the Fund. The S&P(R) Target 24 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

4 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Fund. The Target Managed VIP Portfolio and the Value Line(R) Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio or the Value Line(R) Target 25 Portfolio.

                      The Dow(R) DART 10 Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average total return.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the ten companies in the Dow Jones Industrial Average(SM) ("DJIA") that have the highest combined dividend yields and buyback ratios as of the close of business on or about the applicable stock selection date. Buyback ratio is determined by subtracting one from the ratio of the company's common shares outstanding 12 months prior to the applicable stock selection date divided by the common shares outstanding on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of the DJIA.

The Fund invests in stocks with relatively high dividend yields and relatively high buyback ratios. Investing in stocks with high dividend yields and buyback ratios may be effective in achieving the Fund's investment objective. This is because regular dividends are common for established companies and have typically accounted for a large portion of the total return on stocks. Historically, companies rewarded shareholders in the form of dividend payments. By selecting the DJIA stocks with the highest dividend yields, the Fund seeks to uncover stocks that may be out of favor or undervalued. Many companies have also turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings.

Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                  The Dow(R) Target Dividend Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average total return.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the 20 common stocks from The Dow Jones Select Dividend Index(SM) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio as of the close of business on or about the applicable stock selection date. Specifically, the Fund's investment strategy consists of the following steps:

Step 1: The investment adviser ranks all 100 stocks contained in The Dow Jones Select Dividend Index(SM) on or about the applicable stock selection date (best [1] to worst [100]) by:

Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

Step 2: We then select an equally weighted portfolio of the 20 stocks with the best overall ranking on the two factors for The Dow(R) Target Dividend Strategy.

Companies which, as of the applicable stock selection date, Dow Jones has announced will be removed from The Dow Jones Select Dividend
Index(SM), are removed from the universe of securities from which the Fund's stocks are selected.

The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of The Dow Jones Select Dividend Index(SM).

Initially and each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                   Global Dividend Target 15 Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average total return.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the companies which are components of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index. The Fund primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable stock selection date. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy. See "Description of Indices" for a description of the DJIA, FT Index and Hang Seng Index.

Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy in relatively equal amounts. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one year period, that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's investment in non-U.S. stock presents additional risk including currency risk. Non-U.S. companies may be affected by adverse political, diplomatic and economic developments, changes in non-U.S. currency exchange rates, taxes, less publicly available information and other factors. The Fund's concentration in securities of United Kingdom and Hong Kong issuers also exposes the Fund to additional risk. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                       S&P(R) Target 24 Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average total return.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in common stocks issued by companies that have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of the 24 companies selected from a subset of the stocks included in the Standard & Poor's 500 Index ("S&P 500 Index") as of the close of business on or about the applicable stock selection date. See "Description of Indices" for a description of the S&P 500 Index.

The Fund primarily consists of a portfolio of 24 common stocks selected each year through the following three step process from a subset of the stocks listed on the S&P 500 Index as of the close of business on or about the applicable stock selection date:

Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3 The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for the Fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from. The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

Each year, on or about the annual stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy. At that time, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in non-U.S. stocks presents additional risk including currency risk. Non-U.S. companies may be affected by adverse political, diplomatic and economic developments, changes in non-U.S. currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                      NASDAQ(R) Target 15 Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average total return.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of fifteen companies selected from a subset of the stocks included in the NASDAQ-100 Index(R) as of the close of business on or about the applicable stock selection date. See "Description of Indices" for a description of the NASDAQ-100 Index(R).

The Fund primarily consists of a portfolio of fifteen common stocks selected each year through the following multi step process from a subset of the stocks listed on the NASDAQ-100 Index(R) as of the close of business on or about the applicable stock selection date:

Step 1: The investment adviser selects the stocks which are components of the NASDAQ-100 Index(R) and numerically ranks them by 12-month price appreciation (best (1) to worst (100)).

Step 2: The investment adviser then numerically ranks the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: The investment adviser then numerically ranks the stocks by the ratio of cash flow per share to stock price.

Step 5: The investment adviser adds up the numerical ranks achieved by each company in the above steps and selects the 15 stocks with the lowest sums.

The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

Each year, on or about the stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the stock selection date. The securities will be adjusted on a proportional basis to accommodate this constraint. On the applicable stock selection date, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in non-U.S. stocks presents additional risk including currency risk. Non-U.S. companies may be affected by adverse political, diplomatic and economic developments, changes in non-U.S. currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                    Value Line(R) Target 25 Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average capital appreciation.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks approximately 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these approximately 1,700 stocks, only 100 are given its #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases its rankings on a long term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. To select the stocks for the Fund, the investment adviser follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date.

The Fund primarily consists of a portfolio of 25 common stocks selected each year through the following multi step process from a subset of the stocks that receive Value Line's #1 ranking for Timeliness as of the close of business on or about the applicable stock selection date:

Step 1: The investment adviser starts with the 100 stocks which Value Line(R) on or about the stock selection date gives its #1 ranking for Timeliness(TM), and removes the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

Step 2: The investment adviser ranks the remaining stocks based on 12 month and 6 month price appreciation (best [1] to worst [100]).

Step 3: The investment adviser ranks the stocks by their return on assets.

Step 4: Finally, the investment adviser ranks the stocks based on their price to cash flow.

Step 5: The investment adviser adds up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Fund.

The portfolio will be adjusted annually on or about December 31 in accordance with the investment strategy.

Each year, on or about the stock selection date (December 31), the Fund expects to invest in the securities determined by the strategy. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the stock selection date. The securities will be adjusted on a proportional basis to accommodate this constraint. On the applicable stock selection date, the percentage relationship among the number of shares of each issuer held by the Fund is established. Through the next one year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in non-U.S. stocks presents additional risk including currency risk. Non-U.S. companies may be affected by adverse political, diplomatic and economic developments, changes in non-U.S. currency exchange rates, taxes, less publicly available information and other factors. The Fund's investment in small cap stocks also present additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

                First Trust 10 Uncommon Values Portfolio

Fund Overview

Investment Objective

The Fund seeks to provide above-average capital appreciation.

How the Fund Pursues Its Objective

The Fund seeks to achieve its objective by investing primarily in the ten common stocks, listed on a U.S. securities exchange, selected by the Investment Policy Committee of Lehman Brothers Inc. ("Lehman Brothers")* with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation (on a percentage basis) during the next year. The portfolio will be adjusted annually on or about July 1 in accordance with the investment strategy.

Each year, on or about the annual stock selection date (July 1), the Fund expects to invest in the securities determined by Lehman Brothers in relatively equal amounts. At that time, the percentage relationship among the numbers of shares of each issuer held by the Fund is established. Through the next one year period that percentage relationship will be maintained as closely as practicable when the Fund makes subsequent purchases and sales of the securities.

The Fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock in the Fund, the Fund itself or stocks in general may fall in value. The Fund's potential investment in non-U.S. stocks presents additional risk, including currency risk. Non-U.S. companies may be affected by adverse political, diplomatic and economic developments, changes in non-U.S. currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing.

Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified Fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.

The Fund is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. The Fund's relative lack of diversity, possible concentration in a particular industry and passive management style of the portfolio may subject investors to greater market risk than other mutual funds.

________________
* The Fund is not sponsored or created by Lehman Brothers. Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the Fund.

Performance Summary

The bar charts below and on the following pages show each Fund's annual total return for the calendar years since each Fund's inception. The tables below and on the following pages show each Fund's average annual total return for the past calendar year, five years and since the Fund's inception. The bar charts and tables provide an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare to those of broad measures of market performance. These tables assume reinvestment of dividends and distributions. The performance figures provided below do not reflect the deduction of any charges that are imposed under a variable annuity contract or the effect of taxes. If these amounts were reflected, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indicator of how a Fund will perform in the future.

Target Managed VIP Portfolio

                 Calendar Year Total Return as of 12/31*

                                [GRAPHIC OMITTED]

                      Performance Year     Total Return
                      ----------------     ------------
                      2000                   7.2%
                      2001                  -5.0%
                      2002                 -21.0%
                      2003                  34.9%
                      2004                  12.3%
                      2005                   7.2%
                      2006                  11.5%

                            Performance Years

*The year-to-date return as of March 31, 2007 was -1.28%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended December 31, 2000       25.66%

Worst Quarter:Quarter Ended September 30, 2002     -19.78%

Average Annual Total Return as of December 31, 2006

                                        1 Year    5 Years   Since Inception(1)
                                        ______    _______   _______________
Target Managed VIP Portfolio2           11.5%     7.4%      2.2%

Dow Jones Industrial Average3           19.0%     6.8%      4.4%

Russell 3000 Index4                     15.8%     7.2%      3.8%

1 Commenced operations on October 6, 1999.

2 Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from The Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures included for the periods prior to April 30, 2002 reflect the performance of the Fund prior to the name change and the change of the primary investment strategy.

3 The Dow Jones Industrial Average(SM) is a price weighted average of 30 blue chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

4 The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

The Dow(R) DART 10 Portfolio

                 Calendar Year Total Return as of 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                     8.7%
                     2001                   -14.8%
                     2002                   -18.3%
                     2003                    19.9%
                     2004                     3.8%
                     2005                    -3.2%
                     2006                    25.6%

                            Performance Years

*The year-to-date return as of March 31, 2007 was -3.41%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended June 30, 200317.82%

Worst Quarter:Quarter Ended September 30, 2002-24.19%

Average Annual Total Return as of December 31, 2006

                                        1 Year    5 Years   Since Inception(1)
                                        ______    _______   __________________
The Dow(R) DART 10 Portfolio            25.6%     4.3%      0.8%

Dow Jones Industrial Average(SM)2         19.0%     6.8%      4.4%

___________________
1 Commenced operations on October 6, 1999.

2 The Dow Jones Industrial Average(SM) is a price weighted average of 30 blue chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

The Dow(R) Target Dividend Portfolio

                 Calendar Year Total Return as of 12/31*

                            [GRAPHIC OMITTED]

                    Performance Year       Total Return
                     ----------------       ------------
                      2005                    -1.3%
                      2006                    18.1%


                            Performance Years

*The year-to-date return as of March 31, 2007 was 1.63%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended December 31, 20066.39%

Worst Quarter:Quarter Ended December 31, 2005-7.41%

Average Annual Total Return as of December 31, 2006

                                          1 Year    Since Inception(1)
                                          ______    __________________
The Dow(R) Target Dividend Portfolio      18.1%      9.5%

The Dow Jones Select Dividend Index(SM)2  19.5%     14.8%

________________________
1 Commenced operations on May 2, 2005.

2 The Dow Jones Select Dividend Index(SM) is comprised of 100 of the highest dividend yielding securities.

Global Dividend Target 15 Portfolio

                 Calendar Year Total Return as of 12/31*

                               [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                     2.0%
                     2001                    -2.4%
                     2002                   -14.7%
                     2003                    34.1%
                     2004                    25.4%
                     2005                    10.2%
                     2006                    38.4%

                            Performance Years

*The year-to-date return as of March 31, 2007 was 2.93%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended June 30, 200326.76%

Worst Quarter:Quarter Ended September 30, 2002-17.70%

Average Annual Total Return as of December 31, 2005

                                        1 Year     5 Years    Since Inception1
                                        _____      _______    ________________
Global Dividend Target 15 Portfolio2    38.4%      16.9%      10.9%

MSCI Developed Markets World Index3     20.1%      10.0%      4.0%

1 Commenced operations on October 6, 1999.

2 Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

3 The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty two countries that make up the MSCI National Indices. (Bloomberg)

S&P(R) Target 24 Portfolio

                 Calendar Year Total Return as of 12/31*

                               [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -19.4%
                     2001                   -24.6%
                     2002                   -14.6%
                     2003                    24.1%
                     2004                    13.7%
                     2005                     4.2%
                     2006                     2.9%

                            Performance Years

*The year-to-date return as of March 31, 2007 was -3.23%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended June 30, 200311.59%

Worst Quarter:Quarter Ended September 30, 2002-18.86%

Average Annual Total Return as of December 31, 2006

                                        1 Year    5 Years   Since Inception(1)
                                        ______    _______   __________________
S&P(R) Target 24 Portfolio2              2.9%     5.2%     -1.0%

S&P 500(R) Index3                       15.8%     6.2%      2.6%

___________________
1 Commenced operations on October 6, 1999.

2 Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures included for the periods prior to April 30, 2002 reflect the performance of the Fund prior to the name change and the change of the primary investment strategy.

3 The Standard & Poor's 500 Index ("S&P 500(R) Index") is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

NASDAQ(R) Target 15 Portfolio

                 Calendar Year Total Return as of 12/31*

                               [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -11.8%
                     2001                   -28.2%
                     2002                   -26.2%
                     2003                    36.0%
                     2004                    -2.7%
                     2005                     3.3%
                     2006                     8.9%

                            Performance Years

*The year-to-date return as of March 31, 2007 was -1.48%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended March 31, 200039.04%

Worst Quarter:Quarter Ended December 31, 2000-39.76%

Average Annual Total Return as of December 31, 2006


                                        1 Year    5 Years Since Inception(1)
                                        ______   ________ _________________
NASDAQ(R) Target 15 Portfolio            8.9%     1.9%      0.2%

NASDAQ-100 Index(R)2                     7.3%     2.5%     -4.7%

____________________
1 Commenced operations on October 6, 1999.

2 The NASDAQ-100 Index(R) is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg)

                                      -14-
Value Line(R) Target 25 Portfolio

                 Calendar Year Total Return as of 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -42.9%
                     2001                   -55.5%
                     2002                   -42.9%
                     2003                    40.9%
                     2004                    21.6%
                     2005                    19.7%
                     2006                     2.9%

                            Performance Years

*The year-to-date return as of March 31, 2007 was 1.0%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended December 31, 200137.42%

Worst Quarter:Quarter Ended December 31, 2000-44.66%

Average Annual Total Return as of December 31, 2005

                                        1 Year    5 Years  Since Inception(1)
                                        ______    _______  ________________
Value Line(R) Target 25 Portfolio2       2.9%     3.8%     -9.1%

Russell 3000 Index3                     15.8%     7.2%      3.8%


______________________
1 Commenced operations on October 6, 1999.

2 Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures included for the periods prior to April 30, 2002 reflect the performance of the Fund prior to the name change and the change of the primary investment strategy.

3 The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

First Trust 10 Uncommon Values Portfolio

                 Calendar Year Total Return as of 12/31*

                                [GRAPHIC OMITTED]

                     Performance Year       Total Return
                     ----------------       ------------
                     2000                   -26.4%
                     2001                   -35.6%
                     2002                   -36.9%
                     2003                    37.0%
                     2004                    11.4%
                     2005                     0.6%
                     2006                     4.0%

                            Performance Years

*The year-to-date return as of March 31, 2007 was 3.13%.

For the years shown in the bar chart:

Best Quarter: Quarter Ended June 30, 200324.62%

Worst Quarter:Quarter Ended March 31, 2001-30.63%

Average Annual Total Return as of December 31, 2005

                                         1 Year    5 Years  Since Inception(1)
                                         ______    _______  ________________
First Trust 10 Uncommon Values Portfolio   4.0%     0.1%     -8.1%

S&P 500(R) Index(2)                       15.8%     6.2%      2.6%

1 Commenced operations on October 6, 1999.

2 The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

Management Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are costs that are charged directly to you. These fees are not charged on dividend reinvestments or exchanges. Annual fund operating expenses are deducted from each Fund's assets every year, so they are paid indirectly by all investors. The Funds have no sales charge (load). The Total Annual Fund Operating Expenses reflected below do not include contract level fees of the variable annuity policies offered by American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia"). If such fees were included the Total Annual Fund Operating Expenses would be higher.

Fees and Expenses: The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charges (Load)             None

Maximum Deferred Sales Charge (Load)     None

Exchange Fee                             None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                                 TOTAL
                                                                                 ANNUAL FUND
                                                        12B-1                    OPERATING    EXPENSE             TOTAL ANNUAL
                                           MANAGEMENT   SERVICE      OTHER       EXPENSES     WAIVERS AND         FUND OPERATING
FUND NAME                                  FEES         FEES(1)      EXPENSES   (GROSS)       REIMBURSEMENTS      EXPENSES (NET)2
Target Managed VIP Portfolio               0.60%        0.25%        0.52%        1.37%           --              1.37%

The Dow(R) DART 10 Portfolio               0.60%        0.25%        0.62%        1.47%           --              1.47%

The Dow(R) Target Dividend Portfolio       0.60%        0.25%        0.52%        1.37%           --              1.37%

Global Dividend Target 15 Portfolio        0.60%        0.25%        0.62%        1.47%           --              1.47%

S&P(R) Target 24 Portfolio                 0.60%        0.25%        0.71%        1.56%          0.09%            1.47%

NASDAQ(R) Target 15 Portfolio              0.60%        0.25%        0.99%        1.84%          0.37%            1.47%

Value Line(R) Target 25 Portfolio          0.60%        0.25%        0.56%        1.41%           --              1.41%

First Trust 10 Uncommon Values Portfolio   0.60%        0.25%        0.94%        1.79%          0.42%            1.37%

1 The Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time. The amounts paid for fiscal year ended December 31, 2006 were as follows: $468,027 - Target Managed VIP Portfolio; $46,076 - The Dow(R) DART 10 Portfolio; $206,437 - The Dow(R) Target Dividend Portfolio; $170,617 - Global Dividend Target 15 Portfolio; $41,056 - S&P(R) Target 24 Portfolio; $17,109 - NASDAQ(R) Target 15 Portfolio; $121,746 - Value Line(R) Target 25 Portfolio, and $15,956 - First Trust 10 Uncommon Values Portfolio. The amount set forth for each Fund under "Other Expenses," "Total Annual Fund Operating Expenses (Gross)" and "Expense Waivers and Reimbursements" assumes payment of 12b-1 fees at an annual rate of 0.25% for a full year.

2 First Trust has contractually agreed to waive fees and reimburse expenses of the Funds through December 31, 2008, to limit Total Annual Fund Operating Expenses (excluding brokerage expense and extraordinary expenses) to 1.37% of average daily net assets for the First Trust 10 Uncommon Values Portfolio and 1.47% of average daily net assets for each of the other Funds. There can be no assurance that First Trust will continue to waive fees and reimburse expenses after December 31, 2008. First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2008; however, such restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

Example: This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods shown (whether you redeemed your interests or not) and assumes that your investment has a 5% return each year and that the operating expenses remain the same. The example does not take into account contract level fees of the variable annuity policies offered by American Skandia. If such fees were included the estimated expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

FUND NAME                             1 YEAR    3 YEARS*  5 YEARS*  10 YEARS*

Target Managed VIP Portfolio          $139      $434      $750      $1,646

The Dow(R) DART 10 Portfolio          $150      $465      $803      $1,757

The Dow(R) Target Dividend Portfolio  $139      $434      $750      $1,646

Global Dividend Target 15 Portfolio   $150      $465      $803      $1,757

S&P(R) Target 24 Portfolio            $150      $484      $841      $1,849

NASDAQ(R) Target 15 Portfolio         $150      $543      $961      $2,128

Value Line(R) Target 25 Portfolio     $144      $446      $771      $1,691

10 Uncommon Values Portfolio          $139      $522      $930      $2,071

The above example is for comparison purposes only and is not a representation of each Fund's actual expenses and returns, either past or future.

__________________
* The waiver and reimbursement arrangement agreed to by First Trust, if not extended, will terminate on December 31, 2008. Thus, the 3 years, 5 years and 10 years expense amounts reflect the waiver and reimbursement for only the first year.

Fund Organization

Each Fund is a series of First Defined Portfolio Fund, LLC ("First Defined"), a non-diversified, open end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is treated as a separate mutual fund with its own investment objective and policies. First Defined is organized as a Delaware limited liability company. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects First Defined's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent. Board members are elected by holders of First Defined's membership interests.

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests." The Funds are not offered directly to the public. Interests of the Funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies issued by American Skandia. Account B is the sole member of First Defined. Variable annuity owners of Account B who have policy values allocated to any of the Funds have indirect rights in such Fund's interests.

The Funds seek their investment objectives by investing their assets primarily in accordance with a particular investment strategy. The Funds' portfolios are generally adjusted annually to reflect the strategies most recent selections. The Target Managed VIP Portfolio generally invests its assets based on an investment strategy but may under weight, over-weight or exclude certain securities. (See "Fund Overview" for each Fund for a description of the investment strategies.)

Fund Management

The overall management of the business and affairs of the Funds is the responsibility of the Board of First Defined.

First Trust, 1001 Warrenville Road, Lisle, Illinois, 60532, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of First Defined.

First Trust serves as adviser or sub-adviser for 22 mutual fund portfolios, 12 exchange traded funds and 13 closed end funds and is also the portfolio supervisor of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), some of which have investment strategies that are substantially similar to those of the Funds. FTP, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Funds' interests.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee. The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel and Roger
F. Testin. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. From April 2004 to September 2005, Mr. Lindquist was a Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Carey is also a Senior Vice President of First Trust and FTP. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice

President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Since November 2003, Mr. Testin has been a Senior Vice President of First Trust and FTP. From August 2001 to November 2003, Mr. Testin was a Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Funds' portfolios. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' Statement of Additional Information ("SAI"). In addition, the SAI provides additional information regarding the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of securities in the Funds.

Fees and Expenses

For providing management services, First Trust is paid an annual fund management fee by the Funds of 0.60% of average daily net assets. For the most recent fiscal year ended December 31, 2006, because of fee waivers and expense reimbursements, the Funds paid the following amounts to First Trust: Target Managed VIP Portfolio-0.60% of average daily net assets, The Dow(R) DART 10 Portfolio-0.60% of average daily net assets, The Dow(R) Target Dividend Portfolio-0.60% of average daily net assets, Global Dividend Target 15 Portfolio-0.60% of average daily net assets, S&P(R) Target 24 Portfolio-0.51% of average daily net assets, NASDAQ(R) Target 15 Portfolio-0.23% of average daily net assets, Value Line(R) Target 25 Portfolio-0.60% of average daily net assets, and First Trust 10 Uncommon Values Portfolio-0.18% of average daily net assets. Information regarding the Board's approval of the continuation of the investment advisory contract for the Funds is available in the semi-annual report for the six months ended June 30, 2006.

Each Fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; service fees; licensing fees (if applicable); extraordinary expenses; and its portion of First Defined's operating expenses. First Trust has contractually agreed to waive fees and reimburse expenses through December 31, 2008, to prevent a Fund's Total Annual Fund Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of each Fund (other than the First Trust 10 Uncommon Values Portfolio, whose expense cap is 1.37% of average daily net assets). First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2008; however, the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

Fund Investments

Equity Securities

Each Fund invests primarily in equity securities. Eligible equity securities include common stocks; warrants to purchase common stocks; and securities convertible into common stocks, such as convertible bonds and debentures. In addition, the Funds may invest in equity securities of non-U.S. issuers, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.

Short Term Investments

Each Fund may invest in cash equivalents or other short term investments including U.S. government securities, commercial paper, repurchase agreements, money market funds or similar fixed income securities with remaining maturities of one year or less. For more information on short term investments, see the SAI.

Futures and Options

Each Fund may invest in various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

Each Fund may buy or sell securities on a when issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is included in the Funds' SAI.

Additional Information on the Funds' Investment Strategies

To select securities for the Funds, other than the Target Managed VIP Portfolio, First Trust primarily follows a disciplined investment strategy that invests in the common stocks determined by the strategy. The portfolio of each Fund is adjusted annually on or about the Funds' annual stock selection date of December 31 (July 1 for The First Trust 10 Uncommon Values Portfolio), in accordance with the applicable investment strategy. On or about the annual stock selection date for a Fund, a percentage relationship among the number of shares of each issuer in the Fund will be established. When additional assets are deposited into the Fund, additional securities will be purchased in such numbers that reflect as nearly as practicable the percentage relationship of the number of shares of each issuer established on or about the annual stock selection date. First Trust will likewise attempt to replicate the percentage relationship of shares when selling securities for a Fund. The percentage relationship among the number of securities in a Fund should therefore, remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of a Fund will fluctuate during the year, above and below the proportion established on the annual stock selection date. On or about the annual stock selection date for a Fund, new securities will be selected and a new percentage relationship will be established among the number of securities for the Fund.

To select securities for the Target Managed VIP Portfolio, First Trust utilizes a model based on six specialized strategies. It will not necessarily maintain a particular percentage relationship among those securities.

It is generally not possible for First Trust to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it is usually impossible for a Fund to be 100% invested in the prescribed mix of securities at any given time. To the extent that a Fund is not fully invested, the interests of variable annuity policy owners may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, First Trust will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by a Fund are amounts expected to be deducted as expenses, amounts too small to purchase additional round lots of the securities and amounts held during the settlement of portfolio transactions.

Investment Limitations

The Funds have adopted certain investment limitations (based on total assets) that cannot be changed without interest holder approval and are designed to limit your investment risk. Such limitations are described in the SAI.

Hedging and Other Defensive and Temporary Investment Strategies

Although the Funds have no present intentions to vary from their investment strategies under any circumstances, the Funds may invest up to 100% of their assets in cash equivalents and short term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, a Fund may not be able to achieve its investment objective.

First Trust may also use various investment strategies designed to hedge against changes in the value of securities a Fund owns or expects to purchase or to hedge against interest rate changes and to hedge against currency fluctuations during the settlement of portfolio transactions. These hedging strategies include using financial futures contracts, options, options on financial futures, non-U.S. currency forward contracts or stock index options. The ability of a Fund to benefit from options and futures is largely dependent on First Trust's ability to use such strategies successfully. A Fund could lose money on futures transactions or an option could expire worthless.

Each Fund's investment objective may not be changed without interest holder approval. The above investment policies may be changed by the Board of Trustees without interest holder approval unless otherwise noted in this prospectus or the SAI.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100%, for example, would occur if a Fund sold and replaced securities valued at 100% of its net assets within a one year period. Each Fund's portfolio turnover rates are provided in the "Financial Highlights." Active trading (portfolio turnover rates greater than 100%) would result in the payment by the Fund of increased brokerage costs and expenses.

Target Managed VIP Portfolio Strategies

The Target Managed VIP Portfolio invests in the common stocks of certain companies which are identified by applying a model based on six uniquely specialized strategies: the European Target 20 Strategy, the Target Small Cap Strategy, The Dow(R) DART 5 Strategy, The NASDAQ(R) Target 15 Strategy, the S&P(R) Target 24 Strategy and the Value Line(R) Target 25 Strategy.

European Target 20 Strategy.

The European Target 20 Strategy is determined as follows:

Step 1:      The investment adviser ranks the 120 largest companies
based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield.

Step 2:      The investment adviser selects the 20 highest dividend
yielding stocks.

Target Small Cap Strategy.

The Target Small Cap Strategy is determined as follows:

Step 1:      The investment adviser selects the stocks of all U.S.
corporations which trade on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("NASDAQ") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts).

Step 2:      The investment adviser then selects companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000. For purposes of applying the Target Small Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation.

Step 3:      The investment adviser next selects stocks with positive
three year sales growth.

Step 4:      From there the investment adviser selects those stocks
whose most recent annual earnings are positive.

Step 5:      The investment adviser eliminates any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6:      The investment adviser then selects the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest).

The Dow(R) DART 5 Strategy.

The Dow(R) DART 5 Strategy stocks are determined as follows:

Step 1:      The investment adviser ranks all 30 stocks contained in the
DJIA by the sum of their dividend yield and buyback ratio.

Step 2:      The investment adviser then selects the ten stocks with the highest combined dividend yields and buyback ratios.

Step 3:      From the ten stocks selected in Step 2, the investment
adviser selects the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year.

The NASDAQ(R) Target 15 Strategy.

The NASDAQ(R) Target 15 Strategy stocks are determined as follows:

Step 1:      The investment adviser selects the stocks which are
components of the NASDAQ-100 Index(R) and numerically ranks them by 12-month price appreciation (best (1) to worst (100)).

Step 2:      The investment adviser then numerically ranks the stocks by six-month price appreciation.

Step 3:      The stocks are then numerically ranked by return on assets ratio.

Step 4:      The investment adviser then numerically ranks the stocks by the ratio of cash flow per share to stock price.

Step 5:      The investment adviser adds up the numerical ranks achieved by each company in the above steps and selects the 15 stocks with the lowest sums.

The stocks which comprise The NASDAQ(R) Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise approximately less than 1% or 25% or more of The NASDAQ(R) Target 15 Strategy portion of the portfolio on or about the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

S&P(R) Target 24 Strategy.

The S&P(R) Target 24 Strategy stocks are determined as follows:

Step 1:      All of the economic sectors in the S&P 500 Index are ranked by market capitalization and the eight largest sectors are selected.

Step 2:      The stocks in each of those eight sectors are then ranked
among their peers based on three distinct factors:

Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3:      The three stocks from each of the eight sectors with the
highest combined ranking on these three factors are selected for the Fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected. Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

Value Line(R) Target 25 Strategy.

The Value Line(R) Target 25 Strategy is determined as follows:

Step 1:      The investment adviser starts with the 100 stocks which
Value Line(R) gives its #1 ranking for Timeliness(TM), removes the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange, and applies the following screens.

Step 2:      The investment adviser ranks those remaining stocks based
on 12 month and 6 month price appreciation (best [1] to worst [100]).

Step 3:      The investment adviser ranks the stocks by their return on assets.

Step 4:      Finally, the investment adviser ranks the stocks based on
their price to cash flow.

Step 5:      The investment adviser adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise approximately less than 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the stock selection date. The securities will be adjusted on a proportionate basis to accommodate this constraint.

Description of Indices

The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. A description of certain of the indices is provided below.

The Dow Jones Industrial Average(SM)(DJIA)

The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Dow Jones Select Dividend Index(SM)

The Dow Jones Select Dividend Index(SM) is comprised of 100 of the highest dividend yielding securities (excluding REITs) in The Dow Jones U.S.
Total Market Index, a broad based index representative of the total market for U.S. equity securities.

The Financial Times Industrial Ordinary Share Index (FT Index)

The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of British industry and commerce. This index is an unwatched average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index

The Hang Seng Index presently consists of 38 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The

Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

The NASDAQ-100 Index(R)

The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock
Market(R) based on market capitalization. The index is calculated based on a modified capitalization weighted methodology. The NASDAQ Stock Market(R) lists approximately 5,000 companies and trades more shares per day than any other major U.S. market.

The Standard & Poor's 500 Index (S&P 500(R) Index)

Widely regarded as the standard for measuring large cap U.S. stock market performance, the S&P 500(R) Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index with each stock's weight in the index proportionate to its market value.

Except as described in the prospectus or SAI, the publishers of the indices have not granted the Funds or First Trust a license to use their respective index. The Funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their prices will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of the Funds or in the selection of stocks in the Funds.

Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks.

Market risk: Market risk is the risk that a particular stock, an industry or sector, a mutual fund or stocks in general may fall in value.

Small cap company risk: Certain funds may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger capitalization companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger capitalization companies.

Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds' assets can decline as can the value of the Funds' distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Non-U.S. investment risk: Certain Funds may invest in non-U.S. securities. Securities issued by non-U.S. companies or governments present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; inadequate financial information; lack of liquidity of certain non-U.S. markets; and less government supervision and regulation of exchanges, brokers, and issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Non-diversification and concentration risks: Each Fund is classified as "non-diversified." As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since each Fund may invest a relatively high percentage of its assets in a limited number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

In addition, the Funds may be concentrated in the securities of a given industry if the applicable investment strategy selects such securities. A concentration makes a Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds.

Technology risk: Companies involved in the technology sector must contend with the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price to earning ratios with little or no earnings histories.

The Global Dividend Target 15 Portfolio is considered to be concentrated in the securities of United Kingdom and Hong Kong issuers. Particular risk factors follow:

United Kingdom: The United Kingdom is one of 27 members of the European Union ("EU"), which was formed by the Maastricht Treaty on European Union. The Treaty has had the effect of eliminating most of the remaining trade barriers between the member nations and has made Europe one of the largest common markets in the world. However, the continued implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on securities issued by United Kingdom issuers impossible to predict.

Hong Kong: Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Investment strategy risk: The Funds are exposed to additional market risk due to their policy of investing in accordance with an investment strategy. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

Investment in Fund Interests

Interests of the Funds are sold only to Account B to fund the benefits of the variable annuity policies issued by American Skandia. Account B purchases interests of the Funds in accordance with variable account allocation instructions received from owners of the policies. First Trust then uses the proceeds to buy securities for the Funds. Account B, as an interest holder, has an ownership interest in the Funds' investments.

The Funds do not issue interest certificates. Individual investors may not purchase or redeem interests in the Funds directly; interests may be purchased or redeemed only through the policies. There are no minimum investment requirements. All investments in a Fund are credited to the interest holder's account in the form of full and fractional interests of the designated Fund (rounded to the nearest 1/1000 of a share). For a discussion of how policy owners may purchase Fund interests, please refer to the prospectus for Account B. Owners of the policies may direct purchase or redemption instructions to American Skandia at 1 Corporate Drive, Shelton, Connecticut 06484 0883 or by calling (800) 752 6342.

The price received for purchase requests will depend on when the order is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. A business day is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m., Eastern time. See "Net Asset Value" for a discussion of how interests are priced.

Redemption of Fund Interests

Each Fund offers to buy back (redeem) interests of the Fund from Account B at any time at net asset value. Account B will redeem interests to make benefit or surrender payments under the terms of the variable annuity policies or to effect transfers among investment options. Redemptions are processed on any day on which the Funds are open for business and are effected at the net asset value next determined after the redemption order, in proper form, is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be used. For a discussion of how policy owners may redeem interests, please refer to the prospectus for Account B.

A Fund may suspend the right of redemption only under the following unusual circumstances:

when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

when trading in the markets utilized is restricted, or when an emergency exists so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable; or

during any period when the Securities and Exchange Commission may permit.

Distributions and Taxes

Automatic Reinvestment

All dividends payable by a Fund will be reinvested in the Fund.

Taxes and Tax Reporting

First Defined is a limited liability company with all of its interests owned by a single entity (Account B). Accordingly, First Defined is part of the operations of American Skandia and is not taxed separately. First Defined does not intend to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Account B.

Internal Revenue Service Diversification Requirements

The Funds have complied and intend to continue to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the status of the variable annuity policies issued by Account B under Section 817 of the Internal Revenue Code. First Trust reserves the right to depart from the investment strategy of a Fund in order to meet these diversification requirements. See the SAI for more specific information.

Rule 12b-1 Plan

FTP serves as the selling agent and distributor of the Funds' interests. In this capacity, FTP manages the offering of the Funds' interests and is responsible for all sales and promotional activities. In order to compensate FTP for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 of the 1940 Act. Each Fund may spend up to 0.25% per year of its average daily net assets as a service fee. FTP uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owners' accounts, supplying information to policy owners, delivering Fund materials to policy owners, answering inquiries, and providing other personal services to policy owners. Because these fees are paid out of a Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the plan allows First Trust to use a portion of its advisory fee to compensate FTP for other expenses, including printing and distributing prospectuses to persons other than interest holders or policy owners, and the expenses of compensating its sales force and preparing, printing and distributing advertising, sales literature and reports to interest holders and policy owners used in connection with the sale of interests. The Board of Trustees reserves the right to suspend payments under the 12b-1 Plan at any time.

For the fiscal year ended December 31, 2006, all 12b-1 fees paid during the period were paid to American Skandia for providing account services. Please see "Rule 12b-1 Plan" in the SAI for further details.

Net Asset Value

The price of Fund interests is based on a Fund's net asset value ("NAV") per interest which is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for each Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of interests outstanding. The result, rounded to the nearest cent, is the NAV per interest. All valuations are subject to review by the Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or non-U.S. exchange or on the NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over the counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board of Trustees or its designee in a manner that most fairly reflects fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

For Funds that hold securities that trade primarily on non-U.S.
exchanges, the NAV of a Fund's interests may change on days when interest holders will not be able to purchase or redeem the Fund's interests.

Fund Service Providers

The Funds' transfer and dividend paying agent and shareholder services, fund accounting and administrative agent is PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 ("PFPC"). PFPC performs bookkeeping, data processing, accounting and administrative services for the operation of the Funds and the maintenance of shareholder accounts. The custodian of the assets of the Funds is PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

American Skandia performs certain administrative services for the Funds, Account B and the variable annuity policies. The Funds pay an administrative fee of 0.30% of average daily net assets to cover expenses incurred by American Skandia in connection with these services and First Trust pays an additional fee of 0.10% of average daily net assets to American Skandia for administrative services performed for the Funds. For more information on the Funds' expenses, see the SAI.

Shareholder Inquiries

All inquiries regarding the Funds should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 621-1675.

Frequent Trading

The Funds are intended for long term investment and discourage frequent trading. Due to the fact that all shares of each Fund are issued to, and redeemed from, American Skandia Variable Account B, the Fund itself cannot generally monitor trading by a particular investor. Therefore, the Funds will rely nearly exclusively on American Skandia to adopt policies and procedures with respect to transfers into or from Account
B. The Funds have reviewed the market timing policies and procedures of American Skandia and have determined that such policies are reasonably designed to prevent or detect market timing activity.

Excessive trading in the Funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Market Timing Policy that seeks to balance the Funds' need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

Disclaimers

The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to a Fund's interest holders or any member of the public regarding the advisability of purchasing a Fund. Dow Jones' only relationship to the Funds, American Skandia, or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of American Skandia, First Trust or variable annuity owners into consideration in determining, composing or calculating the DJIA or the Dow Jones Select Dividend IndexSM. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Funds, including the pricing of the Funds' Interests or the amount payable under variable annuity contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Funds or any variable annuity contracts.

   DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGEsm OR THE DOW JONES SELECT DIVIDEND INDEXsm OR ANY DATA RELATED THERETO AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, AMERICAN SKANDIA, FIRST TRUST OR VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGEsm OR THE DOW JONES SELECT DIVIDEND INDEXsm OR ANY DATA RELATED THERETO. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGEsm OR THE DOW JONES SELECT DIVIDEND INDEXsm OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

* The S&P(R) Target 24 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to First Trust, the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio. S&P has no obligation to take the needs of First Trust or the owners of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination for the prices and amount of the S&P(R) Target 24 Portfolio or the Target
Managed VIP Portfolio or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VARIABLE ANNUITY POLICIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

* The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100(R) Index to track general stock market performance. The Corporations' only relationship to First Trust (the "Licensee") is in the licensing of the NASDAQ(R), NASDAQ 100(R) and NASDAQ-100 Index(R) trademarks and certain trade names of the Corporations and the use of the NASDAQ 100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Funds. NASDAQ has no obligation to take the needs of the Licensee or the owners of the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio or any of the Funds into consideration in determining, composing or calculating the NASDAQ 100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of a Fund.

   THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VARIABLE ANNUITY POLICIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the Funds or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Funds into consideration in composing the System. A Fund's results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Funds or the timing of the issuance for sale of the Funds or in the calculation of the equations by which the Funds are to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (i) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF A FUND; OR (ii) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH A FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUNDS.


   "VALUE LINE," AND "THE VALUE LINE INVESTMENT SURVEY" ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. VALUE LINE(R) TARGET 25 PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. FIRST TRUST ADVSIORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with First Defined's financial statements, is incorporated by reference in the SAI and included in the annual report, which is available without charge, upon request. The annual report accompanies the SAI.

Financial Highlights

Target Managed VIP Portfolio

For a Membership Interest outstanding throughout each year.

                                             Year       Year       Year      Year       Year
                                            Ended       Ended      Ended    Ended      Ended
                                           12/31/06    12/31/05  12/31/04  12/31/03  12/31/02(a)
Net asset value, beginning of year         $10.51      $9.80     $8.73     $6.47     $8.19
                                           _______     ______    _______   _______   _______
Income from Investment Operations:

Net investment income                        0.06       0.03      0.01++    0.02      0.00++#

Net realized and unrealized gain/(loss)
on investments                               1.15       0.68      1.06      2.24      (1.72)
                                           _______     ______    _______   _______   _______
Total from investment operations             1.21       0.71      1.07      2.26      (1.72)
                                           _______     ______    _______   _______   _______
Net asset value, end of year               $11.72     $10.51     $9.80     $8.73      $6.47
                                           =======    =======    =======   =======   =======
Total Return+                               11.51%     7.24%     12.26%    34.93%    (21.00)%
                                           =======    =======    =======   =======   =======

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)           $203,868      $182,892    $108,473   $20,488     $12,056

Ratio of operating expenses to average
net assets                                      1.37%         1.47%       1.47%     1.47%       1.47%

Ratio of net investment income
to average net assets                           0.54%         0.26%       0.14%     0.41%       0.06%

Portfolio turnover rate                           94%           76%         43%       72%         79%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                      1.37%         1.48%       2.07%    1.69%         2.73%

_______________
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

# Amount represents less than $0.01 per Membership Interest.

(a)Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from The Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Financial Highlights

The Dow(R) DART 10 Portfolio

For a Membership Interest outstanding throughout each year.

                                                  Year      Year      Year      Year      Year
                                                  Ended     Ended     Ended     Ended     Ended
                                                  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02
Net asset value, beginning of year                $8.41     $8.69     $8.37     $6.98     $8.54
                                                  _____     _____     _____     _____     ______
Income from Investment Operations:

Net investment income                              0.14++    0.14++    0.15++    0.22     0.12++

Net realized and unrealized gain/(loss)
on investments                                     2.01      (0.42)    0.17      1.17     (1.68)
                                                  _____     _____     _____     _____     ______
Total from investment operations                   2.15      (0.28)    0.32      1.39     (1.56)
                                                  _____     _____     _____     _____     ______
Net asset value, end of year                     $10.56      $8.41    $8.69     $8.37     $6.98
                                                 ======     ======    =====     =====    =======
Total Return+                                    25.56%      (3.22)%   3.82%    19.91%   (18.27)%
                                                 ======     ======    =====     =====    =======


Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)              $27,955     $11,611   $12,749  $ 4,268     $4,219

Ratio of operating expenses to average
net assets                                        1.47%       1.47%      1.47%   1.47%      1.47%

Ratio of net investment income
to average net assets                             1.47%       1.66%      1.84%   2.37%      1.52%

Portfolio turnover rate                             82%        145%        57%    78%         76%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                        1.47%       1.59%      2.33%   3.27%       3.13%

________________
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

Financial Highlights

The Dow(R) Target Dividend Portfolio

For a Membership Interest outstanding throughout each year.

                                                 Year          Period
                                                 Ended         Ended
                                                 12/31/06      12/31/05*

Net asset value, beginning of period              $9.87        $10.00
                                                 _______       _______
Income from Investment Operations:

Net investment income                             0.23++       0.12++

Net realized and unrealized (loss)
on investments                                     1.56        (0.25)
                                                 _______       _______
Total from investment operations                   1.79        (0.13)
                                                 _______       _______
Net asset value, end of period                   $11.66        $9.87
                                                 =======       =======
Total Return+                                    18.14%        (1.30)%
                                                 =======       =======
Ratios to average net assets/supplemental data:

Net assets, end of period (in 000's)           $100,906        $58,438

Ratio of operating expenses to average
net assets                                         1.37%        1.47%**

Ratio of net investment income
to average net assets                              2.11%        2.00%**

Portfolio turnover rate                              78%        18%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                         1.37%        1.52%**

_____________
* The Fund commenced operations on May 2, 2005.

**Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

Financial Highlights

Global Dividend Target 15 Portfolio
For a Membership Interest outstanding throughout each year.

                                                     Year      Year        Year      Year      Year
                                                     Ended     Ended       Ended     Ended     Ended
                                                     12/31/06  12/31/05(a) 12/31/04  12/31/03  12/31/02
Net asset value, beginning of year                   $15.27    $13.86     $11.05    $8.24      $9.66
                                                     _______   ______    _______    _______    _______
Income from Investment Operations:

Net investment income                                 0.63++   0.35++      0.27++    0.33      0.25++

Net realized and unrealized gain/(loss)
on investments                                        5.24     1.06         2.54      2.48     (1.67)
                                                     _______   ______     _______    _______    _______

Total from investment operations                      5.87     1.41         2.81      2.81     (1.42)

Net asset value, end of year                        $21.14    $15.27       $13.86     $11.05    $8.24
                                                    ========  =======      =======   ========  ========

Total Return+                                        38.44%   10.17%       25.43%     34.10%   (14.70)%
                                                    ========  =======      =======   ========  ========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's)                 $128,836  $36,791      $22,618    $3,050     $2,341

Ratio of operating expenses to average
net assets                                             1.47%   1.47%         1.47%    1.47%      1.47%

Ratio of net investment income to
average net assets                                     3.45%   2.49%         2.18%    3.36%      2.73%

Portfolio turnover rate                                  33%    70%           49%       66%        57%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                            1.47%   1.61%         2.67%    4.51%        4.50%

_____________________
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

(a)Effective May 2, 2005, based upon the determination of the Fund's
Board of Trustees, the Fund changed its name from the Global Target 15
Portfolio to the Global Dividend Target 15 Portfolio.

Financial Highlights

S&P(R) Target 24 Portfolio

For a Membership Interest outstanding throughout each year.


                                                  Year      Year     Year       Year      Year
                                                  Ended     Ended    Ended      Ended     Ended
                                                  12/31/06  12/31/05 12/31/04   12/31/03  12/31/02(a)
Net asset value, beginning of year                $9.02     $8.66    $7.62      $6.14     $7.19
                                                  _______   _______  _______    _______   ________
Income from Investment Operations:

Net investment income/(loss)                      (0.04)    0.02    (0.03)       0.03     (0.01)

Net realized and unrealized gain/(loss)
on investments                                     0.30     0.34     1.07        1.45      (1.04)
                                                  _______   _______  _______    _______   ________

Total from investment operation                    0.26     0.36     1.04        1.48      (1.05)
                                                  _______   _______  _______    _______   ________

Net asset value, end of year                      $9.28    $9.02    $8.66       $7.62      $6.14
                                                  =======  =======  ========    =======   ========

Total Return+                                     2.88%     4.16%   13.65%      24.10%    (14.60)%

Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's)               $16,057  $18.049   $14,158     $5,554     $4,767

Ratio of operating expenses to average
net assets                                         1.47%     1.47%     1.47%     1.47%      1.47%

Ratio of net investment income/(loss)
to average net assets                             (0.40)%    0.20%    (0.51)%    0.46%     (0.10)%

Portfolio turnover rate                            106%      113%      104%      84%       200%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                         1.56%      1.58%    2.37%     2.89%      2.96%

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(a)Effective April 30, 2002, based upon the determination of the Fund's
Board of Trustees, the Fund changed its name from the S&P(R) Target 10
Portfolio to the S&P(R) Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Financial Highlights

NASDAQ(R) Target 15 Portfolio

For a Membership Interest outstanding throughout each year.

                                                    Year       Year       Year       Year       Year
                                                    Ended      Ended      Ended      Ended      Ended
                                                  12/31/06     12/31/05   12/31/04   12/31/03   12/31/02

Net asset value, beginning of year                   $9.34        $9.04      $9.29   $6.83      $9.25
                                                   ________    __________   ________ ________   _________
Income from Investment Operations:

Net investment loss                                 (0.11)++      (0.07)++   (0.10)++ (0.14)    (0.08)

Net realized and unrealized gain/(loss)
on investments                                       0.94           0.37     (0.15)    2.60     (2.34)
                                                   ________    __________   ________ ________   _________
Total from investment operations                     0.83           0.30     (0.25)    2.46     (2.42)
                                                   ________    __________   ________ ________   _________
Net asset value, end of year                       $10.17          $9.34     $9.04    $9.29     $6.83
                                                   ========    ==========   ======== ========   =========
Total Return+                                        8.89%         3.32%     (2.69)%  36.02%    (26.16)%

Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's)                  $7,318         $6,552     $7,028  $5,073     $4,105

Ratio of operating expenses to average
net assets                                           1.47%          1.47%      1.47%   1.47%      1.47%

Ratio of net investment loss
to average net assets                               (1.08)%        (0.80)%(    1.20)% (1.34)%     (1.25)%

Portfolio turnover rate                                 92%          175%       117%     83%        98%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                            1.84%         1.83%      2.52%     2.96%     3.03%

________________
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

Financial Highlights

Value Line(R) Target 25 Portfolio

For a Membership Interest outstanding throughout each year.

                                                 Year      Year      Year       Year      Year
                                                 Ended     Ended     Ended      Ended     Ended
                                                 12/31/06  12/31/05  12/31/04   12/31/03 12/31/02(a)
Net asset value, beginning of year                $4.86     $4.06    $3.34      $2.37    $4.15
                                                 ________   _______  _______    ______   _______
Income from Investment Operations:

Net investment loss                               (0.04)    (0.02)++ (0.04)++   (0.02)    (0.03)++

Net realized and unrealized gain/(loss)
on investments                                     0.18      0.82     0.76       0.99     (1.75)
                                                 ________   _______  ________   ______   _________
Total from investment operations                   0.14      0.80     0.72       0.97     (1.78)
                                                 ________   ________ ________   ______   _________
Net asset value, end of year                      $5.00     $4.86    $4.06      $3.34      $2.37
                                                 ========   ======== ========   ======   =========
Total Return+                                      2.88%    19.70%   21.56%     40.93%    (42.89)%
                                                 ========   ======== ========   ======   =========
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's)                $43,776  $54,072  $21,765    $4,936      $2,976

Ratio of operating expenses to average
net assets                                           1.41%   1.47%   1.47%     1.47%       1.47%

Ratio of net investment loss
to average net assets                               (0.88%) (0.45)% (1.13)%   (0.92)%      (1.22)%

Portfolio turnover rate                               124%    97%     87%        74%         49%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                           1.41%   1.49%   2.28%     3.36%        6.72%

_______________________
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

(a)Effective April 30, 2002, based upon the determination of the Fund's
Board of Trustees, the Fund changed its name from the First Trust
Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Financial Highlights

First Trust 10 Uncommon Values Portfolio

For a Membership Interest outstanding throughout each year.


                                                 Year      Year     Year      Year     Year
                                                 Ended     Ended    Ended     Ended    Ended
                                                 12/31/06  12/31/05 12/31/04  12/31/03 12/31/02
Net asset value, beginning of year               $5.23     $5.20    $4.67     $3.41   $5.40
                                                 ________  ______   ______    _______ ________
Income from Investment Operations:

Net investment loss                               0.06     (0.01)++ (0.02)    (0.01)  (0.03)++

Net realized and unrealized gain/(loss)
on investments                                    0.15      0.04     0.55      1.27   (1.96)
                                                 ________  ______   ______    _______ ________
Total from investment operations                  0.21      0.03    (0.53)     1.26   (1.99)
                                                 ________  ______   ______    _______ ________
Net asset value, end of year                     $5.44     $5.23    $5.20     $4.67    $3.41
                                                 ========  =======  =======   =======  =======
Total Return+                                     4.02%    0.58%     11.35%    36.95%  (36.85)%

Ratios to average net assets/supplemental data:

Net assets, end of year (in 000's)               $5,734    $7,004    $9,803    $9,487    $6,752

Ratio of operating expenses to average
net assets                                        1.37%     1.37%     1.37%     1.37%     1.37%

Ratio of net investment loss
to average net assets                             1.14%    (0.16)%   (0.11)%   (0.29)%   (0.78)%

Portfolio turnover rate                             87%       92%      123%     117%       106%

Ratio of operating expenses to average net
assets without fee waivers and expenses
reimbursed                                        1.79%     1.69%     1.61%     2.36%     2.29%

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment adviser and the administrator. The returns for the portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

++Per Membership Interest values have been calculated using the average share method.

                    FIRST DEFINED PORTFOLIO FUND, LLC

                      Target Managed VIP Portfolio

                      The Dow(R) DART 10 Portfolio

                  The Dow(R) Target Dividend Portfolio

                   Global Dividend Target 15 Portfolio

                       S&P(R) Target 24 Portfolio

                      NASDAQ(R) Target 15 Portfolio

                    Value Line(R) Target 25 Portfolio

                First Trust 10 Uncommon Values Portfolio

Several additional sources of information are available to you. Additional information about the Funds' investments is available in the Funds' annual and semi annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Also, the SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. The SAI and the prospectus are intended for use in connection with variable annuity policies offered by American Skandia Life Assurance Corporation. Call the Funds at (800) 621 1675 for shareholder inquiries or to request a free copy of the SAI, the annual and semi annual reports or for other Fund information. The Funds' SAI and their annual and semi annual reports are also available, free of charge, on the Funds' website at http://www.ftportfolios.com.

You may obtain this and other Fund information, including the Code of Ethics adopted by First Trust, FTP and the Funds, directly from the Securities and Exchange Commission. Information on the Securities and Exchange Commission's website is free of charge. Visit the Securities and Exchange Commission's on line EDGAR database at http://www.sec.gov or in person at the Securities and Exchange Commission's Public Reference Room in Washington, DC, or call the Securities and Exchange Commission at (202) 942-8090 for information on the Public Reference Room. You may also request Fund information by writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

                    First Defined Portfolio Fund, LLC
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             (800) 621-1675
                          www.ftportfolios.com

                                                    SEC File #: 333-72447
                                                                811-09235

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2007

                        First Defined Portfolio Fund, LLC




        This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than the information set forth in the prospectus for the applicable series (each a "Fund" and collectively the "Funds") of First Defined Portfolio Fund, LLC (the "Company") and should be read in conjunction with the prospectus for the Funds dated April 30, 2007. The prospectus may be obtained by writing to 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, or by calling (800) 621-1675.


                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION...........................................1

GENERAL INFORMATION AND HISTORY...............................................3

INVESTMENT OBJECTIVES AND POLICIES............................................3

INVESTMENT STRATEGIES.........................................................5

INVESTMENT RISKS.............................................................18

LICENSING ARRANGEMENTS.......................................................27

DESCRIPTIONS OF INDICES......................................................29

FUND MANAGEMENT..............................................................34

CODE OF ETHICS...............................................................41

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................42

INVESTMENT ADVISORY AND OTHER SERVICES.......................................42

RULE 12b-1 PLAN..............................................................50

BROKERAGE ALLOCATIONS........................................................52

MARKET TIMING POLICY.........................................................54

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS............................54

VOTING RIGHTS AND GENERAL FUND INFORMATION...................................55

PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS..............................56

PERFORMANCE..................................................................59

ADDITIONAL INFORMATION.......................................................64

FINANCIAL STATEMENTS.........................................................64


        The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Report, which is attached hereto. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on March 12, 2007. The financial statements from such Annual Report are incorporated herein by reference.

                         GENERAL INFORMATION AND HISTORY

        The Company is a non-diversified, open-end management series investment company organized as a Delaware limited liability company on January 8, 1999. Currently, the Company has eight series authorized and outstanding. Each series of the Company represents membership interests (the "Interests") in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Company are comprised of The Dow(R) DART 10 Portfolio (the "DART 10 Portfolio"), The Dow(R) Target Dividend Portfolio (the "Dow Dividend Portfolio"), Global Dividend Target 15 Portfolio (the "Global Target Portfolio"), S&P(R) Target 24 Portfolio (the "S&P(R) Target Portfolio"), NASDAQ(R) Target 15 Portfolio (the "NASDAQ(R) Target Portfolio"), Value Line(R) Target 25 Portfolio (the "Value Line(R) Target Portfolio"), First Trust 10 Uncommon Values Portfolio ("10 Uncommon Values Portfolio") and Target Managed VIP Portfolio ("Target Managed VIP Portfolio"). Effective May 2, 2005, the Global Target 15 Portfolio changed its name to the Global Dividend Target 15 Portfolio pursuant to the approval of the Board of Trustees. Effective April 30, 2002, The Dow(R) Target 5 Portfolio, S&P(R) Target 10 Portfolio and First Trust Internet Portfolio changed their names to the Target Managed VIP Portfolio, S&P(R) Target 24 Portfolio and Value Line(R) Target 25 Portfolio, respectively, pursuant to the approval of the Board of Trustees. Interests of the Funds are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia Life Assurance Corporation, a Prudential Financial Company ("American Skandia").

                       INVESTMENT OBJECTIVES AND POLICIES

        The prospectus describes the investment objectives and policies of the Funds. The following supplements the information contained in the prospectus concerning the investment objective and policies of the Funds.

        Each Fund is also subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting Interests of the Fund:

               (1) A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

               (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

               (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio securities.

               (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

               (5) A Fund may not make loans to other persons, except through
        (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not pledge, mortgage or hypothecate any of its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment.

               (8) A Fund may invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for the Fund selects securities in a manner that results in such a concentration. Notwithstanding the foregoing, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (See "Additional Risks of Investing in the Funds" in the prospectus and "Investment Risks-Industry Risks" herein for a discussion of the risks associated with the concentration of a Fund's holdings in a given industry.)

        Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        The foregoing fundamental policies and the investment objective of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting Interests of the Company (or of a particular Fund, if appropriate). The 1940 Act defines a majority vote as the vote of the lesser of
(i) 67% or more of the voting Interests represented at a meeting at which more than 50% of the outstanding Interests are represented; or (ii) more than 50% of the outstanding voting Interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting Interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting Interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting Interests of any other Fund affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Interests.

        In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.


                              INVESTMENT STRATEGIES

        Under normal circumstances, each Fund will invest at least 80% of the total assets of the Fund in the particular type of investments or in accordance with the Fund's investment strategy, if applicable, suggested by the Fund's name. Fund interest holders are entitled to 60 days notice prior to any change in this non-fundamental investment policy.

TYPES OF INVESTMENTS

        Warrants: Each Fund may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

        Securities Lending: Each Fund may also lend portfolio securities to broker-dealers and financial institutions to realize additional income. A Fund will not lend its portfolio securities or other assets, if as a result, more than 33-1/3% of the Fund's total assets, including collateral received, would be lent to broker-dealers or other parties. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking-to-market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Securities loaned by a Fund remain subject to fluctuations in market value. A Fund may pay reasonable finders, custodian and administrative fees in connection with a loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the Funds' investment adviser, First Trust Advisors L.P. ("First Trust"), to be of good standing.

        During the period that a Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

        Delayed-Delivery Transactions: A Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

        Each Fund will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

        Illiquid Securities: Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

        Money Market Funds: Each Fund may invest in shares of money market funds to the extent permitted by the 1940 Act.

        Temporary Investments: Each Fund may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

        Short-term debt securities are defined to include, without limitation, the following:

               (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
        (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's

        15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore; certificates of deposit purchased by a Fund may not be fully insured.

               (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

               (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

               (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

PORTFOLIO TURNOVER

        A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by a Fund of increased brokerage costs and expenses. For fiscal year 2006, the portfolio turnover rate for The Dow(R) DART 10 Portfolio was 82%, this amount is significantly lower than in fiscal year 2005, which had a turnover rate of 145%. The primary reason that the portfolio turnover rate for The Dow(R) DART 10 Portfolio for fiscal year 2006 was lower was than the average market value of the portfolio increased from $12.7 million in fiscal year 2005 to $18.3 million in fiscal year 2006. This increased the size of the denominator of the portfolio turnover rate calculation for fiscal year 2006, thus lowering the turnover rate for fiscal year 2006. For fiscal year 2006, the portfolio turnover rate for The Dow(R) Target Dividend Portfolio was 78%, this amount is significantly higher than in fiscal year 2005, which had a turnover rate of 18%. The primary reason that the portfolio turnover rate for The Dow(R) Target Dividend Portfolio for fiscal year 2006 was higher was that redemptions increased from approximately $8.1 million in fiscal year 2005 to $42.8 million in fiscal year 2006, which led to increased sales of portfolio securities to cover the redemptions. For fiscal year 2006, the portfolio turnover rate for the Global Dividend Target 15 Portfolio was 33%, this amount is significantly lower than in fiscal 2005, which had a turnover rate of 70%. The primary reason that the portfolio turnover rate for the Global Dividend Target 15 Portfolio for fiscal year 2006 was lower was that the average market value of the portfolio increased from $27.7 million in fiscal year 2005 to $67.6 million in fiscal year 2006. This increased the size of the denominator of the portfolio turnover rate calculation for fiscal year 2006, thus lowering the turnover rate for fiscal year 2006. For fiscal year 2006, the portfolio turnover rate for the NASDAQ(R) Target 15 Portfolio was 92%, this amount is significantly lower than in fiscal year 2005, which had a turnover rate of 175%. The primary reason that the portfolio turnover rate for the NASDAQ(R) Target 15 Portfolio for fiscal year 2006 was lower was that the redemptions decreased from approximately $3.9 million in fiscal year 2005 to $2.5 million in fiscal year 2006, which led to decreased sales of portfolio securities in cover redemptions in fiscal year 2006.

HEDGING STRATEGIES

General Description of Hedging Strategies

        A Fund may engage in hedging activities. First Trust may cause a Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge the Fund's holdings.

        Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

        The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the futures industry's self-regulatory organization. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

        The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

        Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

        A Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

        A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Indices or a more narrower market index, such as the Standard & Poor's
100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

        A Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

        The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

        There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

        Each Fund may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the Commodities Exchange Act (the "CEA"). Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

        An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

        Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract.

        The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

        If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on their margin deposits.

        Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

        Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

        There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ(R) 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

        Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

        A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

        As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Each Fund will earmark or set aside in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

        The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "INVESTMENT STRATEGIES - Hedging Strategies." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Non-U.S. Currency Transactions

        The Funds may engage in non-U.S. currency forward contracts, options, and futures transactions. Such Funds may enter into non-U.S. currency transactions for hedging and other permissible risk management purposes only. Non-U.S. currency Futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Funds invest in a currency futures or options contract, they must make a margin deposit to secure performance of such contract. With respect to investments in currency Futures Contracts, the Funds may also be required to make variation margin deposits because the value of futures contracts fluctuates from purchase to maturity. In addition, the Funds may earmark or segregate assets to cover their futures contracts obligations.

NON-U.S. INVESTMENTS

Indirect Non-U.S Investment-Depositary Receipts

        The Funds may invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership Interests in the securities of non-U.S. issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

        Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Direct Non-U.S. Investments

        The Funds may invest directly in the securities of non-U.S. issuers. In consideration of whether to invest in the securities of a non-U.S. company, First Trust considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. First Trust also considers factors relating to the general economic, government, and social conditions of the country or countries where the company is located.

        Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in non-U.S. markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Description of Funds

        As described in the Funds' prospectus, the portfolio of the DART 10 Portfolio consists primarily of the common stocks of the ten companies in the Dow Jones Industrial Average(SM) ("DJIA") that have the highest combined dividend yields and buyback ratios on or about the date specified in the prospectus (the "Stock Selection Date"). The Dow Dividend Portfolio consists primarily of the common stock of the 20 stocks from The Dow Jones Select Dividend Index(SM) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book on or about the Stock Selection Date. The portfolio of the Global Target Portfolio consists primarily of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index on or about the Stock Selection Date. The portfolio of the S&P(R) Target Portfolio consists primarily of the common stocks of 24 companies selected from a pre-screened subset of the stocks included in the Standard & Poor's 500 Index ("S&P 500 Index") annually on or about the Stock Selection Date. The portfolio of the 10 Uncommon Values Portfolio consists primarily of the ten common stocks selected annually by the Investment Policy Committee of Lehman Brothers, Inc. ("Lehman Brothers") with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation during the next year. The NASDAQ(R) Target Portfolio consists primarily of the common stocks of fifteen companies selected from a pre-screened subset of the stocks included in the NASDAQ 100 Index(R) on or about the Stock Selection Date. The portfolio of the Value Line(R) Target Portfolio consists primarily of the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's #1 ranking for Timeliness(TM) annually on or about the Stock Selection Date. Each year, as discussed in the prospectus, the portfolio of each Fund is adjusted in accordance with its investment strategy. The portfolio of the Target Managed VIP Portfolio consists primarily of common stocks that are identified by applying six uniquely specialized strategies on or about the Stock Selection Date: The Dow(R) DART 5 Strategy, the European Target 20 Strategy, The NASDAQ(R) Target 15 Strategy, the S&P(R) Target 24 Strategy, the Target Small-Cap Strategy, and the Value Line(R) Target 25 Strategy. See "FUND OVERVIEW" in the prospectus for the relevant Fund for a more detailed description of its investment strategy.

        The dividend yield for each equity security contained in the DART 10 Portfolio and the securities based on the DJIA in the Global Target Portfolio and the Target Managed VIP Portfolio is calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date. The yield for each equity security listed on the FT Index or the Hang Seng Index in the Global Target Portfolio is calculated by adding together the most recent interim and final dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date.

        The publishers of the S&P 500 Index, FT Index and the Hang Seng Index are not affiliated with First Trust and have not participated in the creation of the Funds or the selection of the equity securities included therein. There is, of course, no guarantee that the objective of any Fund will be achieved.

        Any changes in the components of any of the respective indices or in the composition of the stocks listed on the NYSE, AMEX or NASDAQ Stock Market ("NASDAQ") made after the respective Stock Selection Date will not cause a change in the identity of the common stocks included in the applicable Fund, including any additional equity securities deposited thereafter until the next Stock Selection Date when the portfolio of each Fund will be adjusted in accordance with its investment strategy.

        Investors should note that each Fund's investment criteria is applied and will in the future be applied to the equity securities selected for inclusion in the Fund as of the applicable Stock Selection Date. Additional equity securities which were originally selected through this process may be purchased throughout the year, as investors may continue to invest in the Fund, even though the yields on these equity securities may have changed subsequent to the previous Stock Selection Date. These equity securities may no longer be included in the index, or may not meet a Fund's selection criteria at that time, and therefore, such equity securities would no longer be chosen for inclusion in the Fund if the selection process were to be performed again at that time. Accordingly, the equity securities selected and the percentage relationship among the number of shares will not change for purchases or sales by a Fund until the next annual Stock Selection Date.

Insurance Law Restrictions

        In connection with the Company's agreement to sell shares to Account B, American Skandia and First Trust may enter into agreements, required by certain state insurance departments, under which First Trust may agree to use its best efforts to assure and to permit American Skandia to monitor each Fund for compliance with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, American Skandia would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Company's operations.


                                INVESTMENT RISKS

Overview

        An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

        Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by such Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

        Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

        First Trust shall not be liable in any way for any default, failure or defect in any equity security held in a Fund's portfolio.

ADDITIONAL RISKS OF INVESTING IN FUNDS

Liquidity

        Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities held in a Fund may be sold to meet transfers, partial withdrawals or surrenders or to implement a strategy on or about each stock selection date and the value of a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Lack of Diversification

        Each Fund is classified as "non-diversified" and therefore a Fund is only limited as to the percentage of its assets which may be invested in securities of any one issuer by its own investment restrictions and by diversification requirements imposed by the Internal Revenue Code of 1986, as amended. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This can expose each Fund to potentially greater market fluctuations than might be experienced by a diversified fund. Each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests. For example, an investment in the DART 10 Portfolio may subject an investor to additional risk due to the relative lack of diversity in its portfolio since the portfolio contains only ten stocks. Therefore, the DART 10 Portfolio may be subject to greater market risk than other funds which may contain a more diversified portfolio of securities. A Fund is not designed to be a complete investment program for an investor. Variable annuity policy owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their policy assets.

Small Capitalization Companies

        Certain or all of the equity securities in the Funds may be small cap company stocks. While, historically, small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

        The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Litigation

        At any time litigation may be instituted on a variety of grounds with respect to the common stock held by the Funds. A Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

        In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

               (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

               (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

               (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset.

        With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

               (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

               (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

               (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING NON-U.S. CURRENCIES

       (1) Currency Risks. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of non-U.S. currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. Funds may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. A Fund will conduct its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

       (2) Forward Non-U.S. Currency Exchange Contracts. The Funds may enter into forward non-U.S. currency exchange contracts. Forward non-U.S. currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. First Trust believes that it is important to have the flexibility to enter into forward non-U.S. currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in non-U.S. currency exchange. The Funds will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that they would be obligated to deliver an amount of non-U.S. currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that First Trust believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Funds will not enter into forward non-U.S. currency exchange contracts with a term longer than one year.

       (3) Non-U.S. Currency Options. A non-U.S. currency option provides the option buyer with the right to buy or sell a stated amount of non-U.S. currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on non-U.S. currency generally rises in value if the underlying currency appreciates in value, and a put option on a non-U.S. currency generally rises in value if the underlying currency depreciates in value. Although purchasing a non-U.S. currency option can protect the Fund against an adverse movement in the value of a non-U.S. currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a non-U.S. currency that was appreciating and had purchased a non-U.S. currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in a non-U.S. currency and, in conjunction with that purchase, purchased a non-U.S. currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire, in the spot market, the amount of non-U.S. currency needed for settlement.

       (4) Special Risks Associated with Non-U.S. Currency Options. Buyers and sellers of non-U.S. currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with non-U.S. currency options. The markets in non-U.S. currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of First Trust, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on non-U.S. currencies are affected by all of the same factors that influence non-U.S. exchange rates and investments generally. The value of a non-U.S. currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a non-U.S. security. Because non-U.S. currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of non-U.S. currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in non-U.S. currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

       (5) Non-U.S. Currency Futures Transactions. By using non-U.S. currency Futures Contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward non-U.S. currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward non-U.S. currency exchange contracts.

       (6) Special Risks Associated with Non-U.S. Currency Futures Contracts and Related Options. Buyers and sellers of non-U.S. currency Futures Contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with non-U.S. currency Futures Contracts and their use as a hedging device similar to those associated with options on currencies, as described above. Options on non-U.S. currency Futures Contracts may involve certain additional risks. Trading options on non-U.S. currency Futures Contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on non-U.S. currency Futures Contracts unless and until, in the opinion of First Trust, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying non-U.S. currency Futures Contracts. Compared to the purchase or sale of non-U.S. currency Futures Contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on Futures Contracts would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

NON-U.S. ISSUER RISKS

        Since certain of the portfolio securities included in the Funds may consist of common stocks of non-U.S. issuers, an investment in such Funds involves certain investment risks that are different in some respects from an investment in a fund which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or government restrictions which might adversely affect the payment or receipt of dividends on the relevant portfolio securities, the possibility that the financial condition of the issuers of the portfolio securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the non-U.S. issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of non-U.S. currency devaluations and fluctuations in the value of the common stocks and dividends of non-U.S. issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on non-U.S. securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.

        On the basis of the best information available to First Trust at the present time, none of the portfolio securities in such Funds are currently subject to exchange control restrictions under existing law which would materially interfere with payment to such Funds of dividends due on, or proceeds from the sale of, the non-U.S. portfolio securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the non-U.S. portfolio securities and may impair the ability of a Fund to satisfy its obligation to redeem shares or could cause delays or increase the costs associated with the purchase and sale of the non-U.S. portfolio securities and correspondingly affect the price of its shares.

        The purchase and sale of the non-U.S. portfolio securities may be made in non-U.S. securities markets. Although First Trust does not believe that the Funds will encounter obstacles in acquiring or disposing of the non-U.S. portfolio securities, investors should be aware that in certain situations it may not be possible to purchase or sell a non-U.S. portfolio security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the non-U.S. portfolio securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise. An investment in such Funds will also be subject to the risks of currency fluctuations associated with investments in non-U.S. equity securities trading in non-U.S. currencies.

        Certain of the equity securities in the Funds may be in ADR or GDR form. ADSs and GDSs (collectively, the "Depositary Receipts") may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include ADSs and GDSs, respectively.

        Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the 1933 Act and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

        For the equity securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic shares and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the equity securities. The non-U.S. issuers of securities that are Depositary Receipts may pay dividends in non-U.S. currencies which must be converted into U.S. dollars. Most non-U.S. currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in non-U.S. currencies, or which pay dividends in non-U.S. currencies or which are traded in non-U.S. currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar non-U.S. exchange rates for the relevant currencies.

ADDITIONAL FUND RISKS

        Certain equity securities selected for the Funds may have attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or Exchange. The equity securities may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the equity securities will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the equity securities will be maintained or that share prices will not decline further during the life of the Funds, or that the equity securities will continue to be included in the respective indices or Exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will provide for capital appreciation in excess of such Fund's expenses. Because of the contrarian nature of such Funds and the attributes of the common stocks, which caused inclusion in the portfolio, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, each of the strategies have underperformed their respective index or indices in certain years.

        Equity securities in a Fund from time to time may be sold under certain circumstances described in the prospectus or herein. Each Fund, however, is not actively managed and equity securities in a Fund will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the equity securities no longer meet the criteria by which they were selected for a Fund. However, equity securities will be sold on or about each annual Stock Selection Date in accordance with a Fund's stock selection strategy.

        License Termination Risk. Certain of the Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the affected Fund.


                             LICENSING ARRANGEMENTS

     The licensing arrangements with Lehman Brothers and Value Line Publishing, Inc. are described below. A description of other licensing arrangements can be found in the "Descriptions of Indices" section.

LICENSING ARRANGEMENTS WITH LEHMAN BROTHERS

        As noted in the prospectus, the objective of the 10 Uncommon Values Portfolio is to provide the potential for above-average capital appreciation by investing the Fund's portfolio in the ten common stocks selected by the Investment Policy Committee of Lehman Brothers with the assistance of the Research Department of Lehman Brothers which, in the opinion of Lehman Brothers, have the greatest potential for capital appreciation during the next year. The selection is based upon a determination by Lehman Brothers that the selected stocks are deemed to have an above-average appreciation potential against the S&P 500 Index over the 12 months following the selection of the portfolio. The stocks included in this Fund are adjusted annually in accordance with the new selections of Lehman Brothers for subsequent years. Lehman Brothers is one of the leading global investment banks serving institutional, corporate, government and high net worth individual clients and customers. Lehman Brothers' business includes capital raising for clients through securities underwriting and direct placements; corporate finance and strategic advisory services; merchant banking; securities sales and trading; research; and the trading of non-U.S. exchange, derivative products and certain commodities. The Fund is not sponsored, advised, or created by Lehman Brothers Inc. Lehman Brothers only relationship to First Trust is the licensing of certain trademarks and tradenames of Lehman Brothers and of the "10 Uncommon Values" and the sale to First Trust of research which is determined, composed and calculated by Lehman Brothers Inc. without regard to First Trust or the Fund. In addition, Lehman Brothers may also receive fees for brokerage services provided to this Fund as well as unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). Lehman Brothers, in its general securities business acts, as agent or principal in connection with the purchase and sale of equity securities, including the equity securities held in the Fund and may act as a market maker in certain of the equity securities.

LICENSING ARRANGEMENTS WITH VALUE LINE PUBLISHING, INC.

     "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Fund. The Target Managed VIP Portfolio and the Value Line(R) Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio or the Value Line(R) Target 25 Portfolio.

        Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line(R) TimelinessTM Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the Funds or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Funds into consideration in composing the System. A Fund's results may differ from the hypothetical or published results of the Value Line(R) TimelinessTM Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Funds or the timing of the issuance for sale of the Funds or in the calculation of the equations by which the Funds are to be converted into cash.

        VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT

WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (i) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF A FUND; OR (ii) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH A FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUNDS.


                             DESCRIPTIONS OF INDICES

        Certain Funds invest in stocks included in the DJIA, The Dow Jones Select Dividend IndexSM, the FT Index, the Hang Seng Index, the NASDAQ 100 Index(R), and the S&P 500(R) Index. The following is a description of these indices.

THE DOW JONES INDUSTRIAL AVERAGE(SM)

        The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the DJIA may be changed at any time for any reason. Any changes in the components of the DJIA made after the Stock Selection Date will not generally cause a change in the identity of the equity securities involved in the applicable Fund, including any equity securities deposited in a Fund, except when the Fund is periodically adjusted.

THE DOW JONES SELECT DIVIDEND INDEX(SM)

        The Dow Jones Select Dividend Index(SM) universe consists of all dividend-paying companies in The Dow Jones U.S. Total Market Index ("Dow Jones U.S. TMI") that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three month average daily trading volume of 200,000 shares. The Dow Jones U.S. TMI is a rules-governed, broad-market benchmark that represents approximately 95% of U.S. market capitalization.

        The following criteria are used to select securities for the index:

                1. Issues are ranked in descending order of indicated annual yield, defined as a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

                2. Any current component stock with a three-month average daily trading volume of less than 100,000 shares is deemed ineligible for selection.

                3. All remaining current component stocks rated 200 and above are selected to the index.

                4. Stocks that are not current components are added to the index until the component count reaches 100.

        A company's weight in the index is based on its indicated annual dividend. In the event of a stock split affecting a component company, weighting factors are adjusted to keep the component weights in the index constant.

        The index composition is reviewed annually in December. Historical selections for 1992 through 1999 were conducted based on closing prices and indicated dividends as of year end. For 2000 through 2002, selections were conducted on the Monday following the third Friday of December. Beginning with the December 2003 review, selections have been made based on indicated annual dividends as of the last trading day in November. Changes are implanted at the opening of trading on the Monday following the third Friday of December.

        Under the following circumstances, a component stock is immediately removed from the index, independent of the annual review.

        o The component company is affected by a corporate action such as a delisting or bankruptcy.

        o The component company eliminates its dividend.

        o The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding noncomponent on the latest monthly selection list.

        A component stock that is removed from the index as the result of an extraordinary deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent annual review. The new stock is added to the index at a weight commensurate with its own indicated annual dividend.

        The component company that is removed from The Dow Jones U.S. TMI (the index universe) during the course of the year because of a reduction in market capitalization remains in The Dow Jones Select Dividend Index(SM) until the next annual review.

        "Dow Jones Industrial Average(SM)," "DJIA(SM)," "Dow Industrials(SM)," "Dow 30(SM)," "The Dow(R)," "The Dow Jones Select Dividend Index(SM)" and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust. None of the Funds, including, and in particular, the Target Managed VIP Portfolio, Dow Dividend Portfolio and the DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

        The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to a Fund's interest holders or any member of the public regarding the advisability of purchasing a Fund. Dow Jones' only relationship to the Funds, American Skandia, or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of American Skandia, First Trust or variable annuity owners into consideration in determining, composing or calculating the DJIA or the Dow Jones Select Dividend IndexSM. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Funds, including the pricing of the Funds' Interests or the amount payable under variable annuity contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Funds or any variable annuity contracts.

         DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR THE DOW JONES SELECT DIVIDEND INDEX(SM) OR ANY DATA RELATED THERETO AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, AMERICAN SKANDIA, FIRST TRUST OR VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR THE DOW JONES SELECT DIVIDEND INDEX(SM) OR ANY DATA RELATED THERETO. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR THE DOW JONES SELECT DIVIDEND INDEX(SM) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FINANCIAL TIMES INDUSTRIAL ORDINARY SHARE INDEX

        The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The Financial Times Ordinary Index is calculated by FTSE International Ltd. ("FTSE"). All copyright in the index constituent list vests in FTSE. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the FT Index are made entirely by the editors of The Financial Times without consultation with the companies, stock exchange or any official agency. Most substitutions have been the result of mergers or because of poor share performance, but from time to time, changes may be made to achieve a better representation. The components of the FT Index may be changed at any time for any reason.

THE HANG SENG INDEX

        The Hang Seng Index was first published in 1969 and presently consists of 38 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

        Except as described herein or in the prospectus, neither the publishers of the S&P 500 Index, DJIA, FT Index nor the Hang Seng Index have granted the Funds, American Skandia, or First Trust a license to use their respective index. The Funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination thereof and it is expected that their prices will not parallel or correlate with such movements. The publishers of the S&P 500 Index, DJIA, FT Index and the Hang Seng Index have not participated in any way in the creation of the Funds or in the selection of stocks in the Funds and have not approved any information related thereto.

THE NASDAQ 100 INDEX(R)

        The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market(R) based on market capitalization. The index is calculated based on a modified capitalization weighted methodology.

        The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100(R) Index to track general stock market performance. The Corporations' only relationship to First Trust (the "Licensee") is in the licensing of the NASDAQ(R), NASDAQ-100(R) and NASDAQ-100 Index(R) trademarks and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Funds. NASDAQ has no obligation to take the needs of the Licensee or the owners of the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio or any of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of a Fund.

        THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VARIABLE ANNUITY POLICIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE STANDARD & POOR'S 500 INDEX

        Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500(R) Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the index proportionate to its market value.

        The S&P(R) Target 24 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to First Trust, the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio. S&P has no obligation to take the needs of First Trust or the owners of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination for the prices and amount of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VARIABLE ANNUITY POLICIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R)

INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 FUND MANAGEMENT

        The general supervision of the duties performed for each Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Company, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for each Fund, choose the Company's officers and hire the Company's investment adviser. The officers of the Company manage its day-to-day operations and are responsible to the Company's Board of Trustees. The following is a list of the Trustees and officers of the Company and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.


                                                                                                 Number of
                                                                                                 Portfolios in
                                                                                                 the First
                                                     Term of Office                              Trust Fund     Other
                                                     and Year First                              Complex        Trusteeships or
Name, Address                  Position and          Elected or       Principal Occupations      Overseen by    Directorships
and Date of Birth              Offices with Company  Appointed        During Past 5 Years        Trustee        Held by Trustee
__________________             ____________________  _______________  ______________________     ___________    _______________

Trustee who is an Interested
Person of the Company
____________________________
James A. Bowen(1)*             President, Chairman  oIndefinite term  President, First Trust     33 Portfolios  Trustee of
1001 Warrenville Road,         of the Board, Chief  o1999             Portfolios L.P. and First                 Wheaton College
  Suite 300                    Executive Officer                      Trust Advisors L.P.;
Lisle, IL 60532                and Trustee                            Chairman of the Board of
D.O.B.: 09/55                                                         Directors, BondWave LLC
                                                                      (Software Development
                                                                      Company/ Broker-Dealer)
                                                                      and Stonebridge Advisors
                                                                      LLC
Trustees who are not
Interested Persons of the
Company
_________________________
Richard E. Erickson            Trustee              oIndefinite term  Physician, President       33 Portfolios  None
c/o First Trust Advisors L.P.                       o2000             Wheaton Orthopedics; Co-
1001 Warrenville Road,                                                Owner and Co-Director,
  Suite 300                                                           Sports Med Center for
Lisle, IL 60532                                                       Fitness; Limited Partner,
D.O.B.: 04/51                                                         Gundersen Real Estate
                                                                      Partnership

                                      -34-

Thomas R. Kadlec               Trustee              oIndefinite term  President, ADM             33 Portfolios  None
c/o First Trust Advisors L.P.                       o2004             Derivatives, Inc. (May
1001 Warrenville Road,                                                2005 to Present); Vice
  Suite 300                                                           President, Chief
Lisle, IL 60532                                                       Financial Officer, ADM
D.O.B.: 11/57                                                         Investor Services, Inc.
                                                                      (Futures Commission
                                                                      Merchant) (1990 to
                                                                      Present); Registered
                                                                      Representative, Segerdahl
                                                                      & Company, Inc., an NASD
                                                                      member (Broker-Dealer)
                                                                      (2000 to Present)

Robert F. Keith                Trustee              oIndefinite term  President, Hibs            33 Portfolios  None
c/o First Trust Advisors L.P.                       o2007             Enterprises (Financial
1001 Warrenville Road,                                                and Management
  Suite 300                                                           Consulting) (2003 to
Lisle, IL 60532                                                       Present); President,
D.O.B.: 11/56                                                         Aramark Service Master
                                                                      Management Services (2001
                                                                      to 2003); President and
                                                                      Chief Operating Officer,
                                                                      Service Master Management
                                                                      Services (1998 to 2003)

Niel B. Nielson                Trustee              oIndefinite term  President, Covenant        33 Portfolios  Director of
c/o First Trust Advisors L.P.                       o2000             College (2002 to                          Covenant
1001 Warrenville Road,                                                Present); Associate                       Transport Inc.
  Suite 300                                                           Pastor, College Church in
Lisle, IL 60532                                                       Wheaton (1997 to June 2002)
D.O.B.: 03/54

Officers of the Company
______________________
Mark R. Bradley                Treasurer,           oIndefinite term  Chief Financial Officer,        N/A       N/A
1001 Warrenville Road,         Controller, Chief    o2000             Managing Director, First
  Suite 300                    Financial Officer                      Trust Portfolios L.P. and
Lisle, IL 60532                and Chief                              First Trust Advisors
D.O.B.: 11/57                  Accounting Officer                     L.P.; Chief Financial
                                                                      Officer, BondWave LLC
                                                                      (Software Development
                                                                      Company/Broker-Dealer)
                                                                      and Stonebridge Advisors
                                                                      LLC

                                      -35-

Susan M. Brix                  Assistant Vice       oIndefinite term  Representative, First           N/A       N/A
1001 Warrenville Road,         President            o2000             Trust Portfolios L.P.;
  Suite 300                                                           Assistant Portfolio
Lisle, IL 60532                                                       Manager, First Trust
D.O.B.: 01/60                                                         Advisors L.P.

Kelley Christensen             Vice President       oIndefinite term  Assistant Vice President,       N/A       N/A
1001 Warrenville Road,                              o2006             First Trust Portfolios
  Suite 300                                                           L.P. and First Trust
Lisle, IL 60532                                                       Advisors L.P.
D.O.B.: 07/63

James M. Dykas                 Assistant Treasurer  oIndefinite term  Vice President, First           N/A       N/A
1001 Warrenville Road,                              o2005             Trust Portfolios L.P. and
  Suite 300                                                           First Trust Advisors L.P.
Lisle, IL 60532                                                       (January 2005 to
D.O.B.: 01/66                                                         Present); Executive
                                                                      Director, Van Kampen
                                                                      Asset Management and
                                                                      Morgan Stanley Investment
                                                                      Management (December 2002
                                                                      to January 2005); Vice
                                                                      President, Van Kampen
                                                                      Asset Management and
                                                                      Morgan Stanley Investment
                                                                      Management (December 2000
                                                                      to December 2002)

W. Scott Jardine               Secretary and Chief  oIndefinite term  General Counsel, First          N/A       N/A
1001 Warrenville Road,         Compliance Officer   o2000             Trust Portfolios L.P. and
  Suite 300                                                           First Trust Advisors
Lisle, IL 60532                                                       L.P.; Secretary, BondWave
D.O.B.: 05/60                                                         LLC (Software Development
                                                                      Company/Broker-Dealer)
                                                                      and Stonebridge Advisors
                                                                      LLC

                                      -36-

Daniel J. Lindquist            Vice President       oIndefinite term  Senior Vice President,          N/A       N/A
1001 Warrenville Road,                              o2005             First Trust Advisors L.P.
  Suite 300                                                           and First Trust
Lisle, IL 60532                                                       Portfolios L.P.
D.O.B.: 02/70                                                         (September 2005 to
                                                                      Present); Vice President,
                                                                      First Trust Advisors L.P.
                                                                      and First Trust
                                                                      Portfolios L.P. (April
                                                                      2004 to September 2005);
                                                                      Chief Operating Officer,
                                                                      Mina Capital Management,
                                                                      LLC (January 2004 to
                                                                      April 2004); Chief
                                                                      Operating Officer,
                                                                      Samaritan Asset
                                                                      Management Service, Inc.
                                                                      (April 2000 to January
                                                                      2004)

Kristi A. Maher                Assistant Secretary  oIndefinite term  Assistant General               N/A       N/A
1001 Warrenville Road,                              o2004             Counsel, First Trust
  Suite 300                                                           Portfolios L.P. and First
Lisle, IL 60532                                                       Trust Advisors L.P.
D.O.B.: 12/66                                                         (March 2004 to Present);
                                                                      Associate, Chapman and
                                                                      Cutler LLP (1995 to March
                                                                      2004)

Roger F. Testin                Vice President       oIndefinite term  Senior Vice President,          N/A       N/A
1001 Warrenville Road,                              o2001             First Trust Advisors L.P.
  Suite 300                                                           and First Trust
Lisle, IL 60532                                                       Portfolios L.P. (November
D.O.B.: 06/66                                                         2003 to Present); Vice
                                                                      President, First Trust
                                                                      Advisors L.P. and First
                                                                      Trust Portfolios L.P.
                                                                      (August 2001 to November
                                                                      2003); Analyst, Dolan
                                                                      Capital Management (1998
                                                                      to 2001)


--------------------
(1)   Mr. Bowen is deemed an "interested person" of the Company due to his position of President of First Trust, investment adviser of the Funds, and
      FTP.

        In addition to the Company, Messrs. Erickson, Kadlec, Keith, Nielson and Bowen are also trustees of the First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, FirsT Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Tax-Advantaged Preferred Income Fund, closed-end funds advised by First Trust; and the First Trust Exchange-Traded Fund, an open-end investment company and an exchange-traded index fund advised by First Trust with 12 operating portfolios. None of the trustees who are not "interested persons" of the Company, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Company (other than Susan M. Brix and Roger F. Testin) hold the same positions with the First Trust Value Line(R) 100 Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Tax-Advantaged Preferred Income Fund, First Trust Strategic High Income Fund III and First Trust Exchange-Traded Fund (collectively, with the Company, the "First Trust Fund Complex") as they hold with the Company. Susan M. Brix is not an officer of any other fund in the First Trust Fund Complex other than the Company. Roger F. Testin is an officer of First Trust Exchange-Traded Fund and First Trust Value Line(R) 100 Fund and is not an officer of any other fund (other than the Company) in the First Trust Fund Complex.

TRUSTEE COMPENSATION AND BENEFICIAL OWNERSHIP

        Effective January 1, 2007, the Independent Trustees are paid an annual retainer of $10,000 for each investment company in the First Trust Fund Complex up to a total of 14 investment companies (the "Trustee Compensation I") and an annual retainer of $7,500 for each subsequent investment company added to the First Trust Fund Complex (the "Trustee Compensation II," and, together with Trustee Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation is divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Independent Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

        Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson is paid by the investment companies in the First Trust Fund Complex and divided equally among those investment companies.

        Prior to January 1, 2007, each fund in the First Trust Fund Complex, including the Company, paid each Independent Trustee an annual retainer of $10,000, which included compensation for all board and committee meetings. The Board of Trustees of the Company held eight meetings during the fiscal year ended December 31, 2006. Each of the then Trustees attended all of the meetings of the Board of Trustees of the Company for the fiscal year ended December 31, 2006. The aggregate fees and expenses paid to the Independent Trustees by the Company for the fiscal year ended December 31, 2006 (including reimbursement for travel and out-of-pocket expenses) amounted to $31,920. Please note that the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2006 was for services to 12 portfolios of the Company (the First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio and First Trust Technology Portfolio were terminated and liquidated by resolution of the Board of Trustees as of March 16, 2007).

        The following table sets forth compensation paid by the Company and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended December 31, 2006. The Company has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Company.

                                                                       TOTAL COMPENSATION
                                           TOTAL COMPENSATION         FROM THE FIRST TRUST
NAME OF TRUSTEE                             FROM COMPANY(1)              FUND COMPLEX(1)
Richard E. Erickson.....................        $10,104                     $148,538
Thomas R. Kadlec........................        $10,597                     $153,538
Niel B. Nielson.........................        $10,104                     $148,538
Robert F. Keith(2)......................           $0                       $105,000
--------------------------
(1) Based on compensation paid to the Independent Trustees for the fiscal year ended December 31, 2006 for services to 12 portfolios of the Company (the
    First Trust Energy Portfolio, First Trust Financial Services Portfolio,
    First Trust Pharmaceutical Portfolio and First Trust Technology Portfolio,
    which were terminated and liquidated by resolution of the Board of Trustees as of March 16, 2007).

(2) Mr. Keith first became a trustee of (i) the Company on April 30, 2007 and
   (ii) the other funds in the First Trust Fund Complex on June 12, 2006.


        The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in all registered investment companies in the First Trust Fund Complex as of December 31, 2006:

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN ALL REGISTERED
                                                            INVESTMENT COMPANIES OVERSEEN BY
                               DOLLAR RANGE OF EQUITY       TRUSTEE IN THE FIRST TRUST FUND
NAME OF TRUSTEE                SECURITIES IN THE FUNDS                   COMPLEX
Interested:
Mr. Bowen                      None                         Over $100,000

Independent:
Mr. Erickson                   None                         $50,001-$100,000

Mr. Kadlec                     None                         Over $100,000

Mr. Keith                      None                         Over $100,000

Mr. Nielson                    None                         $50,001-$100,000

        As of December 31, 2006, the Independent Trustees do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

STANDING COMMITTEES

        The Board of Trustees of the Company has four standing committees: the Executive Committee, the Audit Committee, the Valuation Committee and the Nominating and Governance Committee.

        The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. Messrs. Kadlec and Bowen are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2006.

        The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the Funds' independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the fiscal year ended December 31, 2006, the Audit Committee held six meetings.

        The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson serve on the Valuation Committee. The Valuation Committee held four meetings during the fiscal year ended December 31, 2006.

        The Nominating and Governance Committee (formerly the Nominating Committee) is responsible for overseeing matters related to the nomination of non-interested persons to the Company's Board of Trustees, and as necessary, the corporate governance of the Company. If there is no vacancy on the Board of

Trustees, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendations shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations at which point they may be considered for nomination. Messrs. Erickson, Kadlec, Keith and Nielson serve on the Nominating and Governance Committee. The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2006.


                                 CODE OF ETHICS

        To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Company, First Trust and First Trust Portfolios L.P. have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes are on public file with, and are available from, the SEC.


                      PROXY VOTING POLICIES AND PROCEDURES

        The Company has adopted a proxy voting policy that seeks to ensure that proxies for securities held by each Fund are voted consistently and solely in the best economic interests of the Fund.

        A senior member of First Trust is responsible for oversight of the Fund's proxy voting process. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific

ISS recommendations are not in the best interests of the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust will review the request and inform the client only if First Trust is not able to follow the clients request.

        First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

        Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, on the Fund's website at www.ftportfolios.com, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of the date of this SAI, Account B, 1 Corporate Drive, Shelton, CT 06484 owned all shares of the Company. As a result, Account B is considered to control the Funds. Due to such control, Account B may have the ability to affect the outcome of any item voted on by the Funds. To the extent required by applicable law, American Skandia will solicit voting instructions from owners of variable annuity Policies. All Interests in each Fund will be voted by American Skandia in accordance with voting instructions received from such variable annuity policy owners. American Skandia will vote all of the Interests which it is entitled to vote in the same proportion as the voting instructions given by variable annuity policy owners, on the issues presented.

        As of December 31, 2006, the Trustees and officers of the Company owned, in the aggregate, less than 1% of the Interests of any individual Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Funds. As investment adviser, First Trust provides the Funds with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Company if elected to such positions. First Trust provides each Fund with discretionary investment services and certain other services necessary with the management of the portfolios. Specifically, First Trust is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in the prospectus and this Statement of Additional Information. First Trust is responsible for effecting all security transactions on behalf of each Fund. First Trust is also responsible for compliance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts and/or regulated investment companies).

        First Trust is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and The Charger Corporation.

        First Trust is also adviser to 13 closed-end funds, 12 exchange-traded funds and is the portfolio supervisor of certain unit investment trusts sponsored by FTP, which are substantially similar to the Funds in that they have the same investment objectives and strategies as the various Funds but have a finite life. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities.

        FTP, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Trust (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974.

        First Trust acts as investment adviser to the Funds pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Company, or the interest holders of each Fund. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding Interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that First Trust, its partners, directors, officers, employees, and certain other persons performing specific functions for a Fund will only be liable to a Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the agreement. As compensation for its services, each Fund pays First Trust a fee as described in the prospectus. Provisions regarding expense limitations are described in the prospectus.

        Each Fund paid the following advisory fees to First Trust and First Trust waived and reimbursed the amounts set forth below for the periods specified:

Fiscal Year Ended 12/31/2004


                       ADVISORY FEES
                       AFTER WAIVERS/
PORTFOLIO NAME         REIMBURSEMENTS    WAIVERS      REIMBURSEMENTS

Target Managed VIP        $83,597       $190,272             -
The Dow(R) DART 10        $    76        $40,668             -
Global Dividend                 -        $53,074         $30,975
   Target 15
S&P(R) Target 24                -        $49,650         $5,194

NASDAQ(R) Target 15             -        $31,429         $9,418
Value Line(R) Target 25   $ 1,897        $48,615              -
First Trust 10            $53,026         $3,200              -
  Uncommon Values

Fiscal Year Ended 12/31/2005

                       ADVISORY FEES
                       AFTER WAIVERS/
PORTFOLIO NAME         REIMBURSEMENTS   WAIVERS      REIMBURSEMENTS

Target Managed VIP       $867,153       $22,423              -
The Dow(R) DART 10       $ 62,760       $16,406              -
Global Dividend          $126,141       $41,021              -
   Target 15
S&P(R) Target 24         $ 78,713       $17,876              -
The Dow(R) Target        $128,592       $12,332              -
   Dividend
NASDAQ(R) Target 15      $ 15,099       $22,041              -
Value Line(R) Target 25  $223,766        $7,794              -
First Trust 10           $ 22,642       $25,699              -
  Uncommon Values

Fiscal Year Ended 12/31/2006

                       ADVISORY FEES
                       AFTER WAIVERS/
PORTFOLIO NAME         REIMBURSEMENTS   WAIVERS     REIMBURSEMENTS

Target Managed VIP      $1,123,265             -              -
The Dow(R) DART 10        $110,583             -              -
Global Dividend           $409,480             -              -
   Target 15
S&P(R) Target 24           $84,473       $14,063              -
The Dow(R) Target         $495,448             -              -
   Dividend
NASDAQ(R) Target 15        $16,091       $24,970              -
Value Line(R) Target 25   $292,190             -              -
First Trust 10             $11,898       $26,395              -
  Uncommon Values

        First Trust may seek restitution from the Funds for fees waived and reimbursed through December 31, 2008; however, the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

INVESTMENT COMMITTEE

        The Investment Committee of First Trust is primarily responsible for the day-to-day management or the Fund's portfolios. There are currently five members of the Investment Committee, as follows:

                           POSITION WITH         LENGTH OF SERVICE    PRINCIPAL OCCUPATION
NAME                       FIRST TRUST           WITH FIRST TRUST     DURING PAST FIVE YEARS
Daniel J. Lindquist        Senior Vice           Since 2004           Senior Vice President,
                           President                                  First Trust Advisors
                                                                      L.P. and First Trust
                                                                      Portfolios L.P.
                                                                      (September 2005 to
                                                                      Present); Vice
                                                                      President, First
                                                                      Trust Advisors L.P.
                                                                      and First Trust
                                                                      Portfolios L.P.
                                                                      (April 2004 to
                                                                      September 2005);
                                                                      Chief Operating
                                                                      Officer, Mina
                                                                      Capital Management, LLC
                                                                      (January 2004 to
                                                                      April 2004);
                                                                      Chief Operating
                                                                      Officer, Samaritan
                                                                      Asset Management
                                                                      Service, Inc.
                                                                      (April 2000 to
                                                                      January 2004)

Robert F. Carey            Chief Investment      Since 1991           Chief Investment Officer
                           Officer and Senior                         and Senior Vice
                           Vice President                             President of First
                                                                      Trust; Senior Vice
                                                                      President of First Trust
                                                                      Portfolios L.P.

Jon C. Erickson            Senior Vice           Since 1994           Senior Vice President of
                           President                                  First Trust and First
                                                                      Trust Portfolios L.P.
                                                                      (August 2002 to
                                                                      Present); Vice President
                                                                      of First Trust and First
                                                                      Trust Portfolios L.P.
                                                                      (March 1994 to August
                                                                      2002)

David G. McGarel           Senior Vice           Since 1997           Senior Vice President of
                           President                                  First Trust and First
                                                                      Trust Portfolios L.P.
                                                                      (August 2002 to
                                                                      Present); Vice President
                                                                      of First Trust and First
                                                                      Trust Portfolios L.P.
                                                                      (August 1997 to August
                                                                      2002)

                                      -45-


Roger F. Testin            Senior Vice           Since 2001           Senior Vice President,
                           President                                  First Trust Advisors
                                                                      L.P. and First Trust
                                                                      Portfolios L.P.
                                                                     (November 2003 to
                                                                      Present); Vice
                                                                      President, First
                                                                      Trust Advisors
                                                                      L.P. and First
                                                                      Trust Portfolios
                                                                      L.P. (August
                                                                      2001 to November
                                                                      2003); Analyst,
                                                                      Dolan Capital
                                                                      Management
                                                                     (1998 to 2001)

        Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

        David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

        Jon C. Erickson: As the head of the First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

        Roger F. Testin: As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds' portfolios.

        Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

COMPENSATION

        The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund's portfolios. In addition, Mr. Carey, Mr. Erickson, Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

        The Investment Committee manages other investment vehicles and accounts. The number of such accounts and total assets (excluding the Company), as of December 31, 2006, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE
                            (as of December 31, 2006)

     INVESTMENT                    REGISTERED           OTHER POOLED      OTHER ACCOUNTS NUMBER
  COMMITTEE MEMBER            INVESTMENT COMPANIES   INVESTMENT VEHICLES       OF ACCOUNTS
                               NUMBER OF ACCOUNTS    NUMBER OF ACCOUNTS         ($ ASSETS)
                                   ($ ASSETS)            ($ ASSETS)
Robert F. Carey                25 ($2,137,773,178)     2 ($73,595,630)

Roger F. Testin                25 ($2,137,773,178)     2 ($73,595,630)     3,547 ($816,900,185)

Jon C. Erickson                25 ($2,137,773,178)     2 ($73,595,630)     3,547 ($816,900,185)

David G. McGarel               25 ($2,137,773,178)     2 ($73,595,630)     3,547 ($816,900,185)

Daniel J. Lindquist            25 ($2,137,773,178)     2 ($73,595,630)

        None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of many of the Funds and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee. None of the members of the Investment Committee own Interests in the Funds.

DISTRIBUTOR

        First Trust Portfolios, L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532, serves as the principal underwriter of the Interests of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Funds (the "Distribution Agreement"). FTP is affiliated with First Trust. The officers of the Company described as being associated with First Trust and FTP are affiliated persons of both the Company and FTP. Pursuant to the Distribution Agreement, the Fund appointed FTP to be its agent for the distribution of the Funds' shares on a continuous offering basis. FTP sells shares to Account B. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Interests of the Funds, including printing and distribution of prospectus and statement of additional information to other than existing shareholders and the printing and distributing of sales literature and advertising. FTP does not receive underwriting commissions for its sale of Interests of the Funds, but does receive compensation pursuant to a Rule 12b-1 plan adopted by the Fund and described herein under "12b-1 Plan."

ADMINISTRATOR

        Each Fund pays an administration fee as set forth in the applicable prospectus to cover expenses incurred by American Skandia in connection with the administration of the Funds, Account B and the Policies. First Trust also pays an additional administrative fee to American Skandia for the Funds as set forth in the Funds' prospectus. The services provided by American Skandia shall include, among others, the following: (i) coordinating matters relating to the operation of Account B with the Funds, including any necessary coordination with the custodian, transfer agent, dividend disbursing agent, recordkeeping agent, accountants, attorneys, and other parties performing services or operational functions for the Funds; (ii) coordinating the preparation of the necessary documents with the SEC and other federal and state regulatory authorities as may be required; (iii) taking such other action as may be required by applicable law with respect to the foregoing, including without limitation the rules and regulations of the SEC and of state insurance authorities and other regulatory agencies; and (iv) coordinating with First Trust regarding investment limitations and parameters imposed on funding vehicles for variable annuities by the insurance laws of the various states and by the Internal Revenue Code. For the periods specified, each Fund paid the following to American Skandia:

                          FISCAL YEAR ENDED    FISCAL YEAR      FISCAL YEAR
PORTFOLIO NAME              12/31/2004    ENDED 12/31/2005 ENDED 12/31/2006
Target Managed VIP           $153,826          $435,112          $561,633
DART 10                      $ 24,679          $ 38,225          $ 55,292
Dow Target                          -          $ 70,462          $247,724
Global Target                $ 30,366          $ 81,641          $204,740
S&P(R) Target                $ 29,843          $ 46,685          $ 49,268
NASDAQ(R) Target             $ 20,084          $ 17,652          $ 20,530
Value Line(R) Target         $ 28,807          $114,070          $146,095
10 Uncommon Values           $ 37,273          $ 22,645          $ 19,147

        American Skandia also makes its officers and employees available to the Trustees and officers of the Fund for consultation and discussions regarding the operations of Account B and the Policies in connection with the administration of the Funds and services provided to the Funds.

TRANSFER AGENT

        PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to an Amended and Restated Transfer Agency Agreement dated December 15, 2003 (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC maintains member registrations; performs services relating to member trading activity; and provides purchase and redemption services in accordance with instruction from the Company. The fees paid to PFPC for its services pursuant to the Transfer Agency Agreement are described under "Administration, Accounting, and Transfer Agency Services Fees."

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

        PFPC also serves as the Company's administrator and fund accounting agent pursuant to an Amended and Restated Administration and Accounting Services Agreement dated as of December 15, 2003 (the "Administration Agreement"). PFPC has agreed to furnish to the Company statistical and research data, clerical, accounting and bookkeeping services, and certain other services required. In addition, PFPC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. The fees paid to PFPC for its services pursuant to the Administration Agreement are described under "Administration, Accounting, and Transfer Agency Services Fees" below.

        The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENCY SERVICES FEES

        Pursuant to a letter agreement, the Company has agreed to pay PFPC fees for services provided by PFPC under the Administration Agreement and Transfer Agency Agreement. The following annual fee is calculated based upon the aggregate average net assets of the Funds payable monthly, excluding out-of-pocket expenses:

         0.10% of first $1 billion of aggregate net assets;

         0.08% of the next $1 billion of aggregate average net assets; and

         0.06% of amounts in excess of $2 billion aggregate average net assets.

CUSTODIAN

        The custodian has custody of all securities and cash of the Company maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, acts as custodian for each Fund.

        Pursuant to a letter agreement, the Fund has agreed to pay PFPC Trust Company fees for services provided under the Custodian Agreement dated December 1, 2003. PFPC Trust Company will receive a monthly fee of 0.01% of each Fund's average gross assets plus transactions charges and out-of-pocket and other charges. The minimum monthly fee will be $333 for each Fund, exclusive of transaction charges and out-of-pocket and other charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        At a meeting held on March 12, 2007, the Board of Trustees of the Company selected Deloitte & Touche LLP ("Deloitte"), 111 South Wacker Drive, Chicago, Illinois 60601, to serve as the Funds' independent registered public accounting firm for the fiscal year ending December 31, 2007. Deloitte will audit each Fund's financial statements and perform other related audit services. Ernst & Young LLP ("E&Y"), 200 Clarendon Street, Boston, Massachusetts 02116, served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 1999 through December 31, 2006. E&Y audited each Fund's financial statements and performs other related audit services.


                                 RULE 12b-1 PLAN

        The Company has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of the Funds will be subject to an annual service fee. The Company has adopted the Plan to encourage American

Skandia to provide services to owners of the Funds and to promote future sales of the Funds.

        FTP serves as selling agent and distributor of the Interests of the Funds. In this capacity, FTP manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. In order to compensate FTP for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 under the 1940 Act. FTP uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owners' accounts, supplying information to policy owners, delivering fund materials to policy owners, answering inquiries, and providing other personal services to policy owners. Each Fund may spend up to .25 of 1% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale and distribution of a Fund's Interests including, without limitation, compensation of its sales force, expenses of printing and distributing prospectus to persons other than interest holders or policy owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Interests holders and policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of Interests of the Funds, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

        On May 1, 2003, payments under the Plan were suspended for all of the Funds, except the 10 Uncommon Values Portfolio. On May 1, 2004, payments under the Plan were resumed for Target Managed VIP Portfolio, the Dart 10 Portfolio, Global Target Portfolio, S&P(R) Target Portfolio, NASDAQ(R) Target Portfolio, Value Line(R) Target Portfolio. For the fiscal year ended December 31, 2006, each Fund paid the following amount under the Plan: Target Managed VIP Portfolio $468,027; DART 10 Portfolio $46,076; Dow Target Dividend $206,437; Global Target Portfolio $170,617; S&P(R) Target Portfolio $41,056; NASDAQ(R) Target Portfolio $17,109; 10 Uncommon Values Portfolio $15,956; and Value Line(R) Target Portfolio $121,746. For the fiscal year ended December 31, 2006, all 12b-1 fees paid during the period were paid to American Skandia for providing account services. As a result, none of the 12b-1 service fee was paid for: advertising, printing, and mailing of prospectus to other than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and any other charges.

        Under the Company's Plan, the Company will report quarterly to the Board of Trustees for its review all amounts expended under the Plan. The Plan may be terminated at any time with respect to any Fund, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under the applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Plan may not be amended to increase materially the cost which a Fund may bear under the Plan without the approval of the interest holders of the affected Fund, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Company will be committed to the discretion of the non-interested Trustees then in office.


                              BROKERAGE ALLOCATIONS

        First Trust is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies.

        Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

        In light of the above, in selecting brokers, First Trust may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Company. First Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Advisory and Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Advisory and Management Agreement are not reduced as a result of receipt by First Trust of research services. First Trust has advised the Board that it does not use soft dollars.

        First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with a Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. First Trust has advised the Board that it does not use soft dollars.

BROKERAGE COMMISSIONS

        Each Fund paid the following amounts in aggregate brokerage commissions for the specified periods:

                       FISCAL YEAR               FISCAL YEAR       FISCAL YEAR
 PORTFOLIO NAME        ENDED 12/31/2004          ENDED 12/31/2005  ENDED 12/31/2006

 Target Managed VIP            $109,738          $  246,678        $275,483
 The Dow(R) DART 10            $ 13,117          $   29,913        $ 30,866
 Global Dividend Target 15     $ 59,109          $  121,655        $268,079
 The Dow(R) Target Dividend        --            $   69,752        $149,665
 S&P(R) Target 24              $ 16,150          $   24,080        $ 21,895
 NASDAQ(R) Target 15           $ 14,440          $   23,158        $  8,408
 Value Line(R) Target 25       $ 23,941          $   69,052        $ 96,635
 First Trust 10 Uncommon       $ 20,363          $   15,002        $ 10,455
 Values

        The Global Dividend Target 15 and The Dow(R) Target Dividend Portfolios' brokerage commission payments were significantly higher in fiscal year 2006 than during the two previous fiscal years primarily due to the increased volume of purchases and sales of securities related to the increase in the size of and interest in the Funds.

                              MARKET TIMING POLICY

        The Funds have adopted a market timing/frequent trading policy (the "Market Timing Policy"). Market timing may be generally described as the practice of frequently buying and selling investment company shares in order to take advantage of a perceived arbitrage opportunity. Most often the practice has involved funds that invest principally in non-U.S. securities. Market timing can have negative consequences for long-term investors in the fund. First of all, the practice has the effect of "siphoning" a portion of the fund's gains and effectively diluting the returns to long-term investors. Additionally, if such activity occurs frequently and involves large amounts it will affect how the portfolio manager manages the fund (likely forcing the manager to hold a larger portion of the fund's assets in cash or otherwise interfering with the efficient management of the portfolio). The practice would also likely have the effect of increasing transaction costs, which would be borne by all investors. All shares of the Funds are issued to, and redeemed from, American Skandia Variable Account
B. Furthermore, such sales and redemptions are affected only in response to purchases and redemptions of the related variable annuity sub-accounts sold by American Skandia to their policyholders or transfers among the sub-accounts. Therefore, the Funds' risk of exposure to market timing is limited to such attempts as might be made through the sub-accounts. Following is a general description of market timing as well as the Funds' policy regarding market timing of Fund Shares.

        The Funds are not designed to provide investors with a means of speculating on short-term market movements. Frequently trading by investors may, under certain circumstances, disrupt the management of the Funds, negatively affect a Fund's performance and increase transaction costs for all investors. Due to the fact that all shares of a Fund are issued to, and redeemed from, American Skandia Variable Account B, a Fund itself cannot generally monitor trading by a particular investor. Therefore, the Funds will rely on American Skandia to adopt policies and procedures with respect to transfers into and out of the sub-accounts. The Funds have reviewed the market timing policies and procedures of American Skandia and had determined that such policies are reasonably designed to prevent or detect market timing activity. In addition, First Trust's portfolio management personnel will monitor activity within each Fund's portfolio and will report any unusual activity to the Funds' Chief Compliance Officer.


                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

        The Company has adopted a policy regarding the disclosure of portfolio holdings (the "Disclosure Policy"). The purpose of the Disclosure Policy is to outline the Funds' policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.

        Except as provided below, no listing of the portfolio holdings of any Fund shall be provided to any person, including any investor of a Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund's website.

        Any person, including any investors of a Fund that requests a listing of a Fund's portfolio holdings shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).

        Neither the Funds, their investment advisors nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about a Fund's portfolio securities.

        The Funds may release certain nonpublic portfolio information to selected parties if (i) the Company's Chief Compliance Officer determines such disclosure in consistent with a legitimate business purpose of the Funds; and
(ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the non-public information. Examples of instances in which selective disclosure may be appropriate included disclosure to the Company's Trustees and service providers including the Company's administrator, attorneys, independent registered public accounting firm, custodians, sub-custodians, transfer agent, proxy voting services and pricing services, who have a reasonable need of such information to perform their services for the Funds, or such other selected third parties that the Company's Chief Compliance Officer authorizes. All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement prohibiting their use of any portfolio holdings information in an improper manner.

        The Disclosure Policy will be monitored by the Company's Chief Compliance Officer. Any violations of the Disclosure Policy will be reported by the Company's Chief Compliance Officer to the Company's Board of Trustees at the next regularly scheduled board meeting.

        These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of Fund Shareholders, including the procedures to address conflicts between the interests of Fund Shareholders, on the one hand, and those of the Funds' investment adviser; principal underwriter; or any affiliated person of the Fund, its investment advisor, or its principal underwriter, on the other.


                   VOTING RIGHTS AND GENERAL FUND INFORMATION

        Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Trustees and on other matters submitted to meetings of interest holders. In regard to certain matters including termination, merger, or a change of fundamental policies, the right to vote is limited to the holders of Interests of the particular Fund affected by the proposal.

        To the extent required by applicable law, American Skandia will solicit voting instructions from owners of variable annuity Policies. All Interests in each Fund will be voted by American Skandia in accordance with voting instructions received from such variable annuity policy owners. American Skandia will vote all of the Interests, which it is entitled to vote in the same proportion as the voting instructions given by variable annuity policy owners, on the issues presented.

        Each issued and outstanding Interest in a Fund is entitled to participate equally in dividends and distributions, if any, declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The Interests of each Fund, when issued, are fully paid and non-assessable. They have no preemptive, conversion, cumulative dividend or similar rights. A Fund can only be owned by Account B. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the Company's Interests voting for election of Trustees can elect all the Trustees if they so choose. Then, the remaining interest owners would not be able to elect any Trustees.

        The Board of Trustees has the right to establish additional series in the future, to change Fund series and to determine the preferences, voting powers, rights and privileges thereof.

        The Funds are not required and do not intend to hold annual meetings of interest holders. Interest holders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

        Account B will purchase Interests of the Funds at their net asset value. Interests are purchased using premiums received on Policies issued by Account B. Account B is funded by Interests of the Company.

        All investments in the Company are credited to the Interest holder's account in the form of full and fractional Interests of the designated Fund (rounded to the nearest 1/1000 of an Interest). The Company does not issue Interest certificates.

        As stated in the prospectus, the net asset value ("NAV") of a Fund's Interests is determined once each day the New York Stock Exchange (the "NYSE") is open ("Business Day") at the close of the regular trading session on the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). The NAV of a Fund's Interests is not determined on days when the NYSE is closed. The NYSE holidays are generally: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

        The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Interests outstanding. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for each Fund for which accurate market quotations are readily available will be valued by the fund accounting agent as follows:

               (1) Common stocks and other equity securities listed on any national or non-U.S. exchange or on the NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ and the official closing price for NASDAQ on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices.

               (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

               (3) Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

               (4) Forward non-U.S. currency exchange contracts which are traded in the United States on regulated exchanges, will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

        In addition, the following types of securities will be valued as follows:

               (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

               (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

               (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term purchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

        The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

        Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

        Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount, which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

        The Fund may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

TAX STATUS

        The Company is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Company does not pay federal income tax on its interest, dividend income or capital gains, because as a limited liability company whose Interests are sold only to Account B, the Company is disregarded as an entity for purposes of federal income taxation, assuming that the Company meets the diversification requirements of
Section 817 of the Code. American Skandia, through Account B, is treated as owning the assets of the Company, which are the collective assets of the Funds, directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Tax disclosure relating to the variable annuity Policies that offer the Company as an investment alternative is contained in the prospectus for those Policies.

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that hold assets purchased under contracts such as the variable annuity Policies (that is, the assets of the Funds). Failure to satisfy those standards at any time would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of the value of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified only if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

        Each Fund will be managed with the intention of complying with these requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.


                                   PERFORMANCE

        A Fund may quote its total return and yield in reports to shareholders, sales literature, and advertisements. These performance measures are described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity policy that is funded by the Company. Such charges, described in the variable annuity prospectus, will have the effect of reducing a Fund's performance. Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per interest earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

        A Fund's standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's interests on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at NAV on the reinvestment dates during the period.

        The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

        Non-standardized total return may also be advertised. The non-standardized total return is not subject to a prescribed formula. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's interests on the first day of the period and computing the "end value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and is not intended to indicate future performance.

        The yield for a Fund is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per interest earned during the specified one month or 30-day period by the offering price per interest on the last day of the period, according to the following formula:

               Yield = 2[((a - b/cd) + 1) (6) - 1]

Where:

        a = dividends and interest earned during the period;
        b = expenses accrued for the period (net of reimbursements);
        c = the average daily number of interests outstanding during the period that were entitled to receive dividends; and d = the offering price (net asset value) per interest on the last day of the period.

        In computing the yield, a Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that a Fund uses to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

        A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. A Fund's interests are sold at NAV. Returns and NAV will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Interests of a Fund are redeemable at the then current net asset value, which may be more or less than original cost. The performance of the Funds may be compared to the performance of other mutual funds, mutual fund indices or annuity indices with similar objectives and policies as reported by various sources, including Lipper, Inc. ("Lipper") and CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. A Fund's performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Europe and Australia, Far East Equity Index, Russell 1000 Integrated Oil Index, Russell 1000 Other Energy Index, Russell 1000 Financial Services Index, Russell 1000 Healthcare Index, Russell 1000 Technology Index, Russell 2000 Index, Russell 3000 Index, Russell MidCap Index, Dow Jones Industrial Average, Hang Seng Index, Ibbotson Small Cap Index, NASDAQ Composite Index, Financial Times, S&P 500 Index, MSCI World Index, NASDAQ 100 Index. There are differences and similarities between the investments, which a Fund may purchase, and the investments by the market indicators.

        From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI). A Fund may also advertise its portfolio or its significant holdings at any given time. A Fund may also periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

PERFORMANCE DATA OF INVESTMENT STRATEGIES

       The following table shows hypothetical performance and information for the strategies employed by the Funds noted below, but not any actual Fund, and the actual performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the DJIA, The Dow Jones Select Dividend Index(SM), the NASDAQ Composite Index and a combination of the FT Index, Hang Seng Index and the DJIA (the "Cumulative Index Returns"). The information for each investment strategy assumed that the strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the last day of the preceding year. In addition, the performance information does take into consideration the estimated net expenses of the Funds (after expense reimbursements) but does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies or taxes. Any of such charges, any reduction of the expense reimbursement level or higher actual expenses will lower the returns shown. All of the figures set forth below have been adjusted to take into account the effect of currency exchange rate fluctuations of the U.S. dollar, where applicable (i.e., returns are stated in U.S. dollar terms). The Cumulative Index Returns are calculated by adding one-third of the total returns of each of the FT Index, the Hang Seng Index and the DJIA. The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Fund's portfolio. Both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each investment strategy has under performed its respective index or indices in certain years. Accordingly, there can be no assurance that a Fund's portfolio will outperform its respective index (or combination thereof, where applicable).

        The following table compares the hypothetical performance of the investment strategy of the DART 10 Portfolio (the "DART 10 Strategy"); the investment strategy of The Dow(R) Target Dividend Portfolio (the "Dow Dividend Strategy"); a combination of the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategies in the FT Index, Hang Seng Index and the DJIA (the "Global Target 15 Strategy"); the investment strategy of the S&P(R) Target Portfolio (the "S&P(R) Target 24 Strategy") and the investment strategy of the NASDAQ(R) Target Portfolio (the "NASDAQ(R) Target 15 Strategy"); the investment strategy of the Value Line(R) Target Portfolio (the "Value Line(R) Target 25 Strategy"); and the performance of the S&P 500 Index, the FT Index, the Hang Seng Index, the DJIA, The Dow Jones Select Dividend Index(SM), the NASDAQ Composite Index and the Cumulative Index Returns in each of the years listed below, as of December 31 in each of those years (and as of the most recent quarter).

        An investor in a Fund would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: the total return figures shown reflect estimated and not actual expenses and do not reflect taxes; the Funds are established at different times of the year; and the Funds may not be fully invested at all times or equally weighted in all stocks comprising a strategy. Further, the returns also do not reflect the deduction of any insurance fees or charges which are imposed by American Skandia in connection with the sale of variable annuity policies. Investors should refer to the prospectus for Account B for a description of those fees and charges which have a detrimental effect on the performance of the Funds. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here.

        The returns shown below for the strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of First Trust. The returns may not reflect the impact that any material market or economic factors might have had if the strategies had been used during the periods shown to actually manage client assets. During most of the period shown in the table below, First Trust did not manage or supervise accounts which employed strategies similar to the hypothetical strategies shown below. The returns shown below for the strategies are not a guarantee of future performance and should not be used to predict the expected returns of a Fund. Each strategy has the potential for loss.

        These figures are for calendar years; the Funds may use different 12-month periods.

                     Comparison of Total Returns (2)

                   Strategy Total Returns Index Total Returns

                                                                                                                 Dow
                                                                                                                 Jones
                Value Line  Dow(R)     Global      S&P(R)     NASDAQ(R) S&P                              NASDAQ  Select   Cumulative
      DART 10   Target 25   Dividend   Target 15   Target 24  Target 15 500              Hang            100     Dividend Index
Year  Strategy  Strategy    Strategy   Strategy(1) Strategy   Strategy  Index  FT Index  Seng    DJIA    Index   Index    Returns(3)
____  ________  __________  ________   ___________ _________  ________  _____  ________  _____   ____    ______  ________ __________

1979  11.45%                           42.95%                          18.22%    3.59%   77.99%  10.60%                    30.73%
1980  23.17%                           50.71%                          32.11%   31.77%   65.48%  21.90%                    39.72%
1981   0.53%                           -1.44%                          -4.92%   -5.30%  -12.34%  -3.61%                    -7.08%
1982  25.81%                           -4.22%                          21.14%    0.42%  -48.01%  26.85%                    -6.91%
1983  38.71%                           14.04%                          22.28%   21.94%   -2.04%  25.82%                    15.24%
1984   4.71%                           28.22%                           6.22%    2.15%   42.61%   1.29%                    15.35%
1985  37.59%    40.66%                 52.25%                          31.77%   54.74%   50.95%  33.28%                    46.32%
1986  40.21%    15.17%                 36.40%     20.36%    23.85%     18.31%   24.36%   51.16%  27.00%    7.26%           34.18%
1987   3.73%    12.34%                 15.93%      2.57%    10.47%      5.33%   37.13%   -6.84%   5.66%   -5.26%           11.99%
1988  17.42%    -7.73%                 22.64%      5.43%     4.55%     16.64%    9.00%   21.04%  16.03%   15.41%           15.36%
1989  26.84%    33.70%                 14.40%     23.51%    24.43%     31.35%   20.07%   10.59%  32.09%   19.26%           20.92%
1990  -0.21%     1.74%                  1.70%      7.62%    -2.12%     -3.30%   11.03%   11.71%  -0.73%  -17.80%            7.34%
1991  42.09%   100.03%                 38.67%     41.44%    97.41%     30.40%    8.77%   50.68%  24.19%   56.84%           27.88%
1992   7.00%     3.48%      30.90%     25.00%     -0.54%    -1.80%      7.62%   -3.13%   34.73%   7.39%   15.45%  22.65%   12.99%
1993  19.54%    28.81%      19.19%     63.78%      9.24%    25.34%      9.95%   19.22%  124.95%  16.87%   14.75%  14.59%   53.68%
1994  -1.30%    22.76%      -7.43%     -8.68%      6.10%     5.56%      1.34%    1.97%  -29.34%   5.03%   -3.20%  -0.19%   -7.45%
1995  36.42%    41.65%      47.83%     11.89%     40.39%    50.09%     37.22%   16.21%   27.52%  36.67%   40.91%  42.80%   26.80%
1996  33.24%    36.57%      17.17%     19.39%     32.54%    42.65%     22.82%   18.35%   37.86%  28.71%   23.02%  25.08%   28.31%
1997  24.01%    31.40%      41.87%     -7.80%     31.43%    26.46%     33.21%   14.78%  -17.69%  24.82%   22.13%  37.83%    7.30%
1998  18.36%    32.99%       3.71%     11.94%     41.05%    58.05%     28.57%   12.32%   -2.60%  18.03%   40.13%   4.33%    9.25%
1999  16.88%   104.12%      -5.80%      7.35%     42.04%    94.04%     20.94%   15.14%   71.34%  27.06%   86.04%  -4.08%   37.85%
2000   9.11%    -5.22%      27.00%      3.64%      4.82%    -2.65%     -9.08%  -16.14%   -9.32%  -4.70%  -39.16%  24.86%  -10.05%
2001 -14.99%     1.04%      41.34%     -0.14%     -9.96%    12.25%    -11.88%  -22.81%  -22.45%  -5.45%  -20.81%  13.09%  -16.90%
2002 -17.18%   -13.89%      -0.16%    -13.39%    -18.38%   -19.77%    -22.04%  -29.33%  -15.52% -14.94%  -31.22%  -3.94%  -19.93%
2003  19.87%    46.49%      33.38%     37.32%     24.45%    35.14%     28.49%   25.80%   41.23%  28.04%   50.70%  30.16%   31.69%
2004   4.39%    27.17%      19.89%     30.30%     14.75%    10.87%     10.80%   20.60%   16.85%   5.23%    9.11%  18.14%   14.23%
2005  -3.41%    14.99%       3.20%     12.59%      4.91%     8.07%      4.89%   12.07%    8.59%   1.72%    2.11%   3.79%    7.46%
2006  25.92%     1.62%      18.70%     41.07%      2.60%     9.76%     15.73%   40.12%   38.32%  18.94%   10.39%  19.54%   32.46%
Through
March 31,
2007  -2.42%     4.22%       2.37%      4.10%     -3.19%    -0.23%      0.64%    3.58%   -0.75%  -0.32%    0.44%   2.29%    0.84%

(1) The Strategy Stocks for each Strategy for a given year consist of stock selected by applying the respective strategy as of the beginning of the period. The Global Target 15 Strategy merely averages the Total Return of the stocks which comprise the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the FT Index, Hang Seng Index and the DJIA, respectively.

(2) Total return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total return does not take into consideration any taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/78 through 12/31/86, during which time annual reinvestment was assumed and the NASDAQ Composite Index which shows only price appreciation prior to 1995), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table through 12/31/06, over the period listed for the NASDAQ(R) Target 15 Strategy the average annual total return is 19.90%, and the average annual total return for its corresponding index, the NASDAQ 100 Index, is 10.30%; in addition, over the period listed above, the DART 10 Strategy achieved an average annual total return of 14.92%, and the average annual total return for its corresponding index, the DJIA, is 13.93%; The Dow(R) Dividend Strategy achieved an average total return of 18.13%, and the average total return for its corresponding index, The Dow Jones Select Dividend Index, is 15.73%; the S&P(R) Target 24 Strategy achieved an average annual total return of 14.24%, and the average annual total return over a 21-year period for its corresponding index, the S&P 500 Index, is 12.04%; the Global Target 15 Strategy achieved an average annual total return of 17.87%, and the average annual total return for its corresponding index, a combination of the FT Index, the Hang Seng Index and the DJIA, is 14.82% and the Value Line(R) Target 25 Strategy achieved an average annual total return of 22.86%, and the average annual total return over a 22-year period for its corresponding index, the S&P 500 Index, is 12.87%. For the seven year period between January 1, 1972 and December 31, 1978, the DART 10 Strategy achieved an annual total return of 22.14% in 1972, -3.72% in 1973, -8.53% in 1974, 55.96% in 1975, 33.48% in 1976, -3.41%
    in 1977 and -3.40% in 1978; the DJIA achieved an annual total return of 18.38% in 1972, -13.20% in 1973, -23.64% in 1974, 44.46% in 1975, 22.80% in
    1976, -12.91% in 1977 and 2.66% in 1978; and the S&P 500 Index achieved an annual total return of 18.89% in 1972, -14.57% in 1973, -26.33% in 1974,
    36.84% in 1975, 23.64% in 1976 and -7.25% in 1977 and 6.49% in 1978.
    Although each Fund seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Fund will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

        There can be no assurance that any Fund will outperform the DJIA or any other index shown. Investors should not rely on the preceding financial information as an indication of the past or future performance of a Fund. This information may be used in advertisements.


                             ADDITIONAL INFORMATION

SHAREHOLDER INQUIRIES

        All inquiries regarding the Company should be directed to the Company at
(800) 621-1675 or by writing the Company at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.


                              FINANCIAL STATEMENTS

        The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated December 31, 2006, are incorporated by reference into this SAI and have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is attached to this SAI.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006


 Shareholder Letter........................................................ 1
 Market Overview........................................................... 2
 Performance Summaries and Portfolio Components............................ 3
 Understanding Your Fund Expenses..........................................27
 Portfolio of Investments..................................................28
 Statements of Assets and Liabilities......................................50
 Statements of Operations..................................................52
 Statements of Changes in Net Assets.......................................54
 Statements of Changes in Net Assets - Capital Stock Activity..............56
 Financial Highlights......................................................58
 Notes to Financial Statements.............................................70
 Report of Independent Registered Public Accounting Firm...................75
 Additional Information ...................................................76
      Proxy Voting Policies and Procedures
      Portfolio Holdings
 Board of Trustees and Officers............................................77

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor" or "First Trust") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Defined Portfolio Fund, LLC (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                            HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about each Portfolio (individually called a "Portfolio" and collectivelly the "Portfolios") and presents data and analysis that provide insight into each Portfolio's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the market overview and discussion of each portfolio's performance by Robert F. Carey, Chief Investment Officer of First Trust, the Fund's investment advisor, you may obtain an understanding of how the market environment affected its performance. The statistical information that follows may help you understand a portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and Mr. Carey are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the portfolios are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2006


Dear Shareholders:

We are pleased to present to you the annual report of the First Defined Portfolio Fund, LLC (the "Fund") for the period ended December 31, 2006. All 12 portfolios in the Fund generated positive total returns in 2006.

Calendar year 2006 was a strong performance year for the markets. The U.S. economy expanded, stock markets performed positively, and many of the major economic indicators were positive. I encourage you to read the portfolio commentaries found on the following pages, which include a discussion of the market conditions that affected your Fund and how each portfolio within the Fund performed.

First Trust serves as investment advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of December 31, 2006. We value our relationship with our investors and appreciate the opportunity to assist you in achieving your financial goals.



Sincerely,





/S/ JAMES A. BOWEN
James A. Bowen
President of the First Defined Portfolio Fund, LLC
February 15, 2007

[GRAPHIC OMITTED]
ROBERT F. CAREY PIC

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV and CNBC and has been quoted by several publications, including THE WALL STREET JOURNAL, THE WALL STREET REPORTER, BLOOMBERG NEWS SERVICE, and REGISTERED REP.


--------------------------------------------------------------------------------
                                 MARKET OVERVIEW
--------------------------------------------------------------------------------
Despite the fact that the housing sector entered into a long-anticipated correction after several years of being boosted by unusually low interest rates, on an inflation-adjusted basis, the U.S. economy expanded by 3.3% in 2006 - which is roughly equal to its 50-year average growth rate. Unlike in previous business cycles, we believe the contraction in housing did not coincide with dramatic weakness in other sectors of the economy. Personal consumption expanded by 3.7%, while business fixed investment - spending on plant, equipment, and software - increased approximately 9%. Exports also increased about 9% as foreign economic growth picked up.

Although falling energy prices late in 2006 held the Consumer Price Index ("CPI") to a 2.5% gain, the core CPI, which excludes food and energy prices, increased 2.6%, the largest increase in five years. The "median CPI", a measure of underlying inflation calculated by the Federal Reserve Bank of Cleveland, increased 3.7% in 2006, also the largest gain in five years. Despite some signs of rising inflationary pressures, bond yields remained low. The 10-year Treasury bond yield ended 2006 at 4.71%, slightly higher than its year-end 2005 yield of 4.39%, but still well below its 6.04% average yield between 1995 and 1999.

Federal Reserve Board Chairman Alan Greenspan retired in January 2006 and was succeeded by Ben Bernanke. The Federal Reserve's short-term interest rate target began 2006 at 4.25%, was boosted in four 25-basis point increments during the first six months of 2006 and then remained steady. The federal funds rate ended the year at 5.25%, with the futures markets pricing in a small chance of rate cuts during 2007. However, after strengthening in 2005, the U.S. dollar fell back to a fresh nine-year low when compared to the Federal Reserve Board's trade-weighted broad index of world currencies.

As many U.S. stock indices climbed to multi-year highs during 2006, corporate profits grew strongly as well. As a result, the trailing 12-month price/earnings ratio for the S&P 500 fell to 17.4 in December 2006 from 17.9 in December 2005.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

TARGET MANAGED VIP PORTFOLIO
The Target Managed VIP Portfolio posted a total return of 11.5% for the one-year period ended December 31, 2006, which underperformed its benchmark, the Russell 3000 Index's total return of 15.8% for the same period. The net asset value ("NAV") increased from $10.51 to $11.72 during the reporting period. Seventy-seven stocks advanced and forty declined. The top performing stocks, based on contribution to portfolio return, were the following: Exxon Mobil
(XOM), XTO Energy (XTO), and Apple Inc. (AAPL). The worst performing stocks, based on contribution to portfolio return, were the following: Amgen (AMGN), Intel (INTC), and SanDisk (SNDK).

The biggest contributor to the portfolio's performance was the energy sector, which was overweighted in the portfolio relative to the benchmark. Utilities were the second biggest contributor to portfolio performance thanks to strong performance from the portfolio's holdings relative to the benchmark. Performance was hurt most by the health care sector, which included Amgen and Teva Pharmaceutical Industries, two of the portfolio's worst performing stocks. Performance was also hurt, relative to its benchmark, by its underweighted position in the financial sector.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Managed         Russell 3000
VIP     Dow Jones  Index
10000    10000    10000
8040     10896    11261.9
8620     10381.7  10420
8190     9815.9   9228.74
6470     8343     7240.81
8730     10700    9500
9800     11271    10631
10510    11465    11285
11750    13643    13068


                                10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                              ---------  --------  --------  --------  --------  --------   --------  --------  --------
Target Managed VIP Portfolio   $10,000    $8,040    $8,620    $8,190    $6,470    $8,730     $9,800    $10,510  $11,720
Dow Jones Industrial Avg.*      10,000    10,896    10,382     9,816     8,343    10,700     11,271     11,465   13,648
Russell 3000 Index**            10,000    11,262    10,420     9,229     7,241     9,500     10,631     11,285   13,069
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio             10/6/99           11.5%             17.2%              2.2%            7.4%
Dow Jones Industrial Avg.*                                 19.0              36.5               4.4             6.8
Russell 3000 Index**                                       15.8              30.7               3.8             7.2
-------------------------------------------------------------------------------------------------------------------------------

     * The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)
   ** The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the DowSM Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolio primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

TARGET MANAGED VIP PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Oil, Gas & Consumable Fuels                         12.2%
Computers & Peripherals                             11.5%
Semiconductors & Semiconductor Equipment             6.7%
Diversified Financial Services                       6.1%
Commercial Banks                                     5.1%
Diversified Telecommunication Services               5.1%
Biotechnology                                        5.0%
Energy Equipment & Services                          4.8%
Internet Software & Services                         4.7%
Household Products                                   3.8%
Electric Utilities                                   3.3%
Health Care Providers & Services                     3.1%
Communications Equipment                             2.9%
Beverages                                            2.6%
Insurance                                            2.4%
Specialty Retail                                     1.8%
Wireless Telecommunication Services                  1.7%
Industrial Conglomerates                             1.6%
Multi-Utilities                                      1.5%
Software                                             1.4%
Automobiles                                          1.1%
Aerospace & Defense                                  1.0%
Pharmaceuticals                                      1.0%
Auto Components                                      0.9%
Construction & Engineering                           0.9%
Electronic Equipment & Instruments                   0.8%
Hotels, Restaurants & Leisure                        0.8%
Household Durables                                   0.7%
Multiline Retail                                     0.7%
Electrical Equipment                                 0.6%
Food & Staples Retailing                             0.6%
Health Care Equipment & Supplies                     0.6%
Commercial Services & Supplies                       0.4%
Health Care Technology                               0.4%
Textiles, Apparel & Luxury Goods                     0.4%
Air Freight & Logistics                              0.3%
Capital Markets                                      0.3%
Machinery                                            0.3%
Metals & Mining                                      0.3%
Trading Companies & Distributors                     0.3%
Independent Power Producers & Energy Traders         0.2%
Airlines                                             0.1%

  + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

THE DOWSM DART 10 PORTFOLIO
The DowSM DART 10 Portfolio posted a total return of 25.6% for the 12-month period ended December 31, 2006, which outperformed the Dow Jones Industrial Average's total return of 19.0% over the same period. The NAV increased from $8.41 to $10.56 during the period. Nine stocks advanced and one declined. The top performing stocks, based on contribution to portfolio return, were the following: General Motors (GM), AT&T (T), and Merck (MRK). The worst performing stocks, based on contribution to portfolio return, were the following: Intel Corp (INTC), Procter & Gamble (PG), and Citigroup (C).

The portfolio's positive performance, relative to its benchmark, was led by General Motors and AT&T, the two best performing stocks in the Dow Jones Industrial Average. The portfolio's performance was hurt by its overweighted position in the technology sector relative to the benchmark, led by the worst performing stock in both the portfolio and benchmark, Intel.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Dart 10            Dow
10000              10000
9220               10896
10020              10381.7
8540               9815.91
6980               8348
8370               10700
8690               11271
8410               11465
10560              13643


                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------  --------  --------
The DowSM DART 10 Portfolio         $10,000    $9,220   $10,020    $8,540    $6,980    $8,370    $8,690     $8,410  $10,560
Dow Jones Industrial Avg.*           10,000    10,896    10,382     9,816     8,343    10,700    11,271     11,465   13,648
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
The DowSM DART 10 Portfolio              10/6/99           25.6%              5.6%              0.8%            4.3%
Dow Jones Industrial Avg.*                                 19.0              36.5               4.4             6.8
-------------------------------------------------------------------------------------------------------------------------------

  * The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

THE DOWSM DART 10 PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Aerospace & Defense                                  10.1%
Automobiles                                          13.1%
Computers & Peripherals                               9.5%
Diversified Financial Services                        9.3%
Diversified Telecommunication Services               11.8%
Household Products                                    8.9%
Oil, Gas & Consumable Fuels                          11.0%
Pharmaceuticals                                      19.8%
Semiconductors & Semiconductor Equipment              6.5%

         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

THE DOWSM TARGET DIVIDEND PORTFOLIO
The DowSM Target Dividend Portfolio returned 18.1% for the 12-month period ended December 31, 2006. This underperformed the 19.5% total return of the Dow Jones Select Dividend IndexSM for the same period. Nineteen stocks advanced for the period, while one stock declined. The NAV increased from $9.87 to $11.66 during the period.

The top performing stocks, based on contribution to portfolio return, were the following: ONEOK Inc. (OKE), Marathon Oil (MRO), and Entergy Corp. (ETR). The worst performing stocks, based on contribution to portfolio return, were the following: La-Z-Boy (LZB), Washington Federal (WFSL), and Cincinnati Financial
(CINF).

The utilities sector was the biggest contributor to portfolio performance, led by ONEOK Inc., the portfolio's best performer. The portfolio was overweighted in utilities relative to the benchmark, which had a positive impact on performance. Marathon Oil and Entergy were also both top performers. Performance was hurt by the underperformance of the portfolio's consumer discretionary holdings, led by the portfolio's worst performer over the period, La-Z-Boy.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                            May 2, 2005-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Dow Target         Dow Jones
Dividend            Select
10000                10000
9870                 10529
11660                12582

                                         5/2/05     12/31/05      12/31/06
                                        --------   ----------    ----------
The DowSM Target Dividend Portfolio      $10,000     $9,870       $11,660
Dow Jones Select Dividend IndexSM**       10,000     10,529       $12,587

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                              PERIOD ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL
                                      INCEPTION           ANNUAL             TOTAL            RETURN
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION)
-----------------------------------------------------------------------------------------------------------------------------
The DowSM Target Dividend Portfolio       5/2/05           18.1%             16.6%              9.5%
Dow Jones Select Dividend IndexSM *                        19.5              25.9              14.8
-----------------------------------------------------------------------------------------------------------------------------

   * The Dow Jones Select Dividend IndexSM is comprised of 100 of the highest dividend yielding securities.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

THE DOWSM TARGET DIVIDEND PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Chemicals                                           10.1%
Commercial Banks                                     9.1%
Commercial Services & Supplies                       4.7%
Diversified Financial Services                       4.8%
Diversified Telecommunication Services               1.1%
Electric Utilities                                  17.1%
Food & Staples Retailing                             1.5%
Gas Utilities                                       12.7%
Household Durables                                   3.9%
Insurance                                            9.6%
Multi-Utilities                                      9.6%
Oil, Gas & Consumable Fuels                          6.9%
Thrifts & Mortgage Finance                           4.6%
Wireless Telecommunication Services                  4.3%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
The Global Dividend Target 15 Portfolio posted a total return of 38.4% for the 12-month period ended December 31, 2006, which outperformed the Morgan Stanley Capital International Developed Markets World Index's total return of 20.1% over the same period. The NAV increased from $15.27 to $21.14 during the period. Fifteen stocks advanced and no stocks declined. The top performing stocks, based on contribution to portfolio return, were the following: General Motors (GM), Hang Lung Properties (101 HK), and BT Group (BT/A LN). The worst performing stocks, based on contribution to portfolio return, were the following: Vodafone Group PLC (VOD LN), GKN PLC (GKN LN), and Pfizer (PFE).

The biggest contributors to the portfolio's performance were the Dow Jones Industrial Average stocks, which included General Motors (GM), the portfolio's best performing stock. The performance of the five Financial Times 30 stocks was helped by a weakening U.S. dollar, which boosted returns when converted from pounds.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends. All returns are in U.S. dollars.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

target 15           MSCI
10000               10000
9710                11411
9900                9908
9660                8241
8240                6602
11050               8788
13860               10081
15270               11038
21140               13252


                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------  --------  --------
Global Dividend Target 15
   Portfolio                        $10,000   $9,710    $9,900    $9,660    $8,240   $11,050    $13,860   $15,270   $21,140
MSCI Developed Markets
   World Index*                      10,000   11,411     9,908     8,241     6,602     8,788     10,081    11,038    13,252

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
Global Dividend Target 15 Portfolio      10/6/99           38.4%            111.4%             10.9%           16.9%
MSCI Developed Markets World Index*                        20.1              32.5               4.0            10.0
--------------------------------------------------------------------------------------------------------------------------------

   * The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Airlines                                             6.8%
Auto Components                                      5.3%
Automobiles                                          7.9%
Commercial Banks                                     6.9%
Diversified Telecommunication Services              20.7%
Hotels, Restaurants & Leisure                        7.3%
Industrial Conglomerates                             6.0%
Insurance                                            6.7%
Pharmaceuticals                                     12.0%
Publishing                                           0.2%
Real Estate Management & Development                 7.7%
Transportation Infrastructure                        6.3%
Wireless Telecommunication Services                  6.2%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

S&P(R) TARGET 24 PORTFOLIO
The S&P(R) Target 24 Portfolio posted a total return of 2.9% for the 12-month period ended December 31, 2006, which underperformed the S&P(R) 500 Index's total return of 15.8% over the same period. The NAV increased from $9.02 to $9.28 during the period.

Sixteen stocks advanced and eight declined. The top performing stocks, based on contribution to portfolio return, were the following: Harley-Davidson (HOG), Nordstrom (JWN), and Moody's Corp. (MCO). The worst performing stocks, based on contribution to portfolio return, were the following: Progressive Corp. (PGR), Texas Instruments (TXN), and UnitedHealth Group (UNH).

The biggest positive contributor to the portfolio's performance was the consumer discretionary sector, led by Harley-Davidson and Nordstrom, the portfolio's best performing stocks. The portfolio's performance, relative to its benchmark, was hurt by the financials and information technology sectors, which contained Progressive Corp., the portfolio's worst performing stock, and Texas Instruments, the portfolio's second worst performing stock.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

S&P target 24                S&P 500 Index
10000                           10000
11830                           11115
9540                            10103.5
7190                            8903.2
6140                            6934.81
7260                            8920
8660                            9895
9020                            10381
9280                            12021

                             10/6/99  12/31/99  12/31/00 12/31/01  12/31/02  12/31/03   12/31/04   12/31/05  12/31/06
                             -------  --------  -------- --------  --------  --------   --------   --------  --------
S&P(R) Target 24 Portfolio  $10,000   $11,830   $9,540    $7,190    $6,140    $7,620     $8,660     $9,020    $9,280
S&P(R) 500 Index*            10,000    11,115   10,104     8,903     6,935     8,920      9,895     10,381    12,021

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------
S&P(R) Target 24 Portfolio             10/6/99             2.9%             -7.2%             -1.0%            5.2%
S&P(R) 500 Index*                                         15.8              20.2               2.6             6.2

------------------------------------------------------------------------------------------------------------------------------

   * The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The Portfolio primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

S&P(R) TARGET 24 PORTFOLIO  (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Aerospace & Defense                                  1.6%
Automobiles                                          6.9%
Beverages                                            8.2%
Biotechnology                                        3.4%
Diversified Financial Services                       9.3%
Electric Utilities                                   2.7%
Electrical Equipment                                 1.6%
Energy Equipment & Services                          1.5%
Health Care Providers & Services                     9.5%
Hotels, Restaurants & Leisure                        2.1%
Household Products                                   3.4%
Independent Power Producers & Energy Traders         1.2%
Industrial Conglomerates                             8.6%
Insurance                                           12.1%
Multiline Retail                                     4.8%
Oil, Gas & Consumable Fuels                          8.4%
Semiconductors & Semiconductor Equipment            12.3%
Software                                             2.4%

         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

NASDAQ(R) TARGET 15 PORTFOLIO
The NASDAQ(R) Target 15 Portfolio posted a total return of 8.9% for the 12-month period ended December 31, 2006, which outperformed the NASDAQ(R) 100 Index's total return of 7.3% over the same period. The NAV increased from $9.34 to $10.17 during the period. Eight stocks advanced and seven declined. The top performing stocks, based on contribution to portfolio return, were NVIDIA Corp.
(NVDA), Garmin Ltd (GRMN), and NII Holdings (NIHD). The worst performing stocks, based on contribution to portfolio return, were SanDisk (SNDK), Teva Pharmaceutical Industries (TEVA), and Patterson-UTI Energy (PTEN).

The biggest contributor to the portfolio's performance was the information technology sector, led by NVIDIA, the portfolio's top performing stock. The portfolio was overweighted in the technology sector, which contributed to its out- performance relative to its benchmark. The consumer discretionary sector was the second biggest contributor to portfolio performance, led by the portfolio's second best performing stock, Garmin Ltd. The portfolio's performance was hurt by its overweighted position in health care, as the portfolio's holdings in that sector underperformed relative to its benchmark.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

NASDAQ target 15             Nasdaq 100
10000                        10000
14600                        14644
12880                        9251.23
9250                         6233.67
6830                         3894.03
9290                         5820
9040                         6447
9340                         6570
10170                        7048


                                    10/6/99  12/31/99  12/31/00   12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------   --------  --------  --------   --------  --------  --------
NASDAQ(R) Target 15 Portfolio       $10,000   $14,600   $12,880    $9,250    $6,830    $9,290     $9,040     $9,340   $10,170
NASDAQ(R) 100 Index*                 10,000    14,644     9,251     6,234     3,894     5,820      6,447      6,570     7,048
---------------------------------------------------------------------------------------------------------------------------------


RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006
---------------------------------------------------------------------------------------------------------------------------------
                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
NASDAQ(R) Target 15 Portfolio          10/6/99            8.9%              1.7%              0.2%            1.9%
NASDAQ(R) 100 Index*                                      7.3             -29.5              -4.7             2.5

---------------------------------------------------------------------------------------------------------------------------------
   * The NASDAQ(R) 100 Index is a modified capitalization-weighted index of the
     100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)


                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Air Freight & Logistics                              5.7%
Biotechnology                                       14.2%
Computers & Peripherals                             12.8%
Energy Equipment & Services                          3.4%
Health Care Providers & Services                     5.8%
Household Durables                                  10.2%
Internet Software & Services                         7.5%
Pharmaceuticals                                      4.9%
Semiconductors & Semiconductor Equipment            16.6%
Software                                             6.2%
Trading Companies & Distributors                     4.5%
Wireless Telecommunication Services                  8.2%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
The First Trust 10 Uncommon Values Portfolio posted a total return of 4.0% for the one-year period ended December 31, 2006, which underperformed the S&P(R) 500 Index's total return of 15.8% over the same period. The NAV increased from $5.23 to $5.44 during the period.

The top performing stocks, based on contribution to portfolio return, were the following: Phelps Dodge (PD), Regal Entertainment Group (RGC), and Automatic Data Processing (ADP). The worst performing stocks, based on contribution to portfolio return, were the following: Dell Inc. (DELL), Omnicare (OCR), and Microsoft (MSFT).

The biggest contributors to the portfolio's performance were Phelps Dodge, the portfolio's best performing stock, and the consumer discretionary sector, led by Regal Entertainment Group. Phelps Dodge benefited from rising copper prices in 2006. The portfolio's performance was hurt by its holdings in the information technology sector, which included Dell and Microsoft, two of the portfolio's worst performing stocks. Also, performance was hurt by the poor performance of the portfolio's financial sector holdings relative to its benchmark.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

10 Uncommon
Val Port             S&P 500 Index
10000                   10000
11400                   11115
8390                    10104
5400                    8903.29
3410                    6934.81
4670                    8920
5200                    9895
5230                    10381
5440                    12021


                                          10/6/99   12/31/99  12/31/00   12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                          -------   --------  --------   --------  --------  --------   --------  --------  --------
First Trust 10 Uncommon Values Portfolio  $10,000   $11,400    $8,390     $5,400    $3,410    $4,670     $5,200    $5,230    $5,440
S&P(R) 500 Index*                          10,000    11,115    10,104      8,903     6,935    8,920       9,895    10,381    12,021
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                               1 YEAR          CUMULATIVE      AVERAGE ANNUAL        5 YEAR
                                           INCEPTION           ANNUAL             TOTAL         TOTAL RETURN     AVERAGE ANNUAL
                                              DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION)   TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
First Trust 10 Uncommon Values Portfolio     10/6/99            4.0%            -45.6%             -8.1%            0.1%
S&P(R) 500 Index*                                              15.8              20.2               2.6             6.2
------------------------------------------------------------------------------------------------------------------------------------

   * The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Aerospace & Defense                                  9.6%
Communications Equipment                             8.1%
Consumer Finance                                     8.5%
Electric Utilities                                  10.1%
Health Care Providers & Services                     8.1%
IT Services                                         10.3%
Media                                               10.6%
Metals & Mining                                     14.4%
Pharmaceuticals                                     10.0%
Software                                            10.3%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

VALUE LINE(R) TARGET 25 PORTFOLIO
The Value Line(R) Target 25 Portfolio posted a total return of 2.9% for the 12-month period ended December 31, 2006, which underperformed the Russell 3000 Index's total return of 15.8% for the same period. The NAV increased from $4.86 to $5.00 during the period. Nine stocks advanced and sixteen declined. The top performing stocks, based on contribution to portfolio return, were NVIDIA Corp.
(NVDA), McDermott International (MDR), and Guess? Inc. (GES). The worst performing stocks, based on contribution to portfolio return, were SanDisk
(SNDK), BJ Services (BJS), and Express Scripts (ESRX).

The biggest positive contributor to the portfolio's performance was the information technology sector, led by NVIDIA, the portfolio's best performing stock. Industrials were also a top contributor to portfolio performance, led by McDermott International. The portfolio's performance was hurt most by its overweighted position in the energy sector, which contained BJ Services, one of the portfolio's worst performers. Health care also negatively impacted performance due to underperformance of the portfolio's holdings in the sector, led by Express Scripts, a bottom three performer in the portfolio.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Val Line
Internet Port          Russell 3000 Index
10000                       10000
16330                       11261.9
9320                        10420
4150                        9228.74
2370                        7240.81
3340                        9500
4060                        10631
4860                        11285
5000                        13069


                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------  --------  --------
Value Line(R) Target 25 Portfolio   $10,000  $16,330    $9,320    $4,150    $2,370    $3,340     $4,060    $4,860    $5,000
Russell 3000 Index*                  10,000   11,262    10,420     9,229     7,241     9,500     10,631    11,285    13,069
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
Value Line(R) Target 25 Portfolio      10/6/99              2.9%            -50.0%             -9.1%            3.8%
Russell 3000 Index*                                        15.8              30.7               3.8             7.2
-------------------------------------------------------------------------------------------------------------------------------

   * The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolio primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Aerospace & Defense                                  2.0%
Communications Equipment                             7.0%
Computers & Peripherals                             14.6%
Electrical Equipment                                 1.4%
Electronic Equipment & Instruments                   1.4%
Energy Equipment & Services                          6.2%
Health Care Providers & Services                     6.6%
Health Care Technology                               4.2%
Industrial Conglomerates                             6.4%
Machinery                                            1.5%
Oil, Gas & Consumable Fuels                         23.1%
Pharmaceuticals                                      3.9%
Semiconductors & Semiconductor Equipment            15.2%
Specialty Retail                                     5.2%
Trading Companies & Distributors                     1.3%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST ENERGY PORTFOLIO
The First Trust Energy Portfolio posted a total return of 12.7% for the 12-month period ended December 31, 2006, which underperformed the Russell 1000 Integrated Oil Index's total return of 34.7% over the same period. The NAV increased from $27.96 to $31.50 during the period.

The following S&P group returns reflect how energy stocks fared during the 12-month period ended December 31, 2006: Oil & Gas Drilling (3.3%), Oil-Exploration & Production (4.6%), Oil & Gas Equipment & Services (15.6%) and Oil & Gas Integrated (34.4%). The year-over-year estimated earnings growth rate for the companies in the S&P Energy Index is 19% for 2006, according to Baseline First Call. The estimated earnings growth rate for 2007 is -1%. The actual earnings growth rate was 47% for 2005.

The top performing stocks, based on contribution to portfolio return, were the following: PetroChina (PTR), Maverick Tube (MVK), and Marathon Oil (MRO). The worst performing stocks, based on contribution to portfolio return, were the following: Patterson-UTI Energy (PTEN), BJ Services (BJS), and Nabors Industries
(NBR). Crude oil futures in New York closed December 31, 2006 at $61.05 per barrel, up from $61.04 at the end of 2005, according to Bloomberg. During the period the price was as high as $78.40 (07/14/06) and as low as $58.86 (11/17/06). Natural gas futures in New York closed December 31, 2006 at $6.30 per mmBtu (one million British thermal units), down from $11.23 at the end of 2005. During the period the price was as high as $11.00 (01/03/06) and as low as $4.05 (09/27/06).

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

                         Russell 1000
Energy Port             Integrated Oil        Russell other energy
10000                     10000                 10000
11230                     10307                 10616.6
15870                     11601                 17953
11290                     10377                 10174.2
10780                     9061                  8082.49
14200                     11497                 10190
18750                     14812                 14238
27960                     17506                 22920
31500                     23580                 23514

                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------  --------  --------
First Trust Energy Portfolio        $10,000  $11,230    $15,870   $11,290   $10,780   $14,200    $18,750   $27,960   $31,500
Russell 1000 Integrated Oil Index+   10,000   10,307     11,601    10,377     9,061    11,500     14,812    17,506    23,580
Russell 1000 Other Energy Index++    10,000   10,617     17,953    10,174     8,082    10,190     14,238    22,920    23,514
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
First Trust Energy Portfolio             10/6/99           12.7%            215.0%             17.2%           22.8%
Russell 1000 Integrated Oil Index+                         34.7             135.8              12.6            17.8
Russell 1000 Other Energy Index++                           2.6             135.1              12.5            18.2
--------------------------------------------------------------------------------------------------------------------------------

   + The Russell 1000 Integrated Oil Index is a capitalization-weighted index of companies involved in all parts of the exploration, production, and refining process. (Bloomberg)
  ++ The Russell 1000 Other Energy Index is a capitalization-weighted index of companies in the energy-related businesses other than integrated oils. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST ENERGY PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Energy Equipment & Services                          26.8%
Oil, Gas & Consumable Fuels                          73.2%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
The First Trust Financial Services Portfolio posted a total return of 16.9% for the 12-month period ended December 31, 2006, which underperformed the Russell 1000 Financial Services Index's total return of 18.7% over the same period. The NAV increased from $16.60 to $19.40 during the period.

The following S&P(R) group returns reflect how financial stocks fared during the 12-month period ended December 31, 2006: Banks (15.8%), Property & Casualty (12.6%), Diversified Financials (25.5%) and Insurance Brokers (-0.8%). The year-over-year earnings growth rate estimate for the companies in the S&P(R) Financial Index was 19% for 2006, according to Baseline First Call estimates. The estimated earnings growth rate for 2007 is 7%. The actual earnings growth rate was 4% for 2005.

The top performing stocks, based on contribution to portfolio return, were the following: Goldman Sachs Group (GS), Morgan Stanley (MS), and Bear Stearns Cos
(BSC). The lowest performing stocks, based on contribution to portfolio return, were: Legg Mason (LM), Capital One Financial (COF), and AFLAC (AFL).

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Financial
 Port          Russell 1000 Financial Services
10000                      10000
10490                      10389
13090                      12115
11680                      11268
10000                      9544
13300                      12454
15350                      14098
16600                      15052
19400                      17865

                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------  --------  --------
First Trust Financial
Services Portfolio                  $10,000   $10,490   $13,090   $11,680   $10,000   $13,300    $15,350   $16,600   $19,400
Russell 1000 Financial Services
Index*                               10,000    10,389    13,115    11,268     9,544    12,454     14,098    15,052    17,865
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
First Trust Financial Services Portfolio 10/6/99           16.9%             94.0%              9.6%           10.7%
Russell 1000 Financial Services Index*                     18.7              78.7               8.3             9.7
--------------------------------------------------------------------------------------------------------------------------------

   * The Russell 1000 Financial Services Index is a capitalization-weighted index of companies that provide financial services. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST FINANCIAL SERVICES PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Capital Markets                                      29.7%
Commercial Banks                                     16.7%
Consumer Finance                                      6.3%
Diversified Financial Services                       13.6%
Insurance                                            26.9%
Thrifts & Mortgage Finance                            6.8%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST PHARMACEUTICAL PORTFOLIO
The First Trust Pharmaceutical Portfolio posted a total return of 8.6% for the 12-month period ended December 31, 2006, which outperformed the Russell 1000 Healthcare Index's total return of 6.0% over the same period. The NAV increased from $11.44 to $12.42 during the period.

The following S&P(R) group returns reflect how health care stocks fared in the 12-month period ended December 31, 2006: Biotechnology (-2.7%) and Pharmaceuticals (15.6%). The year-over-year earnings growth rate 2006 estimate for the companies in the S&P(R) Health Care Index was 6%, according to Baseline First Call estimates. The estimated earnings growth rate for 2007 is 11%. The actual earnings growth rate was 9% for 2005.

The top performing stocks, based on contribution to portfolio return, were the following: Shire PLC (SHPGY), Novo Nordisk A/S (NVO), and Merck (MRK). The worst performing stocks, based on contribution to portfolio return, were the following: Teva Pharmaceutical Industries (TEVA), Alcon Inc. (ACL), and Barr Pharmaceuticals (BRL).

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Pharm Port        Russell Health Care
10000                   10000
10370                   9775.96
13540                   13120.5
12070                   11535.3
8650                    9178.06
10350                   10794
10280                   11056
11440                   11978
12420                   12691


                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04  12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------  --------  --------
First Trust Pharmaceutical
  Portfolio                         $10,000   $10,370   $13,540   $12,060    $8,650   $10,350    $10,280   $11,440   $12,420
Russell 1000 Healthcare Index*       10,000     9,776    13,121    11,535     9,178    10,794     11,056    11,978    12,691
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
First Trust Pharmaceutical Portfolio     10/6/99            8.6%             24.2%              3.0%            0.6%
Russell 1000 Healthcare Index*                              6.0              26.9               3.3             1.9
--------------------------------------------------------------------------------------------------------------------------------

   * The Russell 1000 Healthcare Index is a capitalization-weighted index of companies involved in medical services or healthcare. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST PHARMACEUTICAL PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Biotechnology                                        15.5%
Chemicals                                             4.3%
Pharmaceuticals                                      80.2%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST TECHNOLOGY PORTFOLIO
The First Trust Technology Portfolio posted a total return of 2.8% for the 12-month period ended December 31, 2006, which underperformed the Russell 1000 Technology Index's total return of 10.5% over the same period. The NAV increased from $5.29 to $5.44 during the period.

The following S&P(R) group returns reflect how technology stocks fared during the 12-month period ended December 31, 2006: Computers & Peripherals (16.7%), Software & Services (8.4%) and Communications-Equipment (15.5%). The year-over-year earnings growth rate for the companies in the S&P(R) Information Technology Index declined an estimated -1% for 2006, according to Baseline First Call estimates. The estimated earnings growth rate for 2007 is 17%. The actual earnings growth rate was 17% for 2005.

The top performing stocks, based on contribution to portfolio return, were the following: NVIDIA Corp. (NVDA), Cisco Systems (CSCO), and Oracle Corp. (ORCL). The worst performing stocks, based on contribution to portfolio return, were the following: Citrix Systems (CTXS), Marvell Technology Group (MRVL), and Corning Inc. (GLW).

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Technology Port        Russell Technology
10000                       10000
13410                       13216.1
10250                       8721.17
5790                        6117.83
3390                        3750.27
4970                        5590
5030                        5691
5290                        5843
5440                        6456


                                    10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03   12/31/04   12/31/05  12/31/06
                                    -------  --------  --------  --------  --------  --------   --------   --------  --------
First Trust Technology Portfolio    $10,000   $13,410   $10,250   $5,790    $3,390    $4,970     $5,030     $5,290    $5,440
Russell 1000 Technology Index*       10,000    13,216     8,721    6,118     3,750     5,590      5,691      5,843     6,456
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                             PERIODS ENDED DEC. 31, 2006

                                                          1 YEAR          CUMULATIVE      AVERAGE ANNUAL      5 YEAR
                                      INCEPTION           ANNUAL             TOTAL         TOTAL RETURN   AVERAGE ANNUAL
                                         DATE          TOTAL RETURN         RETURN       (SINCE INCEPTION) TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------------------
First Trust Technology Portfolio         10/6/99            2.8%            -45.6%             -8.1%           -1.2%
Russell 1000 Technology Index*                             10.5             -35.4              -5.9             1.1
---------------------------------------------------------------------------------------------------------------------------------

   * The Russell 1000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

FIRST TRUST TECHNOLOGY PORTFOLIO (CONTINUED)

                              PORTFOLIO COMPONENTS+
                                December 31, 2006

                                [GRAPHIC OMITTED]
                       EDGAR REPRESENTATION OF DATA POINTS

Communications Equipment                             15.9%
Computers & Peripherals                              24.1%
Electronic Equipment & Instruments                    3.4%
Internet Software & Services                          6.4%
IT Services                                           7.4%
Semiconductors & Semiconductor Equipment             23.4%
Software                                             19.4%


         + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

FIRST DEFINED PORTFOLIO FUND
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2006


As a shareholder of the Target Managed VIP Portfolio, The DowSM DART 10 Portfolio, The DowSM Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, Value Line (R) Target 25 Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio or First Trust Technology Portfolio (the "Portfolios"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2006 to December 31, 2006.


                                ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                                                 HYPOTHETICAL
                                                     ACTUAL EXPENSES                     (5% RETURN BEFORE EXPENSES)
                                         -----------------------------------------  --------------------------------------

                                                                         EXPENSES                                 EXPENSES
                                          BEGINNING        ENDING      PAID DURING    BEGINNING     ENDING      PAID DURING
                                           ACCOUNT        ACCOUNT        PERIOD*       ACCOUNT      ACCOUNT       PERIOD*
                                            VALUE          VALUE       07/01/2006-      VALUE        VALUE      07/01/2006-  EXPENSE
                                          07/01/2006     12/31/2006    12/31/2006    07/01/2006    12/31/2006   12/31/2006    RATIO
                                         ------------   ------------  ------------  ------------  ------------  ----------  --------
Target Managed VIP Portfolio.....           $1,000         $1,119         $7.32        $1,000       $1,018         $6.97     1.37%
The DowSM DART 10 Portfolio......            1,000          1,160          8.00         1,000        1,018          7.48     1.47
The DowSM Target Dividend Portfolio          1,000          1,123          7.33         1,000        1,018          6.97     1.37
Global Dividend Target 15 Portfolio          1,000          1,219          8.22         1,000        1,018          7.48     1.47
S&P(R) Target 24 Portfolio.........          1,000          1,050          7.59         1,000        1,018          7.48     1.47
NASDAQ(R) Target 15 Portfolio......          1,000          1,079          7.70         1,000        1,018          7.48     1.47
First Trust 10 Uncommon Values
  Portfolio .......................          1,000          1,025          6.99         1,000        1,018          6.97     1.37
Value Line(R) Target 25 Portfolio..          1,000          1,064          7.33         1,000        1,018          7.17     1.41
First Trust Energy Portfolio.....            1,000            993          7.39         1,000        1,018          7.48     1.47
First Trust Financial Services Portfolio     1,000          1,106          7.80         1,000        1,018          7.48     1.47
First Trust Pharmaceutical Portfolio         1,000          1,097          7.77         1,000        1,018          7.48     1.47
First Trust Technology Portfolio.            1,000          1,108          7.81         1,000        1,018          7.48     1.47

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 97.7%

              AEROSPACE & DEFENSE - 0.9%
     35,241   AAR Corp.*...................................... $    1,028,685
      6,668   Ceradyne, Inc.*.................................        376,742
      7,778   Rockwell Collins, Inc...........................        492,270
                                                               ---------------
                                                                    1,897,697
                                                               ---------------
              AIR FREIGHT & LOGISTICS - 0.3%
     13,519   C.H. Robinson Worldwide, Inc....................        552,792
                                                               ---------------
              AIRLINES - 0.1%
     25,208   World Air Holdings, Inc.*.......................        222,335
                                                               ---------------
              AUTO COMPONENTS - 0.9%
     22,213   Drew Industries, Inc.*..........................        577,760
     53,195   LKQ Corp.*......................................      1,222,953
                                                               ---------------
                                                                    1,800,713
                                                               ---------------
              AUTOMOBILES - 1.0%
     29,983   Harley-Davidson, Inc............................      2,112,902
                                                               ---------------
              BEVERAGES - 2.5%
     33,948   Diageo PLC, SP ADR..............................      2,692,416
     39,867   PepsiCo, Inc....................................      2,493,681
                                                               ---------------
                                                                    5,186,097
                                                               ---------------
              BIOTECHNOLOGY - 4.9%
     94,370   Amgen, Inc.*....................................      6,446,415
     53,283   Gilead Sciences, Inc.*..........................      3,459,665
                                                               ---------------
                                                                    9,906,080
                                                               ---------------
              CAPITAL MARKETS - 0.3%
     45,653   TradeStation Group, Inc.*.......................        627,729
                                                               ---------------
              COMMERCIAL BANKS - 4.9%
     75,325   ABN AMRO Holding NV, SP ADR.....................      2,414,166
     47,143   Barclays PLC, SP ADR............................      2,740,894
     24,693   HSBC Holdings PLC, SP ADR.......................      2,263,113
     58,701   Lloyds TSB Group PLC, SP ADR....................      2,660,916
                                                               ---------------
                                                                   10,079,089
                                                               ---------------
              COMMERCIAL SERVICES & SUPPLIES - 0.4%
     28,420   Healthcare Services Group, Inc..................        823,043
                                                               ---------------
              COMMUNICATIONS EQUIPMENT - 2.8%
    281,342   Motorola, Inc...................................      5,784,392
                                                               ---------------
              COMPUTERS & PERIPHERALS - 11.2%
    167,728   Apple, Inc.*....................................     14,230,044
     72,429   International Business Machines Corp............      7,036,477
     36,614   SanDisk Corp.*..................................      1,575,500
                                                               ---------------
                                                                   22,842,021
                                                               ---------------
              CONSTRUCTION & ENGINEERING - 0.9%
     32,863   EMCOR Group, Inc.*..............................      1,868,261
                                                               ---------------

Page 28            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - CONTINUED

              DIVERSIFIED FINANCIAL SERVICES - 6.0%
    122,851   Citigroup, Inc.................................. $    6,842,801
     56,467   ING Groep NV, SP ADR............................      2,494,147
     40,879   Moody's Corp....................................      2,823,104
                                                               ---------------
                                                                   12,160,052
                                                               ---------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 5.0%
     51,809   BT Group PLC, SP ADR............................      3,102,841
    119,192   Deutsche Telekom AG, SP ADR.....................      2,169,294
     67,686   Telecom Italia SPA, SP ADR......................      2,039,379
     43,993   Telefonica SA, SP ADR...........................      2,804,554
                                                               ---------------
                                                                   10,116,068
                                                               ---------------
              ELECTRIC UTILITIES - 3.2%
     50,199   Enel SpA, SP ADR................................      2,590,268
      9,907   Exelon Corp.....................................        613,144
      5,608   PPL Corp........................................        200,991
     52,612   Scottish Power PLC, ADR.........................      3,074,119
                                                               ---------------
                                                                    6,478,522
                                                               ---------------
              ELECTRICAL EQUIPMENT - 0.6%
     23,949   Encore Wire Corp.*..............................        527,117
     11,251   Lamson & Sessions (The) Company*................        272,949
      7,896   Rockwell Automation, Inc........................        482,288
                                                               ---------------
                                                                    1,282,354
                                                               ---------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
     19,503   Brightpoint, Inc.*..............................        262,315
     25,894   Itron, Inc.*....................................      1,342,345
                                                               ---------------
                                                                    1,604,660
                                                               ---------------
              ENERGY EQUIPMENT & SERVICES - 4.7%
     32,873   Atwood Oceanics, Inc.*..........................      1,609,791
     52,365   BJ Services Company.............................      1,535,342
     29,498   Hornbeck Offshore Services, Inc.*...............      1,053,079
     14,190   Patterson-UTI Energy, Inc.......................        329,634
     74,957   TETRA Technologies, Inc.*.......................      1,917,400
     36,593   Veritas DGC Inc.*...............................      3,133,459
                                                               ---------------
                                                                    9,578,705
                                                               ---------------
              FOOD & STAPLES RETAILING - 0.5%
     23,445   Pantry (The), Inc.*.............................      1,098,164
                                                               ---------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
     14,644   ICU Medical, Inc.*..............................        595,718
     27,602   Meridian Bioscience, Inc........................        677,077
                                                               ---------------
                                                                    1,272,795
                                                               ---------------
              HEALTH CARE PROVIDERS & SERVICES - 3.1%
     33,438   Express Scripts, Inc.*..........................      2,394,161
     41,385   HealthExtras, Inc.*.............................        997,378
     15,708   Horizon Health Corp.*...........................        307,406
     47,082   UnitedHealth Group, Inc.........................      2,529,716
                                                               ---------------
                                                                    6,228,661
                                                               ---------------

                       See Notes to Financial Statements.                Page 29

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - CONTINUED

              HEALTH CARE TECHNOLOGY - 0.4%
      8,761   Cerner Corp.*................................... $      398,625
     13,224   Vital Images, Inc.*.............................        460,195
                                                               ---------------
                                                                      858,820
                                                               ---------------
              HOTELS, RESTAURANTS & LEISURE - 0.8%
     16,207   Darden Restaurants, Inc.........................        651,035
     35,263   Papa John's International, Inc.*................      1,022,980
                                                               ---------------
                                                                    1,674,015
                                                               ---------------
              HOUSEHOLD DURABLES - 0.7%
     17,669   Garmin Ltd......................................        983,456
     30,087   Tarragon Corp...................................        366,159
                                                               ---------------
                                                                    1,349,615
                                                               ---------------
              HOUSEHOLD PRODUCTS - 3.7%
      3,613   Clorox (The) Company............................        231,774
     12,466   Colgate-Palmolive Company.......................        813,282
    102,157   Procter & Gamble (The) Company..................      6,565,630
                                                               ---------------
                                                                    7,610,686
                                                               ---------------
              INDEPENDENT POWER PRODUCERS
                & ENERGY TRADERS - 0.2%
      6,936   TXU Corp........................................        376,001
                                                               ---------------
              INDUSTRIAL CONGLOMERATES - 1.6%
     33,807   3M Company......................................      2,634,580
     12,152   McDermott International, Inc.*..................        618,051
                                                               ---------------
                                                                    3,252,631
                                                               ---------------
              INSURANCE - 2.4%
     31,756   Argonaut Group, Inc.*...........................      1,107,014
    108,849   Progressive (The) Corp..........................      2,636,323
     17,044   SAFECO Corp.....................................      1,066,102
                                                               ---------------
                                                                    4,809,439
                                                               ---------------
              INTERNET SOFTWARE & SERVICES - 4.6%
     35,804   Digital Insight Corp.*..........................      1,378,096
     23,488   eCollege.com*...................................        367,587
     16,378   Google Inc., Class A*...........................      7,541,741
                                                               ---------------
                                                                    9,287,424
                                                               ---------------
              MACHINERY - 0.3%
     13,560   Columbus McKinnon Corp.*........................        285,031
     12,866   Gehl Company*...................................        354,201
                                                               ---------------
                                                                      639,232
                                                               ---------------
              METALS & MINING - 0.3%
     26,748   Ryerson, Inc....................................        671,107
                                                               ---------------
              MULTI-UTILITIES - 1.5%
     40,706   National Grid Transco PLC, SP ADR...............      2,956,070
                                                               ---------------
              MULTILINE RETAIL - 0.7%
     29,410   Nordstrom, Inc..................................      1,451,089
                                                               ---------------

Page 30            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - CONTINUED

              OIL, GAS & CONSUMABLE FUELS - 11.9%
     21,477   Atlas America, Inc.*............................ $    1,094,683
     41,162   Chesapeake Energy Corp..........................      1,195,756
     40,419   Crosstex Energy, Inc............................      1,280,878
     18,589   Edge Petroleum Corp.*...........................        339,063
     35,792   ENI SpA, SP ADR.................................      2,408,086
     38,855   EOG Resources, Inc..............................      2,426,495
    106,116   Exxon Mobil Corp................................      8,131,669
      8,906   Helix Energy Solutions Group, Inc.*.............        279,381
     37,753   Occidental Petroleum Corp.......................      1,843,479
     30,064   Peabody Energy Corp.............................      1,214,886
     67,570   Petrohawk Energy Corp.*.........................        777,055
     49,634   PetroQuest Energy, Inc.*........................        632,337
     19,133   Southwestern Energy Company*....................        670,612
     41,335   XTO Energy, Inc.................................      1,944,812
                                                               ---------------
                                                                   24,239,192
                                                               ---------------
              PHARMACEUTICALS - 1.0%
     17,756   Biovail Corp....................................        375,717
     51,374   Teva Pharmaceutical Industries Ltd., SP ADR.....      1,596,704
                                                               ---------------
                                                                    1,972,421
                                                               ---------------
              SEMICONDUCTORS
                & SEMICONDUCTOR EQUIPMENT - 6.6%
    238,051   Intel Corp......................................      4,820,533
     22,598   Intevac, Inc.*..................................        586,418
     10,985   Lam Research Corp.*.............................        556,061
     23,776   National Semiconductor Corp.....................        539,715
     67,681   NVIDIA Corp.*...................................      2,504,874
     22,143   Sigma Designs, Inc.*............................        563,539
     22,251   Standard Microsystems Corp.*....................        622,583
    111,816   Texas Instruments, Inc..........................      3,220,301
                                                               ---------------
                                                                   13,414,024
                                                               ---------------
              SOFTWARE - 1.4%
     25,101   Ansoft Corp.*...................................        697,808
     18,624   Autodesk, Inc.*.................................        753,527
     24,207   Intuit, Inc.*...................................        738,556
     25,018   Ultimate Software Group (The), Inc.*............        581,919
                                                               ---------------
                                                                    2,771,810
                                                               ---------------
              SPECIALTY RETAIL - 1.7%
     15,611   Dress Barn (The), Inc.*.........................        364,205
      8,449   Guess? Inc.*....................................        535,920
     37,191   Hibbett Sporting Goods, Inc.*...................      1,135,441
     18,049   Jos. A. Bank Clothiers, Inc.*...................        529,738
     56,702   Select Comfort Corp.*...........................        986,048
                                                               ---------------
                                                                    3,551,352
                                                               ---------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     22,013   Steven Madden, Ltd.*............................        772,436
                                                               ---------------

                       See Notes to Financial Statements.                Page 31

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - CONTINUED

              TRADING COMPANIES & DISTRIBUTORS - 0.3%
     12,202   Fastenal Company................................ $      437,808
      4,971   Watsco, Inc.....................................        234,432
                                                               ---------------
                                                                      672,240
                                                               ---------------
              WIRELESS TELECOMMUNICATION SERVICES - 1.6%
     12,212   NII Holdings, Inc.*.............................        786,941
     91,927   Vodafone Group PLC, SP ADR......................      2,553,732
                                                               ---------------
                                                                    3,340,673
                                                               ---------------

              TOTAL COMMON STOCKS.............................    199,193,409
                                                               ---------------
              (Cost $179,662,848)


              TOTAL INVESTMENTS - 97.7%.......................    199,193,409
              (Cost $179,662,848)

              NET OTHER ASSETS & LIABILITIES - 2.3%...........      4,674,434
                                                               ---------------
              NET ASSETS - 100.0%............................. $  203,867,843
                                                               ===============

-------------------------------------------------
         *    Non-income producing security.
       ADR    American Depository Receipt
    SP ADR    Sponsored American Depository Receipt


Page 32            See Notes to Financial Statements.

THE DOW SM DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 98.4%

              AEROSPACE & DEFENSE - 9.9%
     31,254   Boeing (The) Company............................ $    2,776,605
                                                               ---------------
              AUTOMOBILES - 12.9%
    117,020   General Motors Corp.............................      3,594,854
                                                               ---------------
              COMPUTERS & PERIPHERALS - 9.4%
     26,997   International Business Machines Corp............      2,622,759
                                                               ---------------
              DIVERSIFIED FINANCIAL SERVICES - 9.1%
     45,793   Citigroup, Inc..................................      2,550,670
                                                               ---------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 11.6%
     90,355   AT&T, Inc.......................................      3,230,191
                                                               ---------------
              HOUSEHOLD PRODUCTS - 8.8%
     38,078   Procter & Gamble (The) Company..................      2,447,273
                                                               ---------------
              OIL, GAS & CONSUMABLE FUELS - 10.8%
     39,552   Exxon Mobil Corp................................      3,030,870
                                                               ---------------
              PHARMACEUTICALS - 19.5%
     68,765   Merck & Company, Inc............................      2,998,154
     94,864   Pfizer, Inc.....................................      2,456,978
                                                               ---------------
                                                                    5,455,132
                                                               ---------------
              SEMICONDUCTORS
                & SEMICONDUCTOR EQUIPMENT - 6.4%
     88,735   Intel Corp......................................      1,796,884
                                                               ---------------

              TOTAL COMMON STOCKS.............................     27,505,238
                                                               ---------------
              (Cost $25,357,166)


              TOTAL INVESTMENTS - 98.4%.......................     27,505,238
              (Cost $25,357,166)

              NET OTHER ASSETS & LIABILITIES - 1.6%...........        449,315
                                                               ---------------
              NET ASSETS - 100.0%............................. $   27,954,553
                                                               ===============

-----------------------------------------------------

                   See Notes to Financial Statements.                    Page 33

THE DOWSM TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 99.0%

              CHEMICALS - 10.0%
    104,106   Lubrizol (The) Corp............................. $    5,218,834
    189,179   Lyondell Chemical Company.......................      4,837,307
                                                               ---------------
                                                                   10,056,141
                                                               ---------------
              COMMERCIAL BANKS - 9.1%
     75,787   Comerica, Inc...................................      4,447,181
    131,714   Provident Bankshares Corp.......................      4,689,018
                                                               ---------------
                                                                    9,136,199
                                                               ---------------
              COMMERCIAL SERVICES - 4.6%
    131,184   R.R. Donnelley & Sons Company...................      4,662,279
                                                               ---------------
              DIVERSIFIED FINANCIAL SERVICES - 4.7%
     98,641   JPMorgan Chase & Company........................      4,764,360
                                                               ---------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
     73,773   Windstream Corp.................................      1,049,052
                                                               ---------------
              ELECTRIC UTILITIES - 16.9%
    274,494   Duquesne Light Holdings, Inc....................      5,448,706
     65,932   Entergy Corp....................................      6,086,842
     92,248   FirstEnergy Corp................................      5,554,252
                                                               ---------------
                                                                   17,089,800
                                                               ---------------
              FOOD & STAPLES RETAILING - 1.5%
     42,437   SUPERVALU, Inc..................................      1,517,123
                                                               ---------------
              GAS UTILITIES - 12.6%
    115,346   Nicor, Inc......................................      5,398,193
    170,107   ONEOK, Inc......................................      7,335,014
                                                               ---------------
                                                                   12,733,207
                                                               ---------------
              HOUSEHOLD DURABLES - 3.8%
    324,990   La-Z-Boy, Inc...................................      3,857,631
                                                               ---------------
              INSURANCE - 9.5%
    101,300   Cincinnati Financial Corp.......................      4,589,903
     98,995   Unitrin, Inc....................................      4,960,640
                                                               ---------------
                                                                    9,550,543
                                                               ---------------
              MULTI-UTILITIES - 9.5%
    199,215   Energy East Corp................................      4,940,532
    115,117   SCANA Corp......................................      4,676,053
                                                               ---------------
                                                                    9,616,585
                                                               ---------------
              OIL, GAS & CONSUMABLE FUELS - 6.9%
     74,800   Marathon Oil Corp...............................      6,919,000
                                                               ---------------
              THRIFTS & MORTGAGE FINANCE - 4.6%
    196,457   Washington Federal, Inc.........................      4,622,633
                                                               ---------------
              WIRELESS TELECOMMUNICATION SERVICES - 4.3%
     71,770   ALLTEL Corp.....................................      4,340,650
                                                               ---------------

              TOTAL COMMON STOCKS............................. $   99,915,203
                                                               ---------------
              (Cost $91,203,284)

Page 34            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                   MARKET
                                                                    VALUE
                                                                 ------------

              TOTAL INVESTMENTS - 99.0%....................... $   99,915,203
              (Cost $91,203,284)

              NET OTHER ASSETS & LIABILITIES - 1.0%...........        991,035
                                                               ---------------
              NET ASSETS - 100.0%............................. $  100,906,238
                                                               ===============

----------------------------------------------


                       See Notes to Financial Statements.                Page 35

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 98.5%

              HONG KONG - 33.2%
  3,209,349   BOC Hong Kong (Holdings) Ltd.................... $    8,705,935
  3,526,069   Cathay Pacific Airways Ltd......................      8,694,716
  2,202,378   CITIC Pacific Ltd...............................      7,602,425
  3,385,103   COSCO Pacific Ltd...............................      7,946,734
  3,912,518   Hang Lung Properties Ltd........................      9,808,598
                                                               ---------------
                                                                   42,758,408
                                                               ---------------
              UNITED KINGDOM - 32.6%
  1,621,291   BT Group PLC....................................      9,570,993
  1,637,872   Compass Group PLC...............................      9,300,079
  1,234,013   GKN PLC.........................................      6,716,967
  2,842,855   Royal & Sun Alliance Insurance Group PLC........      8,488,545
  2,856,605   Vodafone Group PLC..............................      7,914,351
                                                               ---------------
                                                                   41,990,935
                                                               ---------------
              UNITED STATES - 32.7%
    252,174   AT&T, Inc.......................................      9,015,221
    326,592   General Motors Corp.............................     10,032,906
     10,175   Idearc, Inc.* ..................................        291,514
    191,917   Merck & Company, Inc............................      8,367,581
    264,758   Pfizer, Inc.....................................      6,857,232
    205,105   Verizon Communications, Inc.....................      7,638,110
                                                               ---------------
                                                                   42,202,564
                                                               ---------------

              TOTAL COMMON STOCKS.............................    126,951,907
                                                               ---------------
              (Cost $106,176,379)


              TOTAL INVESTMENTS - 98.5%.......................    126,951,907
              (Cost $106,176,379)

              NET OTHER ASSETS & LIABILITIES - 1.5%...........      1,884,463
                                                               ---------------
              NET ASSETS - 100.0%............................. $  128,836,370
                                                               ===============

-----------------------------------------------
         * Non-income producing security.


Page 36            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

              Diversified Telecommunication Services..........         20.4%
              Pharmaceuticals.................................         11.8
              Automobiles.....................................          7.8
              Real Estate Management & Development............          7.6
              Hotels, Restaurants & Leisure...................          7.2
              Commercial Banks................................          6.8
              Airlines........................................          6.7
              Insurance.......................................          6.6
              Transportation Infrastructure...................          6.2
              Wireless Telecommunication Services.............          6.1
              Industrial Conglomerates........................          5.9
              Auto Components.................................          5.2
              Publishing......................................          0.2
              Net Other Assets and Liabilities................          1.5
                                                               ---------------
                                                                      100.0%
                                                               ===============

                   See Notes to Financial Statements.                    Page 37

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 99.3%

              AEROSPACE & DEFENSE - 1.6%
      4,066   Rockwell Collins, Inc........................... $      257,337
                                                               ---------------
              AUTOMOBILES - 6.9%
     15,673   Harley-Davidson, Inc............................      1,104,476
                                                               ---------------
              BEVERAGES - 8.1%
     20,836   PepsiCo, Inc....................................      1,303,292
                                                               ---------------
              BIOTECHNOLOGY - 3.4%
      8,284   Gilead Sciences, Inc.*..........................        537,880
                                                               ---------------
              COMPUTERS & PERIPHERALS - 0.0%
      3,764   Seagate Technology, Inc. (Escrow Shares)+*......              0
                                                               ---------------
              DIVERSIFIED FINANCIAL SERVICES - 9.2%
     21,365   Moody's Corp....................................      1,475,467
                                                               ---------------
              ELECTRIC UTILITIES - 2.6%
      5,175   Exelon Corp.....................................        320,281
      2,933   PPL Corp........................................        105,119
                                                               ---------------
                                                                      425,400
                                                               ---------------
              ELECTRICAL EQUIPMENT - 1.6%
      4,128   Rockwell Automation, Inc........................        252,138
                                                               ---------------
              ENERGY EQUIPMENT & SERVICES - 1.5%
      8,005   BJ Services Company.............................        234,707
                                                               ---------------
              HEALTH CARE PROVIDERS & SERVICES - 9.4%
      2,630   Express Scripts, Inc.*..........................        188,308
     24,610   UnitedHealth Group, Inc.........................      1,322,295
                                                               ---------------
                                                                    1,510,603
                                                               ---------------
              HOTELS, RESTAURANTS & LEISURE - 2.1%
      8,468   Darden Restaurants, Inc.........................        340,160
                                                               ---------------
              HOUSEHOLD PRODUCTS - 3.4%
      1,889   Clorox (The) Company............................        121,179
      6,517   Colgate-Palmolive Company.......................        425,169
                                                               ---------------
                                                                      546,348
                                                               ---------------
              INDEPENDENT POWER PRODUCERS
                & ENERGY TRADERS - 1.2%
      3,626   TXU Corp........................................        196,565
                                                               ---------------
              INDUSTRIAL CONGLOMERATES - 8.6%
     17,670   3M Company......................................      1,377,023
                                                               ---------------
              INSURANCE - 12.1%
     56,897   Progressive (The) Corp..........................      1,378,045
      8,910   SAFECO Corp.....................................        557,321
                                                               ---------------
                                                                    1,935,366
                                                               ---------------
              MULTILINE RETAIL - 4.7%
     15,372   Nordstrom, Inc..................................        758,454
                                                               ---------------

Page 38            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - CONTINUED

              OIL, GAS & CONSUMABLE FUELS - 8.3%
      5,938   EOG Resources, Inc.............................. $      370,828
     19,736   Occidental Petroleum Corp.......................        963,709
                                                               ---------------
                                                                    1,334,537
                                                               ---------------
              SEMICONDUCTORS
                & SEMICONDUCTOR EQUIPMENT - 12.2%
     12,424   National Semiconductor Corp.....................        282,025
     58,446   Texas Instruments, Inc..........................      1,683,245
                                                               ---------------
                                                                    1,965,270
                                                               ---------------
              SOFTWARE - 2.4%
     12,654   Intuit, Inc.*...................................        386,074
                                                               ---------------

              TOTAL COMMON STOCKS.............................     15,941,097
                                                               ---------------
              (Cost $15,257,228)


              TOTAL INVESTMENTS - 99.3%.......................     15,941,097
              (Cost $15,257,228)

              NET OTHER ASSETS & LIABILITIES - 0.7%...........        115,563
                                                               ---------------
              NET ASSETS - 100.0%............................. $   16,056,660
                                                               ===============

------------------------------------------------------
         *  Non-income producing security.
         + Security is fair valued and market value is determined in accordance with procedures adopted by the Board of Trustees.

                       See Notes to Financial Statements.                Page 39

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 98.9%

              AIR FREIGHT & LOGISTICS - 5.7%
     10,145   C.H. Robinson Worldwide, Inc.................... $      414,829
                                                               ---------------
              BIOTECHNOLOGY - 14.1%
      6,234   Amgen, Inc.*....................................        425,844
      9,328   Gilead Sciences, Inc.*..........................        605,667
                                                               ---------------
                                                                    1,031,511
                                                               ---------------
              COMPUTERS & PERIPHERALS - 12.6%
      6,895   Apple, Inc.*....................................        584,972
      7,861   SanDisk Corp.*..................................        338,259
                                                               ---------------
                                                                      923,231
                                                               ---------------
              ENERGY EQUIPMENT & SERVICES - 3.4%
     10,643   Patterson-UTI Energy, Inc.......................        247,237
                                                               ---------------
              HEALTH CARE PROVIDERS & SERVICES - 5.7%
      5,835   Express Scripts, Inc.*..........................        417,786
                                                               ---------------
              HOUSEHOLD DURABLES - 10.1%
     13,259   Garmin Ltd......................................        737,996
                                                               ---------------
              INTERNET SOFTWARE & SERVICES - 7.4%
      1,171   Google Inc., Class A*...........................        539,222
                                                               ---------------
              PHARMACEUTICALS - 4.8%
     11,386   Teva Pharmaceutical Industries Ltd., SP ADR.....        353,877
                                                               ---------------
              SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT - 16.4%
      8,238   Lam Research Corp.*.............................        417,007
     21,232   NVIDIA Corp.*...................................        785,796
                                                               ---------------
                                                                    1,202,803
                                                               ---------------
              SOFTWARE - 6.1%
     11,132   Autodesk, Inc.*.................................        450,401
                                                               ---------------
              TRADING COMPANIES & DISTRIBUTORS - 4.5%
      9,153   Fastenal Company................................        328,410
                                                               ---------------
              WIRELESS TELECOMMUNICATION SERVICES - 8.1%
      9,161   NII Holdings, Inc.*.............................        590,335
                                                               ---------------

              TOTAL COMMON STOCKS.............................      7,237,638
                                                               ---------------
              (Cost $6,399,560)


              TOTAL INVESTMENTS - 98.9%.......................      7,237,638
              (Cost $6,399,560)

              NET OTHER ASSETS & LIABILITIES - 1.1%...........         79,951
                                                               ---------------
              NET ASSETS - 100.0%............................. $    7,317,589
                                                               ===============

---------------------------------------------------
         *    Non-income producing security.
    SP ADR    Sponsored American Depository Receipt

Page 40            See Notes to Financial Statements.

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 99.8%

              AEROSPACE & DEFENSE - 9.6%
      8,762   United Technologies Corp........................ $      547,800
                                                               ---------------
              COMMUNICATIONS EQUIPMENT - 8.1%
     24,908   Corning, Inc.*..................................        466,029
                                                               ---------------
              CONSUMER FINANCE - 8.5%
      6,361   Capital One Financial Corp......................        488,652
                                                               ---------------
              ELECTRIC UTILITIES - 10.1%
      9,380   Exelon Corp.....................................        580,528
                                                               ---------------
              HEALTH CARE PROVIDERS & SERVICES - 8.1%
     11,985   Omnicare, Inc...................................        462,981
                                                               ---------------
              IT SERVICES - 10.3%
     12,005   Automatic Data Processing, Inc..................        591,246
                                                               ---------------
              MEDIA - 10.5%
     28,342   Regal Entertainment Group, Class A..............        604,251
                                                               ---------------
              METALS & MINING - 14.4%
      6,870   Phelps Dodge Corp...............................        822,476
                                                               ---------------
              PHARMACEUTICALS - 10.0%
      8,684   Johnson & Johnson...............................        573,318
                                                               ---------------
              SOFTWARE - 10.2%
     19,252   Intuit, Inc.*...................................        587,379
                                                               ---------------

              TOTAL COMMON STOCKS.............................      5,724,660
                                                               ---------------
              (Cost $5,164,011)


              TOTAL INVESTMENTS - 99.8%.......................      5,724,660
              (Cost $5,164,011)

              NET OTHER ASSETS & LIABILITIES - 0.2%...........          9,272
                                                               ---------------
              NET ASSETS - 100.0%............................. $    5,733,932
                                                               ===============

-----------------------------------------------------
         * Non-income producing security.

                       See Notes to Financial Statements.                Page 41

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 101.0%

              AEROSPACE & DEFENSE - 2.0%
     15,331   Ceradyne, Inc.*................................. $      866,202
                                                               ---------------
              COMMUNICATIONS EQUIPMENT - 7.1%
    151,238   Motorola, Inc...................................      3,109,453
                                                               ---------------
              COMPUTERS & PERIPHERALS - 14.8%
     48,259   Apple, Inc.*....................................      4,094,294
     55,023   SanDisk Corp.*..................................      2,367,640
                                                               ---------------
                                                                    6,461,934
                                                               ---------------
              ELECTRICAL EQUIPMENT - 1.4%
     25,879   Lamson & Sessions (The) Company*................        627,825
                                                               ---------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
     44,811   Brightpoint, Inc.*..............................        602,708
                                                               ---------------
              ENERGY EQUIPMENT & SERVICES - 6.3%
     93,983   BJ Services Company.............................      2,755,582
                                                               ---------------
              HEALTH CARE PROVIDERS & SERVICES - 6.7%
     40,842   Express Scripts, Inc.*..........................      2,924,287
                                                               ---------------
              HEALTH CARE TECHNOLOGY - 4.2%
     40,307   Cerner Corp.*...................................      1,833,969
                                                               ---------------
              INDUSTRIAL CONGLOMERATES - 6.5%
     55,886   McDermott International, Inc.*..................      2,842,362
                                                               ---------------
              MACHINERY - 1.5%
     30,957   Columbus McKinnon Corp.*........................        650,716
                                                               ---------------
              OIL, GAS & CONSUMABLE FUELS - 23.3%
     64,563   Chesapeake Energy Corp..........................      1,875,555
     26,681   EOG Resources, Inc..............................      1,666,228
     38,885   Helix Energy Solutions Group, Inc.*.............      1,219,822
     50,122   Peabody Energy Corp.............................      2,025,430
     34,885   Southwestern Energy Company*....................      1,222,719
     46,499   XTO Energy, Inc.................................      2,187,778
                                                               ---------------
                                                                   10,197,532
                                                               ---------------
              PHARMACEUTICALS - 3.9%
     81,669   Biovail Corp....................................      1,728,116
                                                               ---------------
              SEMICONDUCTORS
                & SEMICONDUCTOR EQUIPMENT - 15.3%
    181,123   NVIDIA Corp.*...................................      6,703,362
                                                               ---------------
              SPECIALTY RETAIL - 5.3%
     35,906   Dress Barn (The), Inc.*.........................        837,687
     23,342   Guess? Inc.*....................................      1,480,583
                                                               ---------------
                                                                    2,318,270
                                                               ---------------
              TRADING COMPANIES & DISTRIBUTORS - 1.3%
     12,251   Watsco, Inc.....................................        577,757
                                                               ---------------

              TOTAL COMMON STOCKS............................. $   44,200,075
                                                               ---------------
              (Cost $43,110,153)

Page 42            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
                                                                     MARKET
                                                                      VALUE
                                                                  ------------

              TOTAL INVESTMENTS - 101.0%...................... $   44,200,075
              (Cost $43,110,153)

              NET OTHER ASSETS & LIABILITIES - (1.0%).........       (424,458)
                                                               ---------------
              NET ASSETS - 100.0%............................. $   43,775,617
                                                               ===============

---------------------------------------------------------
         * Non-income producing security.

                       See Notes to Financial Statements.                Page 43

FIRST TRUST ENERGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 99.2%

              ENERGY EQUIPMENT & SERVICES - 26.6%
      5,163   BJ Services Company............................. $      151,379
      3,194   GlobalSantaFe Corp..............................        187,743
      4,204   Grant Prideco, Inc.*............................        167,193
      5,445   Nabors Industries Ltd.*.........................        162,152
      2,752   National-Oilwell Varco Inc.*....................        168,367
      6,983   Patterson-UTI Energy, Inc.......................        162,215
      3,806   Weatherford International Ltd.*.................        159,053
                                                               ---------------
                                                                    1,158,102
                                                               ---------------
              OIL, GAS & CONSUMABLE FUELS - 72.6%
      2,471   Apache Corp.....................................        164,346
      2,372   BP PLC, SP ADR..................................        159,161
      2,515   Chevron Corp....................................        184,928
      2,717   ConocoPhillips..................................        195,488
      2,812   ENI SpA, SP ADR.................................        189,191
      2,427   Exxon Mobil Corp................................        185,981
      4,718   Helix Energy Solutions Group, Inc.*.............        148,004
      1,939   Marathon Oil Corp...............................        179,358
      3,441   Noble Energy, Inc...............................        168,850
      3,523   Occidental Petroleum Corp.......................        172,028
      4,001   Petro-Canada....................................        164,201
      1,521   PetroChina Company Ltd., ADR....................        214,127
      1,910   Petroleo Brasileiro S.A., ADR...................        196,711
      2,527   Royal Dutch Shell PLC, Class A, ADR.............        178,886
      2,498   Total SA, SP ADR................................        179,656
      3,400   Unit Corp.*.....................................        164,730
      2,919   Valero Energy Corp..............................        149,336
      3,628   XTO Energy, Inc.................................        170,698
                                                               ---------------
                                                                    3,165,680
                                                               ---------------

              TOTAL COMMON STOCKS.............................      4,323,782
                                                               ---------------
              (Cost $2,971,161)


              TOTAL INVESTMENTS - 99.2%.......................      4,323,782
              (Cost $2,971,161)

              NET OTHER ASSETS & LIABILITIES - 0.8%...........         36,255
                                                               ---------------
              NET ASSETS - 100.0%............................. $    4,360,037
                                                               ===============

-----------------------------------------------------------
         *    Non-income producing security.
       ADR    American Depository Receipt
    SP ADR    Sponsored American Depository Receipt

Page 44            See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 98.9%

              CAPITAL MARKETS - 29.4%
      1,088   Affiliated Managers Group, Inc.*................ $      114,381
        746   Bear Stearns Companies, (The) Inc...............        121,434
      4,553   E*TRADE Financial Corp.*........................        102,078
        567   Goldman Sachs Group (The), Inc..................        113,032
      1,121   Legg Mason, Inc.................................        106,551
      1,462   Lehman Brothers Holdings, Inc...................        114,211
      1,354   Merrill Lynch & Company, Inc....................        126,057
      1,515   Morgan Stanley..................................        123,367
      2,276   T. Rowe Price Group, Inc........................         99,621
                                                               ---------------
                                                                    1,020,732
                                                               ---------------
              COMMERCIAL BANKS - 16.5%
      1,241   HSBC Holdings PLC, SP ADR.......................        113,738
      1,921   Toronto Dominion Bank (The).....................        115,010
      3,279   U.S. Bancorp....................................        118,667
      3,010   Wells Fargo & Company...........................        107,036
      1,431   Zions Bancorporation............................        117,972
                                                               ---------------
                                                                      572,423
                                                               ---------------
              CONSUMER FINANCE - 6.3%
      1,942   American Express Company........................        117,821
      1,305   Capital One Financial Corp......................        100,250
                                                               ---------------
                                                                      218,071
                                                               ---------------
              DIVERSIFIED FINANCIAL SERVICES - 13.4%
      2,033   Bank of America Corp............................        108,542
      2,312   Citigroup, Inc..................................        128,778
      2,587   ING Groep NV, SP ADR............................        114,268
      2,406   JPMorgan Chase & Company........................        116,210
                                                               ---------------
                                                                      467,798
                                                               ---------------
              INSURANCE - 26.6%
      2,407   AFLAC, Inc......................................        110,722
      1,736   Allstate (The) Corp.............................        113,031
      1,714   American International Group, Inc...............        122,825
      2,096   Chubb (The) Corp................................        110,899
      3,202   Genworth Financial Inc., Class A................        109,540
      1,319   Hartford Financial Services Group (The), Inc....        123,076
      3,511   Manulife Financial Corp.........................        118,637
      1,978   MetLife, Inc....................................        116,722
                                                               ---------------
                                                                      925,452
                                                               ---------------
              THRIFTS & MORTGAGE FINANCE - 6.7%
      2,929   Countrywide Financial Corp......................        124,336
      2,433   IndyMac Bancorp, Inc............................        109,874
                                                               ---------------
                                                                      234,210
                                                               ---------------

              TOTAL COMMON STOCKS.............................      3,438,686
                                                               ---------------
              (Cost $2,442,729)

                    See Notes to Financial Statements.                   Page 45

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
                                                                   MARKET
                                                                    VALUE
                                                                ------------

              TOTAL INVESTMENTS - 98.9%....................... $    3,438,686
              (Cost $2,442,729)

              NET OTHER ASSETS & LIABILITIES - 1.1%...........         37,126
                                                               ---------------
              NET ASSETS - 100.0%............................. $    3,475,812
                                                               ===============

----------------------------------------------------
         *    Non-income producing security.
    SP ADR    Sponsored American Depository Receipt

Page 46            See Notes to Financial Statements.

FIRST TRUST PHARMACEUTICAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 98.0%

              BIOTECHNOLOGY - 15.2%
      1,639   Amgen, Inc.*.................................... $      111,960
      2,258   Biogen Idec, Inc.*..............................        111,071
      1,554   Cephalon, Inc.*.................................        109,417
      1,690   Genzyme Corp.*..................................        104,070
                                                               ---------------
                                                                      436,518
                                                               ---------------
              CHEMICALS - 4.2%
      2,238   Bayer AG, SP ADR................................        119,420
                                                               ---------------
              PHARMACEUTICALS - 78.6%
      2,451   Abbott Laboratories.............................        119,388
        997   Allergan, Inc...................................        119,381
      1,787   AstraZeneca PLC, SP ADR.........................         95,694
      2,142   Barr Pharmaceuticals, Inc.*.....................        107,357
      5,967   Biovail Corp....................................        126,262
      3,242   Endo Pharmaceuticals Holdings, Inc.*............         89,414
      2,313   Forest Laboratories, Inc.*......................        117,038
      1,750   Gilead Sciences, Inc.*..........................        113,627
      1,916   GlaxoSmithKline PLC, ADR........................        101,088
      1,709   Johnson & Johnson...............................        112,828
      1,934   Lilly (Eli) & Company...........................        100,761
      2,710   Merck & Company, Inc............................        118,156
      1,983   Novartis AG, ADR................................        113,904
      1,556   Novo Nordisk A/S, SP ADR........................        130,128
      4,405   Pfizer, Inc.....................................        114,090
      2,395   Sanofi-Aventis, SP ADR..........................        110,577
      5,218   Schering-Plough Corp............................        123,354
      1,992   Shire PLC, ADR..................................        123,026
      3,384   Teva Pharmaceutical Industries Ltd., SP ADR.....        105,175
      2,257   Wyeth...........................................        114,926
                                                               ---------------
                                                                    2,256,174
                                                               ---------------

              TOTAL COMMON STOCKS.............................      2,812,112
                                                               ---------------
              (Cost $2,410,406)


              TOTAL INVESTMENTS - 98.0%.......................      2,812,112
              (Cost $2,410,406)

              NET OTHER ASSETS & LIABILITIES - 2.0%...........         56,794
                                                               ---------------
              NET ASSETS - 100.0%............................. $    2,868,906
                                                               ===============

------------------------------------------------------------
         *    Non-income producing security.
       ADR    American Depository Receipt
    SP ADR    Sponsored American Depository Receipt

                     See Notes to Financial Statements.                  Page 47

FIRST TRUST TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                    MARKET
   SHARES                                                            VALUE
------------                                                     ------------

 COMMON STOCKS - 93.9%

              COMMUNICATIONS EQUIPMENT - 14.9%
      1,657   Cisco Systems, Inc.*............................ $       45,286
      1,621   Corning, Inc.*..................................         30,329
      1,771   Motorola, Inc...................................         36,412
      1,935   Nokia Corp., SP ADR.............................         39,319
      1,078   QUALCOMM, Inc...................................         40,738
                                                               ---------------
                                                                      192,084
                                                               ---------------
              COMPUTERS & PERIPHERALS - 22.7%
        485   Apple, Inc.*....................................         41,147
      1,603   Dell, Inc.*.....................................         40,219
      1,137   Hewlett-Packard Company.........................         46,833
      1,520   Logitech International S.A.*....................         43,457
      1,111   Network Appliance, Inc.*........................         43,640
        719   SanDisk Corp.*..................................         30,939
      1,732   Seagate Technology..............................         45,898
                                                               ---------------
                                                                      292,133
                                                               ---------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
        668   Amphenol Corp., Class A.........................         41,469
                                                               ---------------
              INTERNET SOFTWARE & SERVICES - 6.0%
         93   Google Inc., Class A*...........................         42,824
      1,338   Yahoo! Inc.*....................................         34,173
                                                               ---------------
                                                                       76,997
                                                               ---------------
              IT SERVICES - 6.9%
        864   Fiserv, Inc.*...................................         45,291
        801   Infosys Technologies Ltd., SP ADR...............         43,702
                                                               ---------------
                                                                       88,993
                                                               ---------------
              SEMICONDUCTORS
                & SEMICONDUCTOR EQUIPMENT - 22.0%
      2,408   Applied Materials, Inc..........................         44,427
      1,293   Broadcom Corp., Class A*........................         41,777
      2,063   Intel Corp......................................         41,776
      1,968   Marvell Technology Group Ltd.*..................         37,766
      1,221   Maxim Integrated Products, Inc..................         37,387
      1,166   NVIDIA Corp.*...................................         43,154
      1,294   Texas Instruments, Inc..........................         37,267
                                                               ---------------
                                                                      283,554
                                                               ---------------
              SOFTWARE - 18.2%
        991   Adobe Systems, Inc.*............................         40,750
      1,128   Citrix Systems, Inc.*...........................         30,512
      1,382   Microsoft Corp..................................         41,266
      2,355   Oracle Corp.*...................................         40,365
        746   SAP AG, SP ADR..................................         39,613
      2,023   Symantec Corp.*.................................         42,180
                                                               ---------------
                                                                      234,686
                                                               ---------------

              TOTAL COMMON STOCKS.............................      1,209,916
                                                               ---------------
              (Cost $1,041,054)



Page 48            See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
                                                                    MARKET
                                                                     VALUE
                                                                 ------------

              TOTAL INVESTMENTS - 93.9%....................... $    1,209,916
              (Cost $1,041,054)

              NET OTHER ASSETS & LIABILITIES - 6.1%...........         78,301
                                                               ---------------
              NET ASSETS - 100.0%............................. $    1,288,217
                                                               ===============

----------------------------------------------------------
         *    Non-income producing security.
    SP ADR    Sponsored American Depository Receipt

                       See Notes to Financial Statements.                Page 49

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006


                                                                                                THE DOWSM        GLOBAL
                                                                    TARGET       THE DOWSM        TARGET        DIVIDEND
                                                                  MANAGED VIP      DART 10       DIVIDEND       TARGET 15
                                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                -------------   ------------  -------------   -------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a):.......................  $199,193,409    $27,505,238   $ 99,915,203    $126,951,907
                                                                -------------   ------------  -------------   -------------
Cash..........................................................       487,858        493,613             --       1,407,300
Prepaid expenses..............................................         9,873          1,376          4,856           4,935
Other assets..................................................            --             --             --           2,185
Receivables:
   Dividends..................................................       204,966         31,719        327,771         710,968
   Dividend Reclaim...........................................        14,475             --             --              --
   Interest...................................................         4,810            435          4,656           9,117
   Investment securities sold.................................            --             --      8,042,649         446,975
   Membership Interests purchased.............................     4,326,975             --        222,955              --
   From investment advisor....................................            --             --             --              --
                                                                -------------   ------------  -------------   -------------
     Total Assets.............................................   204,242,366     28,032,381    108,518,090     129,533,387
                                                                -------------   ------------  -------------   -------------
LIABILITIES:
Due to custodian..............................................            --             --      7,425,732              --
Payables:
   Membership Interests redeemed..............................            --         11,781             --         451,468
   Investment advisory fees...................................       102,978         18,219         52,080          90,761
   Administrative fees........................................         4,462            657          2,257           2,735
   12b-1 service fees.........................................        42,908          6,321         21,700          26,299
   Audit fees.................................................        11,667         11,667         11,667          11,667
   Legal fees.................................................        28,296            417          7,382           5,566
   Membership Interest servicing fees.........................       154,125         23,807         77,076          87,509
   Custodian fees.............................................        16,417            145          5,204          10,815
   Printing fees..............................................         3,300          3,300          3,300           3,300
   Accrued expenses...........................................        10,370          1,514          5,454           6,897
                                                                -------------   ------------  -------------   -------------
     Total Liabilities........................................       374,523         77,828      7,611,852         697,017
                                                                -------------   ------------  -------------   -------------
NET ASSETS....................................................  $203,867,843    $27,954,553   $100,906,238    $128,836,370
                                                                =============   ============  =============   =============
(a) Investments, at cost......................................  $179,662,848    $25,357,166   $ 91,203,284    $106,176,379
                                                                =============   ============  =============   =============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated
   net investment loss) ......................................  $  1,552,445    $   819,851   $  2,212,633    $  3,486,601
Accumulated net realized gain/(loss) on investments sold
   and foreign currency transactions: ........................    24,642,600      1,067,935     (1,057,622)      5,663,112
Net unrealized appreciation/depreciation of investments
   and foreign currency transactions .........................    19,530,561      2,148,072      8,711,919      20,778,926
Paid-in capital...............................................   158,142,237     23,918,695     91,039,308      98,907,731
                                                                -------------   ------------  -------------   -------------
     Total Net Assets.........................................  $203,867,843    $27,954,553   $100,906,238    $128,836,370
                                                                =============   ============  =============   =============
NET ASSET VALUE, offering price and redemption price
   of Membership Interests outstanding (Net Assets / Membership
   Interests Outstanding)....................................   $      11.72    $     10.56   $      11.66    $      21.14
                                                                =============   ============  =============   =============
Number of Membership Interests outstanding....................    17,397,424      2,646,778      8,655,392       6,093,923
                                                                =============   ============  =============   =============



                                                                                                   FIRST TRUST
                                                                     S&P(R)        NASDAQ(R)       10 UNCOMMON     VALUE LINE(R)
                                                                   TARGET 24       TARGET 15          VALUES        TARGET 25
                                                                   PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                                -------------    -------------     ------------   -------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a):.......................  $ 15,941,097     $  7,237,638      $ 5,724,660    $ 44,200,075
                                                                -------------    -------------     ------------   -------------
Cash..........................................................       136,995          121,671               --          84,816
Prepaid expenses..............................................           801              367              321           2,360
Other assets..................................................            --               --               --              --
Receivables:
   Dividends..................................................        14,670            1,851            2,797          20,320
   Dividend Reclaim...........................................            --               --               --              --
   Interest...................................................           635              427              195           3,712
   Investment securities sold.................................            --               --           75,028              --
   Membership Interests purchased.............................        10,883               --               --              --
   From investment advisor....................................            --              449            1,349              --
                                                                -------------    -------------     ------------   -------------
     Total Assets.............................................    16,105,081        7,362,403        5,804,350      44,311,283
                                                                -------------    -------------     ------------   -------------
LIABILITIES:
Due to custodian..............................................            --               --           39,976              --
Payables:
   Membership Interests redeemed..............................            --           17,071            6,609         437,700
   Investment advisory fees...................................         5,449               --               --          23,175
   Administrative fees........................................           363              165              130           1,004
   12b-1 service fees.........................................         3,493            1,584            1,251           9,656
   Audit fees.................................................        11,667           11,667           11,667          11,667
   Legal fees.................................................         5,079            2,067            1,124           7,474
   Membership Interest servicing fees.........................        12,560            5,755            4,673          34,946
   Custodian fees.............................................         3,810            1,737            1,263           3,054
   Printing fees..............................................         3,300            3,300            3,300           3,300
   Accrued expenses...........................................         2,700            1,468              425           3,690
                                                                -------------    -------------     ------------   -------------
     Total Liabilities........................................        48,421           44,814           70,418         535,666
                                                                -------------    -------------     ------------   -------------
NET ASSETS....................................................  $ 16,056,660     $  7,317,589      $ 5,733,932    $ 43,775,617
                                                                =============    =============     ============   =============
(a) Investments, at cost......................................  $ 15,257,228     $  6,399,560      $ 5,164,011    $ 43,110,153
                                                                =============    =============     ============   =============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated
   net investment loss) ......................................  $    (67,307)    $   (388,582)     $  (312,219)   $   (767,384)
Accumulated net realized gain/(loss) on investments sold
   and foreign currency transactions: ........................     1,164,142       (2,156,649)     (16,235,699)     10,162,266
Net unrealized appreciation/depreciation of investments
   and foreign currency transactions .........................       683,869          838,078          560,649       1,089,922
Paid-in capital...............................................    14,275,956        9,024,742       21,721,201      33,290,813
                                                                -------------    -------------     ------------   -------------
     Total Net Assets.........................................  $ 16,056,660     $  7,317,589      $ 5,733,932    $ 43,775,617
                                                                =============    =============     ============   =============
NET ASSET VALUE, offering price and redemption price
   of Membership Interests outstanding (Net Assets / Membership
   Interests Outstanding)....................................   $       9.28     $      10.17      $      5.44    $       5.00
                                                                =============    =============     ============   =============
Number of Membership Interests outstanding....................     1,730,212          719,415        1,053,662       8,752,062
                                                                =============    =============     ============   =============




                                                                                FIRST TRUST
                                                                FIRST TRUST       FINANCIAL       FIRST TRUST     FIRST TRUST
                                                                  ENERGY          SERVICES       PHARMACEUTICAL   TECHNOLOGY
                                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                                -----------     -------------     ------------   ------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a):.......................  $4,323,782      $  3,438,686      $ 2,812,112    $ 1,209,916
                                                                -----------     -------------     ------------   ------------
Cash..........................................................      51,331            57,746           69,898         93,936
Prepaid expenses..............................................         223               180              152             71
Other assets..................................................          --                --               --             --
Receivables:
   Dividends..................................................       5,402             4,656            1,893            329
   Dividend Reclaim...........................................          --                --            1,055             --
   Interest...................................................         217               328              284            395
   Investment securities sold.................................       6,720                --               --             --
   Membership Interests purchased.............................          --                --              267             --
   From investment advisor....................................          --             1,008            1,290          1,985
                                                                -----------     -------------     ------------   ------------
     Total Assets.............................................   4,387,675         3,502,604        2,886,951      1,306,632
                                                                -----------     -------------     ------------   ------------
LIABILITIES:
Due to custodian..............................................          --                --               --             --
Payables:
   Membership Interests redeemed..............................       6,516             7,039               --            653
   Investment advisory fees...................................         206                --               --             --
   Administrative fees........................................          99                77              64              29
   12b-1 service fees.........................................          --                --               --             --
   Audit fees.................................................      11,667            11,667           11,667         11,667
   Legal fees.................................................         612               505              179            384
   Membership Interest servicing fees.........................       3,663             2,931            2,435          1,128
   Custodian fees.............................................       1,253               753              171          1,123
   Printing fees..............................................       3,300             3,300            3,300          3,300
   Accrued expenses...........................................         322               520              229            131
                                                                -----------     -------------     ------------   ------------
     Total Liabilities........................................      27,638            26,792           18,045         18,415
                                                                -----------     -------------     ------------   ------------
NET ASSETS....................................................  $4,360,037      $  3,475,812      $ 2,868,906    $ 1,288,217
                                                                ===========     =============     ============   ============
(a) Investments, at cost......................................  $2,971,161      $  2,442,729      $ 2,410,406    $ 1,041,054
                                                                ===========     =============     ============   ============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated
   net investment loss) ......................................  $  (12,822)     $     95,428      $   (34,146)   $  (114,162)
Accumulated net realized gain/(loss) on investments sold
   and foreign currency transactions: ........................   2,140,789           824,480         (570,180)    (1,398,532)
Net unrealized appreciation/depreciation of investments
   and foreign currency transactions .........................   1,352,621           995,957          401,706        168,862
Paid-in capital...............................................     879,449         1,559,947        3,071,526      2,632,049
                                                                -----------     -------------     ------------   ------------
     Total Net Assets.........................................  $4,360,037      $  3,475,812      $ 2,868,906    $ 1,288,217
                                                                ===========     =============     ============   ============
NET ASSET VALUE, offering price and redemption price
   of Membership Interests outstanding (Net Assets / Membership
   Interests Outstanding)....................................   $    31.50      $      19.40      $     12.42    $      5.44
                                                                =============   =============     ============   ============
Number of Membership Interests outstanding....................     138,411           179,185          230,934        236,769
                                                                =============   =============     ============   ============

Pages 50-51        See Notes to Financial Statements.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                THE DOWSM        GLOBAL
                                                                  TARGET         THE DOWSM       TARGET         DIVIDEND
                                                                MANAGED VIP        DART 10      DIVIDEND        TARGET 15
                                                                 PORTFOLIO        PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                ------------    ------------   ------------    -----------
INVESTMENT INCOME:
Dividends.....................................................  $  3,551,548    $    520,575   $  2,824,050    $ 3,302,776
Foreign withholding tax on dividend income....................       (33,113)             --             --        (19,935)
Interest......................................................        57,243          20,813         54,833         79,206
                                                                ------------    ------------   ------------    -----------
Total investment income.......................................     3,575,678         541,388      2,878,883      3,362,047
                                                                ------------    ------------   ------------    -----------
EXPENSES:
Investment advisory fees......................................     1,123,265         110,583        495,448        409,480
Administration fees...........................................        48,675           4,792         21,469         17,744
Fund accounting fees..........................................       102,966          10,137         45,416         37,536
12b-1 service fees............................................       468,027          46,076        206,437        170,617
Trustees' fees and expenses...................................        14,272           1,066          5,526          3,709
Audit fees....................................................        15,890          12,726         12,558         13,111
Legal fees....................................................        35,541             444         15,332          6,821
Custodian fees................................................        97,483          10,829         35,940         61,033
Membership Interest servicing fees............................       609,445          59,953        268,943        221,994
Printing fees.................................................         5,984           5,984          5,984          5,984
Other.........................................................        20,077           5,038          9,698         17,448
Expenses previously waived or reimbursed (Note 3).............        22,423           2,426         12,332         41,021
                                                                ------------    ------------   ------------    -----------
   Total expenses.............................................     2,564,048         270,054      1,135,083      1,006,498
   Fees waived or expenses reimbursed by the investment advisor           --              --             --             --
                                                                ------------    ------------   ------------    -----------
Net expenses..................................................     2,564,048         270,054      1,135,083      1,006,498
                                                                ------------    ------------   ------------    -----------
NET INVESTMENT INCOME/(LOSS)..................................     1,011,630         271,334      1,743,800      2,355,549
                                                                ------------    ------------   ------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Realized gain/(loss) on:
   Securities.................................................    12,074,762       1,496,845       (991,444)     2,826,567
   Foreign currency transactions..............................            --              --             --          6,994
Net change in unrealized appreciation/(depreciation) on:
   Securities.................................................     6,152,339       2,372,141     12,640,964     18,094,615
   Foreign currency translation of other assets and
      liabilities and foreign currencies .....................            --              --             --          3,551
                                                                ------------    ------------   ------------    -----------
Net realized and unrealized gain/(loss).......................    18,227,101       3,868,986     11,649,520     20,931,727
                                                                ------------    ------------   ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 19,238,731    $  4,140,320   $ 13,393,320    $23,287,276
                                                                ============    ============   ============    ===========



                                                                                                FIRST TRUST
                                                                    S&P(R)        NASDAQ(R)     10 UNCOMMON   VALUE LINE(R)
                                                                  TARGET 24      TARGET 15        VALUES       TARGET 25
                                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                                 -----------    -----------     -----------   -----------
INVESTMENT INCOME:
Dividends.....................................................   $   167,929    $    21,688     $   158,889   $   244,752
Foreign withholding tax on dividend income....................            --             --              --        (1,468)
Interest......................................................         7,825          5,011           1,161        17,583
                                                                 -----------    -----------     -----------   -----------
Total investment income.......................................       175,754         26,699         160,050       260,867
                                                                 -----------    -----------     -----------   -----------
EXPENSES:
Investment advisory fees......................................        98,536         41,061          38,293       292,190
Administration fees...........................................         4,270          1,779           1,659        12,661
Fund accounting fees..........................................         9,032          3,764           3,510        26,784
12b-1 service fees............................................        41,056         17,109          15,956       121,746
Trustees' fees and expenses...................................         1,324            528             527         3,966
Audit fees....................................................        12,790         12,611          12,631        13,522
Legal fees....................................................         5,382          3,695           3,208         7,866
Custodian fees................................................        15,531         10,480           6,350        28,475
Membership Interest servicing fees............................        53,459         22,274          20,768       158,580
Printing fees.................................................         5,984          5,984           5,984         5,984
Other.........................................................         8,392          6,335           5,067         8,560
Expenses previously waived or reimbursed (Note 3).............            --             --               --        7,793
                                                                 -----------    -----------     -----------   -----------
   Total expenses.............................................       255,756        125,620         113,953       688,127
   Fees waived or expenses reimbursed by the investment advisor      (14,063)       (24,970)       (26,395)           --
                                                                 -----------    -----------     -----------   -----------
Net expenses..................................................       241,693        100,650          87,558       688,127
                                                                 -----------    -----------     -----------   -----------
NET INVESTMENT INCOME/(LOSS)..................................       (65,939)       (73,951)         72,492      (427,260)
                                                                 -----------    -----------     -----------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Realized gain/(loss) on:
   Securities.................................................       600,055        401,679        (305,030)    5,648,868
   Foreign currency transactions..............................            --             --              --            --
Net change in unrealized appreciation/(depreciation) on:
   Securities.................................................      (176,427)       226,687         487,348    (4,223,703)
   Foreign currency translation of other assets and
      liabilities and foreign currencies                                  --             --              --            --
                                                                 -----------    -----------     -----------   -----------
Net realized and unrealized gain/(loss).......................       423,628        628,366         182,318     1,425,165
                                                                 -----------    -----------     -----------   -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   357,689    $   554,415     $   254,810   $   997,905
                                                                 ===========    ===========     ===========   ===========




                                                                                    FIRST TRUST
                                                                   FIRST TRUST      FINANCIAL      FIRST TRUST     FIRST TRUST
                                                                      ENERGY         SERVICES     PHARMACEUTICAL    TECHNOLOGY
                                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                    -----------     -----------    -----------     -----------
INVESTMENT INCOME:
Dividends.....................................................      $    82,259     $    69,333    $    49,030     $     6,606
Foreign withholding tax on dividend income....................               --              --             --              --
Interest......................................................            3,603           2,396          2,485           3,889
                                                                    -----------     -----------    -----------     -----------
Total investment income.......................................           85,862          71,729         51,515          10,495
                                                                    -----------     -----------    -----------     -----------
EXPENSES:
Investment advisory fees......................................           28,448          21,187         17,590           8,204
Administration fees...........................................            1,233             918            762             355
Fund accounting fees..........................................            2,607           1,943          1,612             752
12b-1 service fees............................................               --              --             --              --
Trustees' fees and expenses...................................              376             279            233             114
Audit fees....................................................           12,591          12,562         12,552          12,523
Legal fees....................................................              607             491            168             532
Custodian fees................................................            7,390           6,543          5,670           7,008
Membership Interest servicing fees............................           16,618          12,374         10,273           4,792
Printing fees.................................................            5,984           5,984          5,984           5,984
Other.........................................................            5,547           5,786          5,100           5,188
Expenses previously waived or reimbursed (Note 3).............               --              --             --              --
                                                                    -----------     -----------    -----------     -----------
   Total expenses.............................................           81,401          68,067         59,944          45,452
   Fees waived or expenses reimbursed by the investment advisor        (11,703)        (16,130)       (16,826)        (25,323)
                                                                    -----------     -----------    -----------     -----------
Net expenses..................................................           69,698          51,937         43,118          20,129
                                                                    -----------     -----------    -----------     -----------
NET INVESTMENT INCOME/(LOSS)..................................           16,164          19,792          8,397          (9,634)
                                                                    -----------     -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Realized gain/(loss) on:
   Securities.................................................        1,170,739         346,294        205,030         152,903
   Foreign currency transactions..............................               --              --             --              --
Net change in unrealized appreciation/(depreciation) on:
   Securities.................................................         (639,550)        181,851         20,975        (102,660)
   Foreign currency translation of other assets and
      liabilities and foreign currencies                                     --              --             --              --
                                                                    -----------     -----------    -----------     -----------
Net realized and unrealized gain/(loss).......................          531,189         528,145        226,005          50,243
                                                                    -----------     -----------    -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $   547,353     $   547,937    $   234,402     $   40,609
                                                                    ===========     ===========    ===========     ===========


Page 52-53         See Notes to Financial Statements.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                                 THE DOWSM        GLOBAL
                                                                   TARGET        THE DOWSM        TARGET        DIVIDEND
                                                                 MANAGED VIP       DART 10       DIVIDEND       TARGET 15
                                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                ------------    ------------   ------------   ------------
OPERATIONS:
Net investment income/(loss)..................................  $  1,011,630    $    271,334   $  1,743,800   $  2,355,549
Net realized gain/(loss) on investments and foreign
    currency transactions ....................................    12,074,762       1,496,845       (991,444)     2,833,561
Net change in unrealized appreciation/(depreciation) on
    securities and foreign currency transactions .............     6,152,339       2,372,141     12,640,964     18,098,166
                                                                ------------    ------------   ------------   ------------
Net increase/(decrease) in net assets resulting from operations   19,238,731       4,140,320     13,393,320     23,287,276
Net increase/(decrease) in net assets from Membership
    Interest transactions ....................................     1,736,753      12,203,112     29,074,615     68,758,271
                                                                ------------    ------------   ------------   ------------
Net increase/ (decrease) in net assets........................    20,975,484      16,343,432     42,467,935     92,045,547

NET ASSETS:
Beginning of year.............................................   182,892,359      11,611,121     58,438,303     36,790,823
                                                                ------------    ------------   ------------   ------------
End of year...................................................  $203,867,843    $ 27,954,553   $100,906,238   $128,836,370
                                                                ============    ============   ============   ============
Undistributed net investment income/(accumulated net
    investment loss) at end of year ..........................  $  1,552,445    $    819,851   $  2,212,633   $  3,486,601
                                                                ============    ============   ============   ============






                                                                                                   FIRST TRUST
                                                                      S&P(R)         NASDAQ(R)    10 UNCOMMON   VALUE LINE(R)
                                                                    TARGET 24       TARGET 15        VALUES       TARGET 25
                                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                                   ------------   ------------    ------------  ------------
OPERATIONS:
Net investment income/(loss)..................................     $    (65,939)  $    (73,951)   $     72,492  $   (427,260)
Net realized gain/(loss) on investments and foreign
    currency transactions ....................................          600,055        401,679        (305,030)    5,648,868
Net change in unrealized appreciation/(depreciation) on
    securities and foreign currency transactions .............         (176,427)       226,687         487,348    (4,223,703)
                                                                   ------------   ------------    ------------  ------------
Net increase/(decrease) in net assets resulting from operations         357,689        554,415         254,810       997,905
Net increase/(decrease) in net assets from Membership
    Interest transactions ....................................       (2,350,331)       211,629      (1,525,206)  (11,294,704)
                                                                   ------------   ------------    ------------  ------------
Net increase/ (decrease) in net assets........................       (1,992,642)       766,044      (1,270,396)  (10,296,799)

NET ASSETS:
Beginning of year.............................................       18,049,302      6,551,545       7,004,328    54,072,416
                                                                   ------------   ------------    ------------  ------------
End of year...................................................     $ 16,056,660   $  7,317,589    $  5,733,932  $ 43,775,617
                                                                   ============   ============    ============  ============
Undistributed net investment income/(accumulated net
    investment loss) at end of year ..........................     $    (67,307)  $   (388,582)   $   (312,219) $   (767,384)
                                                                   ============   ============    ============  ============




                                                                                    FIRST TRUST
                                                                    FIRST TRUST      FINANCIAL     FIRST TRUST     FIRST TRUST
                                                                       ENERGY         SERVICES    PHARMACEUTICAL    TECHNOLOGY
                                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                    ------------    ------------   ------------    ------------
OPERATIONS:
Net investment income/(loss)..................................      $     16,164    $     19,792   $      8,397    $     (9,634)
Net realized gain/(loss) on investments and foreign
    currency transactions ....................................         1,170,739         346,294        205,030         152,903
Net change in unrealized appreciation/(depreciation) on
    securities and foreign currency transactions .............          (639,550)        181,851         20,975        (102,660)
                                                                    ------------    ------------   ------------    ------------
Net increase/(decrease) in net assets resulting from operations          547,353         547,937        234,402         40,609
Net increase/(decrease) in net assets from Membership
    Interest transactions ....................................          (847,920)       (670,504)      (428,240)       (285,027)
                                                                    ------------    ------------   ------------    ------------
Net increase/ (decrease) in net assets........................          (300,567)       (122,567)      (193,838)       (244,418)

NET ASSETS:
Beginning of year.............................................         4,660,604       3,598,379      3,062,744       1,532,635
                                                                    ------------    ------------   ------------    ------------
End of year...................................................      $  4,360,037    $  3,475,812   $  2,868,906    $  1,288,217
                                                                    ============    ============   ============    ============
Undistributed net investment income/(accumulated net
    investment loss) at end of year ..........................      $    (12,822)   $     95,428   $    (34,146)   $   (114,162)
                                                                    ============    ============   ============    ============






FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                                 THE DOWSM        GLOBAL
                                                                   TARGET        THE DOWSM        TARGET        DIVIDEND
                                                                 MANAGED VIP       DART 10       DIVIDEND       TARGET 15
                                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                ------------    ------------   ------------   ------------
OPERATIONS:
Net investment income/(loss) ...............................    $    390,185    $    218,781   $    468,833   $    692,784
Net realized gain/(loss) on investments and foreign
   currency transactions ...................................       9,889,722         427,649        (66,178)     2,314,649
Net change in unrealized appreciation/(depreciation) on
   securities and foreign currency transactions ............         822,046        (951,160)    (3,929,045)       159,759
                                                                ------------    ------------   ------------   ------------
Net increase/(decrease) in net assets resulting from operations    11,101,953       (304,730)    (3,526,390)     3,167,192
Net increase/(decrease) in net assets from Membership
   Interest transactions ...................................      63,317,466        (832,824)    61,964,693     11,005,825
                                                                ------------    ------------   ------------   ------------
Net increase/(decrease) in net assets ......................      74,419,419      (1,137,554)    58,438,303     14,173,017

NET ASSETS:
Beginning of year ..........................................     108,472,940      12,748,675             --     22,617,806
                                                                ------------    ------------   ------------   ------------
End of year ................................................    $182,892,359    $ 11,611,121   $ 58,438,303   $ 36,790,823
                                                                ------------    ------------   ------------   ------------
Undistributed net investment income/(accumulated net
   investment loss) at end of year .........................    $    540,815    $    548,517   $    468,833   $  1,131,052
                                                                ============    ============   ============   ============



                                                                                                  FIRST TRUST
                                                                     S&P(R)         NASDAQ(R)    10 UNCOMMON   VALUE LINE(R)
                                                                   TARGET 24       TARGET 15        VALUES       TARGET 25
                                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                                  ------------   ------------    ------------  ------------
OPERATIONS:
Net investment income/(loss) ...............................      $     32,863   $    (49,508)   $    (13,117) $   (175,494)
Net realized gain/(loss) on investments and foreign
   currency transactions ...................................         1,055,197       (227,427)        806,435     4,669,240
Net change in unrealized appreciation/(depreciation) on
   securities and foreign currency transactions ............          (335,669)       357,556        (767,899)    2,213,621
                                                                  ------------   ------------    ------------  ------------
Net increase/(decrease) in net assets resulting from operations        752,391         80,621          25,419     6,707,367
Net increase/(decrease) in net assets from Membership
   Interest transactions ...................................         3,138,885       (557,084)     (2,823,957)   25,600,545
                                                                  ------------   ------------    ------------  ------------
Net increase/(decrease) in net assets ......................         3,891,276       (476,463)     (2,798,538)   32,307,912

NET ASSETS:
Beginning of year ..........................................        14,158,026      7,028,008       9,802,866    21,764,504
                                                                  ------------   ------------    ------------  ------------
End of year ................................................      $ 18,049,302   $  6,551,545    $  7,004,328  $ 54,072,416
                                                                  ------------   ------------    ------------  ------------
Undistributed net investment income/(accumulated net
   investment loss) at end of year .........................      $     (1,368)  $   (314,631)   $   (384,711) $   (340,124)
                                                                  ============   ============    ============  ============



                                                                                  FIRST TRUST
                                                                  FIRST TRUST      FINANCIAL     FIRST TRUST     FIRST TRUST
                                                                     ENERGY         SERVICES    PHARMACEUTICAL    TECHNOLOGY
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                  ------------    ------------   ------------    ------------
OPERATIONS:
Net investment income/(loss) ...............................      $    (13,928)   $     32,670   $      3,767    $    (15,095)
Net realized gain/(loss) on investments and foreign
   currency transactions ...................................           813,518         455,004         65,840         110,047
Net change in unrealized appreciation/(depreciation) on
   securities and foreign currency transactions ............           837,890        (243,161)       262,261         (20,082)
                                                                  ------------    ------------   ------------    ------------
Net increase/(decrease) in net assets resulting from operations      1,637,480         244,513        331,868          74,870
Net increase/(decrease) in net assets from Membership
   Interest transactions ...................................          (723,636)     (1,289,077)      (803,945)       (235,219)
                                                                  ------------    ------------   ------------    ------------
Net increase/(decrease) in net assets ......................           913,844      (1,044,564)      (472,077)       (160,349)

NET ASSETS:
Beginning of year ..........................................         3,746,760       4,642,943      3,534,821       1,692,984
                                                                  ------------    ------------   ------------    ------------
End of year ................................................      $  4,660,604    $  3,598,379   $  3,062,744    $  1,532,635
                                                                  ------------    ------------   ------------    ------------
Undistributed net investment income/(accumulated net
   investment loss) at end of year .........................      $    (28,986)   $     75,636   $    (42,543)   $   (104,528)
                                                                  ============    ============   ============    ============

----------------------------------
* The Fund commenced operations on May 2, 2005.



Page 54-55          See Notes to Financial Statements.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2006



                                                                                                  GLOBAL
                                                 TARGET         THE DOWSM        THE DOWSM       DIVIDEND          S&P(R)
                                               MANAGED VIP       DART 10      TARGET DIVIDEND    TARGET 15       TARGET 24
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             --------------   -------------    -------------   -------------   -------------
AMOUNT:
Sold......................................   $   57,979,776   $  25,748,489    $  71,866,833   $  82,240,730   $   5,588,648
Redeemed..................................      (56,243,023)    (13,545,377)     (42,792,218)    (13,482,459)     (7,938,979)
                                             --------------   -------------    -------------   -------------   -------------
Net increase/(decrease)...................   $    1,736,753   $  12,203,112    $  29,074,615   $  68,758,271   $  (2,350,331)
                                             ==============   =============    =============   =============   =============

MEMBERSHIP INTEREST:
Sold......................................        5,322,595       2,633,412        6,615,423       4,474,962         615,057
Redeemed..................................       (5,325,032)     (1,367,662)      (3,879,344)       (790,977)       (885,077)
                                             --------------   -------------    -------------   -------------   -------------
Net increase/(decrease)...................           (2,437)      1,265,750        2,736,079       3,683,985        (270,020)
                                             ==============   =============    =============   =============   =============



                                                             FIRST TRUST                                      FIRST TRUST
                                               NASDAQ(R)     10 UNCOMMON     VALUE LINE(R)    FIRST TRUST      FINANCIAL
                                              TARGET 15        VALUES          TARGET 25        ENERGY          SERVICES
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                             ------------   ------------    -------------    -------------    -------------
AMOUNT:
Sold......................................   $  2,758,286   $    649,604    $  14,735,448    $     793,278    $     184,809
Redeemed..................................     (2,546,657)    (2,174,810)     (26,030,152)      (1,641,198)        (855,313)
                                             ------------   ------------    -------------    -------------    -------------
Net increase/(decrease)...................   $    211,629   $ (1,525,206)   $ (11,294,704)   $    (847,920)   $    (670,504)
                                             ============   ============    =============    =============    =============

MEMBERSHIP INTEREST:
Sold......................................        278,599        120,859        2,947,802           26,361           10,429
Redeemed..................................       (260,692)      (405,925)      (5,316,022)         (54,654)         (48,023)
                                             ------------   ------------    -------------    -------------    -------------
Net increase/(decrease)...................         17,907       (285,066)      (2,368,220)         (28,293)         (37,594)
                                             ============   ============    =============    =============    =============


                                              FIRST TRUST       FIRST TRUST
                                             PHARMACEUTICAL      TECHNOLOGY
                                              PORTFOLIO          PORTFOLIO
                                             -------------      ------------
AMOUNT:
Sold......................................   $     188,117      $     84,029
Redeemed..................................        (616,357)         (369,056)
                                             -------------      ------------
Net increase/(decrease)...................   $    (428,240)     $   (285,027)
                                             =============      ============

MEMBERSHIP INTEREST:
Sold......................................          16,075            16,179
Redeemed..................................         (52,791)          (69,067)
                                             -------------      ------------
Net increase/(decrease)...................         (36,716)          (52,888)
                                             =============      ============








FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                  GLOBAL
                                                 TARGET          THE DOWSM       THE DOWSM       DIVIDEND          S&P(R)
                                              MANAGED VIP        DART 10      TARGET DIVIDEND    TARGET 15       TARGET 24
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO*      PORTFOLIO       PORTFOLIO
                                             --------------   -------------    -------------   -------------   -------------
AMOUNT:
Sold ...................................     $   96,233,498   $  13,204,502    $  70,071,643   $  27,104,620   $  11,209,843
Redeemed ...............................        (32,916,032)    (14,037,326)      (8,106,950)    (16,098,795)     (8,070,958)
                                             --------------   -------------    -------------   -------------   -------------
Net increase/(decrease) ................     $   63,317,466   $    (832,824)   $  61,964,693   $  11,005,825   $   3,138,885
                                             ==============   =============    =============   =============   =============

MEMBERSHIP INTEREST:
Sold ...................................          9,734,749       1,560,654        6,712,686       1,909,893       1,309,487
Redeemed ...............................         (3,407,125)     (1,647,332)        (793,373)     (1,132,273)       (943,451)
                                             --------------   -------------    -------------   -------------   -------------
Net increase/(decrease) ................          6,327,624         (86,678)       5,919,313         777,620         366,036
                                             ==============   =============    =============   =============   =============


                                                               FIRST TRUST                                      FIRST TRUST
                                               NASDAQ(R)       10 UNCOMMON     VALUE LINE(R)    FIRST TRUST     FINANCIAL
                                               TARGET 15         VALUES          TARGET 25       ENERGY         SERVICES
                                              PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            -------------    -------------    -------------   -------------   -------------
AMOUNT:
Sold ...................................    $   3,372,455    $     645,194    $  40,909,801   $     896,523   $     191,688
Redeemed ...............................       (3,929,539)      (3,469,151)     (15,309,256)     (1,620,159)     (1,480,765)
                                            -------------    -------------    -------------   -------------   -------------
Net increase/(decrease) ................    $    (557,084)   $  (2,823,957)   $  25,600,545   $    (723,636)  $  (1,289,077)
                                            =============    =============    =============   =============   =============

MEMBERSHIP INTEREST:
Sold ...................................          381,927          124,442        9,116,208          38,196          12,504
Redeemed ...............................         (457,434)        (671,962)      (3,356,585)        (71,291)        (98,094)
                                            -------------    -------------    -------------   -------------   -------------
Net increase/(decrease) ................          (75,507)        (547,520)       5,759,623         (33,095)        (85,590)
                                            =============    =============    =============   =============   =============

                                              FIRST TRUST    FIRST TRUST
                                            PHARMACEUTICAL   TECHNOLOGY
                                               PORTFOLIO      PORTFOLIO
                                            -------------   -------------
AMOUNT:
Sold ...................................    $     203,054   $      42,102
Redeemed ...............................       (1,006,999)       (277,321)
                                            -------------   -------------
Net increase/(decrease) ................    $    (803,945)  $    (235,219)
                                            =============   =============

MEMBERSHIP INTEREST:
Sold ...................................           19,046           8,455
Redeemed ...............................          (95,380)        (55,668)
                                            -------------   -------------
Net increase/(decrease) ................          (76,334)        (47,213)
                                            =============   =============

-------------------------------
* The Fund commenced operations on May 2, 2005.





Page 56-57              See Notes to Financial Statements.

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03      12/31/02 (A)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $    10.51      $     9.80     $     8.73     $     6.47     $     8.19
                                           -----------     -----------    -----------    -----------    -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................         0.06            0.03           0.01++         0.02           0.00++#
 Net realized and unrealized gain/(loss)         1.15            0.68           1.06           2.24          (1.72)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         1.21            0.71           1.07           2.26          (1.72)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    11.72      $    10.51     $     9.80     $     8.73     $     6.47
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................        11.51%           7.24%         12.26%         34.93%        (21.00)%
                                           ===========     ===========    ===========    ===========    ===========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $  203,868      $  182,892     $  108,473     $   20,488     $   12,056
 Ratio of operating expenses to average
    net assets .........................         1.37%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income to average
    net assets .........................         0.54%           0.26%          0.14%          0.41%          0.06%
 Portfolio turnover rate................           94%             76%            43%            72%            79%
 Ratio of operating expenses to average
    net assets without fee waivers and
    expenses reimbursed ................         1.37%           1.48%          2.07%          1.69%          2.73%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
#    Amount represents less than $0.01 per Membership Interest.
(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the DowSM Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.


Page 58            See Notes to Financial Statements.

THE DOWSM DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $     8.41      $     8.69     $     8.37     $     6.98     $     8.54
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................         0.14++          0.14++         0.15++         0.22           0.12++
 Net realized and unrealized gain/(loss)         2.01           (0.42)          0.17           1.17          (1.68)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         2.15           (0.28)          0.32           1.39          (1.56)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    10.56      $     8.41     $     8.69     $     8.37     $     6.98
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................        25.56%          (3.22)%         3.82%         19.91%        (18.27)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $   27,955      $   11,611     $   12,749     $    4,268     $    4,219
 Ratio of operating expenses to average
   net assets...........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income to average
   net assets ..........................         1.47%           1.66%          1.84%          2.37%          1.52%
 Portfolio turnover rate................           82%            145%            57%            78%            76%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .................         1.47%           1.59%          2.33%          3.27%          3.13%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 59

THE DOWSM TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                       YEAR           PERIOD
                                                       ENDED           ENDED
                                                     12/31/06        12/31/05*
                                                    -----------    -----------
 Net asset value, beginning of period........       $     9.87     $    10.00
                                                    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.......................             0.23++         0.12++
 Net realized and unrealized gain/(loss) on
   investments ..............................             1.56          (0.25)
                                                    -----------    -----------
 Total from investment operations............             1.79          (0.13)
                                                    -----------    -----------
 Net asset value, end of period..............       $    11.66     $     9.87
                                                    ===========    ===========
 TOTAL RETURN+...............................            18.14%         (1.30)%
                                                    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)........       $  100,906     $   58,438
 Ratio of operating expenses to average
   net assets ...............................             1.37%          1.47%**
 Ratio of net investment income to average
   net assets ...............................             2.11%          2.00%**
 Portfolio turnover rate.....................               78%            18%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ......................             1.37%          1.52%**

--------------------------------------------------
*    The Fund commenced operations on May 2, 2005.
**   Annualized.
+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.



Page 60            See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06      12/31/05(a)      12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $    15.27      $    13.86     $    11.05     $     8.24     $     9.66
                                           -----------     -----------    -----------    -----------    -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................         0.63++          0.35++         0.27++         0.33           0.25++
 Net realized and unrealized gain/(loss)         5.24            1.06           2.54           2.48          (1.67)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         5.87            1.41           2.81           2.81          (1.42)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    21.14      $    15.27     $    13.86     $    11.05     $     8.24
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................        38.44%          10.17%         25.43%         34.10%        (14.70)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $  128,836      $   36,791     $   22,618     $    3,050     $    2,341
 Ratio of operating expenses to average
   net assets ..........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income to average
   net assets ..........................         3.45%           2.49%          2.18%          3.36%          2.73%
 Portfolio turnover rate................           33%             70%            49%            66%            57%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .................         1.47%           1.61%          2.67%          4.51%          4.50%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
(a) Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.



                   See Notes to Financial Statements.                    Page 61

S&P(R) TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03     12/31/02 (a)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $     9.02      $     8.66     $     7.62     $     6.14     $     7.19
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)...........        (0.04)           0.02          (0.03)          0.03          (0.01)
 Net realized and unrealized gain/(loss)         0.30            0.34           1.07           1.45          (1.04)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         0.26            0.36           1.04           1.48          (1.05)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $     9.28      $     9.02     $     8.66     $     7.62     $     6.14
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................         2.88%           4.16%         13.65%         24.10%        (14.60)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $   16,057      $   18,049     $   14,158     $    5,554     $    4,767
 Ratio of operating expenses to average
   net assets ..........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income/(loss)
   to average net assets ...............        (0.40)%          0.20%         (0.51)%         0.46%         (0.10)%
 Portfolio turnover rate................           106%           113%            104%           84%           200%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .................         1.56%           1.58%          2.37%          2.89%          2.96%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the S&P Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

Page 62            See Notes to Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $     9.34      $     9.04     $     9.29     $     6.83     $     9.25
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss....................        (0.11)++        (0.07)++       (0.10)++       (0.14)         (0.08)
 Net realized and unrealized gain/(loss)         0.94            0.37          (0.15)          2.60          (2.34)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         0.83            0.30          (0.25)          2.46          (2.42)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    10.17      $     9.34     $     9.04     $     9.29     $     6.83
                                           -----------     -----------    -----------    -----------    -----------
 TOTAL RETURN+..........................         8.89%           3.32%         (2.69)%        36.02%        (26.16)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $    7,318      $    6,552     $    7,028     $    5,073     $    4,105
 Ratio of operating expenses to average
   net assets ..........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment loss to average
   net assets ..........................        (1.08)%         (0.80)%        (1.20)%        (1.34)%        (1.25)%
 Portfolio turnover rate................           92%            175%           117%            83%            98%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .................         1.84%           1.83%          2.52%          2.96%          3.03%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 63

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $     5.23      $     5.20     $     4.67     $     3.41     $     5.40
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)...........         0.06           (0.01)++       (0.02)         (0.01)         (0.03)++
 Net realized and unrealized gain/(loss)         0.15            0.04           0.55           1.27          (1.96)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         0.21            0.03           0.53           1.26          (1.99)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $     5.44      $     5.23     $     5.20     $     4.67     $     3.41
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................         4.02%           0.58%         11.35%         36.95%        (36.85)%
                                           ===========     ===========    ===========    ===========    ===========


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $    5,734      $    7,004     $    9,803     $    9,487     $    6,752
 Ratio of operating expenses to average
    net assets .........................         1.37%           1.37%          1.37%          1.37%          1.37%
 Ratio of net investment income/(loss)
    to average net assets ..............         1.14%          (0.16)%        (0.11)%        (0.29)%        (0.78)%
 Portfolio turnover rate................           87%             92%           123%           117%           106%
 Ratio of operating expenses to average
    net assets without fee waivers and
    expenses reimbursed ................         1.79%           1.69%          1.61%          2.36%          2.29%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.

Page 64            See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03      12/31/02 (a)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $     4.86      $     4.06     $     3.34     $     2.37     $     4.15
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss....................        (0.04)          (0.02)++       (0.04)++       (0.02)         (0.03)++
 Net realized and unrealized gain/(loss)         0.18            0.82           0.76           0.99          (1.75)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         0.14            0.80           0.72           0.97          (1.78)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $     5.00      $     4.86     $     4.06     $     3.34     $     2.37
                                           -----------     -----------    -----------    -----------    -----------
 TOTAL RETURN+..........................         2.88%          19.70%         21.56%         40.93%        (42.89)%
                                           ===========     ===========    ===========    ===========    ===========


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $   43,776      $   54,072     $   21,765     $    4,936     $    2,976
 Ratio of operating expenses to average
   net assets ..........................         1.41%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment loss to average
   net assets ..........................        (0.88)%         (0.45)%        (1.13)%        (0.92)%        (1.22)%
 Portfolio turnover rate................          124%             97%            87%            74%            49%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .................         1.41%           1.49%          2.28%          3.36%          6.72%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

                       See Notes to Financial Statements.                Page 65

FIRST TRUST ENERGY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $    27.96      $    18.75     $    14.20     $    10.78     $    11.29
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)...........         0.10++         (0.10)         (0.04)         (0.00)#        (0.02)++
 Net realized and unrealized gain/(loss)         3.44            9.31           4.59           3.42          (0.49)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         3.54            9.21           4.55           3.42          (0.51)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    31.50      $    27.96     $    18.75     $    14.20     $    10.78
                                           -----------     -----------    -----------    -----------    -----------
 TOTAL RETURN+..........................        12.66%          49.12%         32.04%         31.73%         (4.52)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $    4,360      $    4,661     $    3,747     $    2,839     $    2,387
 Ratio of operating expenses to average
   net assets ..........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income/(loss)
   to average net assets ...............         0.34%          (0.32)%        (0.21)%        (0.01)%        (0.16)%
 Portfolio turnover rate................           41%             27%            40%            32%            55%
 Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .................         1.72%           1.76%          2.88%          4.69%          4.66%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
#    Amount represents less than $0.01 per Membership Interest.

Page 66            See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $    16.60      $    15.36     $    13.30     $    10.00     $    11.68
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)...........         0.10            0.13++         0.08           0.04           0.02
 Net realized and unrealized gain/(loss)         2.70            1.11           1.98           3.26          (1.70)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         2.80            1.24           2.06           3.30          (1.68)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    19.40      $    16.60     $    15.36     $    13.30     $    10.00
                                           -----------     -----------    -----------    -----------    -----------
 TOTAL RETURN+..........................        16.87%           8.07%         15.49%         33.00%        (14.38)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $    3,476      $    3,598     $    4,643     $    4,763     $    3,696
 Ratio of operating expenses to average
    net assets .........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income/(loss)
    to average net assets ..............         0.56%           0.83%          0.47%          0.39%          0.18%
 Portfolio turnover rate................           29%             28%            30%            52%           30%
 Ratio of operating expenses to average
    net assets without fee waivers and
    expenses reimbursed ................         1.93%           1.84%          2.43%          3.29%          3.37%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
#    Amount represents less than $0.01 per Membership Interest.

                       See Notes to Financial Statements.                Page 67

FIRST TRUST PHARMACEUTICAL PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $    11.44      $    10.28     $    10.35     $     8.65     $    12.06
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)...........         0.03++          0.01++         0.00++#       (0.03)         (0.03)
 Net realized and unrealized gain/(loss)         0.95            1.15          (0.07)          1.73          (3.38)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         0.98            1.16          (0.07)          1.70          (3.41)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $    12.42      $    11.44     $    10.28     $    10.35     $     8.65
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................         8.57%          11.28%         (0.68)%        19.65%        (28.28)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $    2,869      $    3,063     $    3,535     $    4,121     $    3,456
 Ratio of operating expenses to average
    net assets .........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment income/(loss)
    to average net assets ..............         0.29%           0.12%          0.02%         (0.29)%        (0.49)%
 Portfolio turnover rate................           45%             25%            23%            45%            72%
 Ratio of operating expenses to average
    net assets without fee waivers and
    expenses reimbursed ................         2.04%           1.96%          2.57%          3.48%          3.64%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.
#    Amount represents less than $0.01 per Membership Interest.

Page 68            See Notes to Financial Statements.

FIRST TRUST TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                              YEAR            YEAR           YEAR           YEAR           YEAR
                                              ENDED           ENDED          ENDED          ENDED          ENDED
                                            12/31/06        12/31/05       12/31/04       12/31/03       12/31/02
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, beginning of year.....   $     5.29      $     5.03     $     4.97     $     3.39     $     5.79
                                           -----------     -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss....................        (0.04)          (0.05)++       (0.04)++       (0.06)         (0.06)++
 Net realized and unrealized gain/(loss)         0.19            0.31           0.10           1.64          (2.34)
                                           -----------     -----------    -----------    -----------    -----------
 Total from investment operations.......         0.15            0.26           0.06           1.58          (2.40)
                                           -----------     -----------    -----------    -----------    -----------
 Net asset value, end of year...........   $     5.44      $     5.29     $     5.03     $     4.97     $     3.39
                                           ===========     ===========    ===========    ===========    ===========
 TOTAL RETURN+..........................         2.84%           5.17%          1.21%         46.61%        (41.45)%
                                           ===========     ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).....   $    1,288      $    1,533     $    1,693     $    2,073     $    1,477
 Ratio of operating expenses to average
    net assets .........................         1.47%           1.47%          1.47%          1.47%          1.47%
 Ratio of net investment loss to average
    net assets .........................        (0.70)%         (0.97)%        (0.88)%        (1.22)%        (1.37)%
 Portfolio turnover rate................           56%             21%            22%            34%            61%
 Ratio of operating expenses to average
    net assets without fee waivers and
    expenses reimbursed ................         3.32%           2.85%          4.03%          5.96%          6.23%

--------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.
++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 69

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006


                              1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant" or "Fund") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Registrant offers twelve managed investment Portfolios that may be divided into two general categories: Target Managed VIP Portfolio, The DowSM DART 10 Portfolio, The DowSM Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, and Value Line(R) Target 25 Portfolio (the "Strategy Portfolios"); and First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio (the "Sector Portfolios"), (each a "Portfolio," and collectively, the "Portfolios"). Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Membership Interests (each an "Interest," and collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of each Portfolio. Membership Interests are not offered directly to the public. Membership Interests are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B"), a Prudential Financial Company ("American Skandia"), to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Portfolios have indirect rights to the Membership Interests.

On December 11, 2006, the Board of Trustees approved the liquidation of the Sector Portfolios, including First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio and First Trust Technology Portfolio. It is anticipated that the liquidation of the Sector Portfolios will occur on or about March 16, 2007. American Skandia variable annuity owners who have policy values allocated to any of the Sector Portfolios will receive a notice of the liquidation including reallocation instructions from American Skandia.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


A. PORTFOLIO VALUATION:

Each Portfolio determines the net asset value ("NAV") of its Interests daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Interests outstanding.

Each Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board of Trustees of the Registrant. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities' value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Registrant's Board of Trustees. All securities and other assets of a Portfolio denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. Each Portfolio maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.


C. FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation/(depreciation) on foreign currency translation of other assets and liabilities and foreign currencies" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Realized gain/(loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $297 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and net realized long-term and short-term capital gains of all Portfolios may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all dividends paid by a Portfolio will be reinvested by the Portfolio.


E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of American Skandia and is not taxed separately. The Registrant intends to continue to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.


F. EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Portfolios, are allocated to all the Portfolios based upon the average net assets of each Portfolio.

The Trust has entered into an Administrative Services Agreement (the "Agreement") with American Skandia whereby American Skandia provides certain administrative and other services reasonably necessary for the operations of the Portfolios other than the management services provided by First Trust Advisors L.P. ("First Trust") pursuant to the Investment Advisory and Management Agreement.

As compensation for the services rendered under the Agreement, American Skandia is paid fees at an annual rate of 0.300% and 0.325% of average daily net assets from the Strategy Portfolios and Sector Portfolios, respectively. These fees are included in "Membership Interest servicing fees" in the Statements of Operations.


G. NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 could have on the Fund's financial statement disclosures.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Portfolios pursuant to an Investment Advisory and Management Agreement. First Trust provides each Portfolio with discretionary investment services and certain administrative services necessary for the management of the Portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Portfolio's average daily net assets.

For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with the Registrant that allows First Trust to recover from the Portfolios any fees waived or expenses reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Portfolio is less than such Portfolio's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations. The fees recovered, fees waived and expenses reimbursed by First Trust for the twelve months ended December 31, 2006, are as follows:


                                                       FEES RECOVERED          FEES WAIVED           EXPENSES REIMBURSED
                                                       --------------          -----------           -------------------
Target Managed VIP Portfolio...................             $22,423            $      --                  $       --
The DowSM Dart 10 Portfolio....................               2,426                   --                          --
The DowSM Target Dividend Portfolio............              12,332                   --                          --
Global Dividend Target 15 Portfolio............              41,021                   --                          --
S&P(R) Target 24 Portfolio.....................                  --               14,063                          --
NASDAQ(R) Target 15 Portfolio .................                  --               24,970                          --
First Trust 10 Uncommon Values Portfolio.......                  --               26,395                          --
Value Line(R) Target 25 Portfolio..............               7,793                   --                          --
First Trust Energy Portfolio...................                  --               11,703                          --
First Trust Financial Services Portfolio.......                  --               16,130                          --
First Trust Pharmaceutical Portfolio...........                  --               16,826                          --
First Trust Technology Portfolio...............                  --                8,204                      17,119

PFPC Inc. ("PFPC") serves as the Registrant's administrator. In addition, PFPC also provides certain fund accounting, administration and transfer agency services in accordance with certain fee arrangements.

PFPC Trust Company serves as the custodian to the Funds.

The Registrant pays each Trustee who is not an officer or employee of First Trust or any of its affiliates (the "Independent Trustees") an annual retainer of $10,000 which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.


                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Fund, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP") serves as the selling agent and distributor of Interests of the Portfolios. In this capacity, FTP manages the offering of the Portfolios' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Portfolio may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

sales and distribution of a Portfolio's Interest including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Portfolio's Interests, certain other expenses associated with the distribution of the Portfolios, and any distribution-related expenses that may be authorized by the Board of Trustees.

Payments under the Plan were suspended on May 1, 2003 for all the Portfolios with the exception of the First Trust 10 Uncommon Values Portfolio. On May 1, 2004, payments were reinstated for all Portfolios with the exception of the Sector Portfolios. During the year ended December 31, 2006, all service fees received by FTP were paid to American Skandia, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the twelve months ended December 31, 2006, were as follows:


                                                                              PURCHASES                    SALES
                                                                              ---------                    -----
Target Managed VIP Portfolio......................................          $175,005,623               $176,396,462
The DowSM DART 10 Portfolio ......................................            26,927,779                 15,036,992
The DowSM Target Dividend Portfolio ..............................            96,362,729                 63,531,062
Global Dividend Target 15 Portfolio ..............................            91,914,794                 22,269,881
S&P(R) Target 24 Portfolio .......................................            17,288,946                 19,703,437
NASDAQ(R) Target 15 Portfolio ....................................             6,434,787                  6,280,263
First Trust 10 Uncommon Values Portfolio .........................             5,572,874                  6,970,811
Value Line(R) Target 25 Portfolio ................................            60,714,837                 69,579,930
First Trust Energy Portfolio .....................................             1,921,987                  2,744,262
First Trust Financial Services Portfolio .........................             1,008,826                  1,646,692
First Trust Pharmaceutical Portfolio .............................             1,292,030                  1,722,527
First Trust Technology Portfolio .................................               722,385                  1,035,174

                            6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Membership Interests without par value of one or more series.


                            7. CONCENTRATION OF RISK

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities law or otherwise, repurchase agreements maturing in more than seven days, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities, which cannot be sold by a Portfolio without registration under the Securities Act of 1933, as amended, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

Each Portfolio is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Portfolio may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Portfolio to greater market fluctuations than is experienced by a diversified fund. Each Portfolio is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

                              8. SUBSEQUENT EVENT

The Board of Trustees of the Fund adopted a compensation policy pursuant to which, effective January 1, 2007, the Independent Trustees are paid an annual retainer of $10,000 for each investment company of the First Trust fund complex up to a total of 14 investment companies (the "Trustees Compensation I") and an annual retainer of $7,500 for each subsequent investment company added to the First Trust Fund Complex (the "Trustees Compensation II" and together with Trustees Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation is divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson is paid by the investment companies in the First Trust Fund Complex and the fees are divided equally among those investment companies.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE INTEREST HOLDERS AND BOARD OF TRUSTEES OF FIRST DEFINED PORTFOLIO FUND,
LLC:

We have audited the accompanying statements of assets and liabilities of the First Defined Portfolio Fund, LLC (the "Funds", comprising, respectively, Target Managed VIP Portfolio, The DowSM DART 10 Portfolio, The DowSM Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, Value Line(R) Target 25 Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio), including the portfolios of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting First Defined Portfolio Fund, LLC as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.




[GRAPHIC OMITTED]
ERNST & YOUNG LLP
Boston, Massachusetts
February 15, 2007

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006

Information pertaining to the Trustees and Officers* of the Registrant is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE REGISTRANT LENGTH OF TIME SERVED    DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE

                                                         INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee      o Indefinite term     Physician; President,        34 portfolios              None
D.O.B. 04/51                      o 7 years served      Wheaton Orthopedics;
c/o First Trust Advisors L.P.                           Co-owner and Co-
1001 Warrenville Road                                   Director, Sports Med
Suite 300                                               Center for Fitness;
Lisle, IL 60532                                         Limited Partner,
                                                        Gundersen Real Estate
                                                        Partnership

Thomas R. Kadlec, Trustee         o Indefinite term     Vice President and Chief     34 portfolios              None
D.O.B. 11/57                      o 2 years, 9 months   Financial Officer (1990
c/o First Trust Advisors L.P.       served              to present), ADM
1001 Warrenville Road                                   Investor Services, Inc.
Suite 300                                               (Futures Commission
Lisle, IL 60532                                         Merchant); Registered
                                                        Representative (2000 to
                                                        present), Segerdahl &
                                                        Company, Inc., an
                                                        NASD member (Broker-
                                                        Dealer); President,
                                                        ADM Derivatives, Inc.
                                                        (May 2005 to present)

Niel B. Nielson, Trustee          o Indefinite term     President, Covenant          34 portfolios         Director of Good
D.O.B. 03/54                      o 7 years served      College (June 2002 to                              News Publishers-
c/o First Trust Advisors L.P.                           present); Pastor, College                          Crossway Books;
1001 Warrenville Road                                   Church in Wheaton                                  Covenant Transport,
Suite 300                                               (1997 to June 2002)                                Inc.
Lisle, IL 60532

                                                             INTERESTED TRUSTEE

James A. Bowen, Trustee           o Indefinite Trustee  President, First Trust       34 portfolios         Trustee of Wheaton
President, Chairman of the          term and indefinite Advisors L.P. and First                            College
Board and CEO                       officer term        Trust Portfolios L.P.;
D.O.B. 09/55                      o 7 years served      Chairman of the Board,
1001 Warrenville Road                                   BondWave LLC and
Suite 300                                               Stonebridge Advisors
Lisle, IL 60532                                         LLC

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE REGISTRANT LENGTH OF TIME SERVED    DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE

                                                     OFFICERS WHO ARE NOT TRUSTEES
Mark R. Bradley, Treasurer,       o Indefinite term     Chief Financial Officer,          N/A                   N/A
Controller, Chief Financial       o 7 years served      Managing Director,
Officer, Chief Accounting                               First Trust Advisors L.P.
Officer                                                 and First Trust
D.O.B. 11/57                                            Portfolios L.P.; Chief
1001 Warrenville Road                                   Financial Officer,
Suite 300                                               BondWave LLC and
Lisle, IL 60532                                         Stonebridge Advisors
                                                        LLC

Susan M. Brix                     o Indefinite term     Representative, First             N/A                   N/A
Assistant Vice President          o 7 years served      Trust Portfolios L.P.;
D.O.B. 01/60                                            Assistant Portfolio
1001 Warrenville Road                                   Manager, First Trust
Suite 300                                               Advisors L.P.
Lisle, IL 60532

Kelley Christensen                o Indefinite term     Assistant Vice President          N/A                   N/A
Vice President                    o Since December      of First Trust Portfolios
D.O.B. 09/70                        10, 2006            L.P. and First Trust
1001 Warrenville Road                                   Advisors L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                    o Indefinite term     Vice President, First             N/A                   N/A
Assistant Treasurer               o 1 year, 1 month     Trust Advisors L.P. and
D.O.B. 01/66                        served              First Trust Portfolios
1001 Warrenville Road                                   L.P. (January 2005 to
Suite 300                                               present); Executive
Lisle, IL 60532                                         Director, Van Kampen
                                                        Asset Management and
                                                        Morgan Stanley
                                                        Investment Management
                                                        (1999-2005)

W. Scott Jardine, Secretary       o Indefinite term     General Counsel,                  N/A                   N/A
and Chief Compliance              o 7 years served      First Trust Advisors L.P.
Officer                                                 and First Trust
D.O.B. 05/60                                            Portfolios L.P.;
1001 Warrenville Road                                   Secretary, BondWave
Suite 300                                               LLC and Stonebridge
Lisle, IL 60532                                         Advisors LLC

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2006


                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE REGISTRANT LENGTH OF TIME SERVED    DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE

                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
Daniel J. Lindquist               o Indefinite term     Senior Vice President,            N/A                   N/A
Vice President                    o 1 year, 1 month     First Trust Advisors L.P.;
D.O.B. 02/70                        served              Vice President, First
1001 Warrenville Road                                   Trust Portfolios L.P.
Suite 300                                               (April 2004 to present);
Lisle, IL 60532                                         Chief Operating Officer,
                                                        Mina Capital
                                                        Management, LLC
                                                        (January 2004-April
                                                        2004); Chief Operating
                                                        Officer, Samaritan Asset
                                                        Management Services,
                                                        Inc. (April 2000-January
                                                        2004)

Kristi A. Maher                   o Indefinite term     Assistant General                 N/A                   N/A
Assistant Secretary               o 2 years, 6 months   Counsel, First Trust
D.O.B. 12/66                        served              Advisors L.P. and First
1001 Warrenville Road                                   Trust Portfolios L.P.
Suite 300                                               (March 2004 to
Lisle, IL 60532                                         present); Associate,
                                                        Chapman and Cutler
                                                        LLP (1995-2004)

Roger F. Testin                   o Indefinite term     Senior Vice President,            N/A                   N/A
Vice President                    o 5 years served      First Trust Advisors L.P.
D.O.B. 06/66                                            and First Trust Portfolios
1001 Warrenville Road                                   L.P. (August 2001 to
Suite 300                                               present); Analyst, Dolan
Lisle, IL 60532                                         Capital Management
                                                        (1998-2001)

---------------
    * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                    Page This Page Left Blank Intentionally.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                           PART C - OTHER INFORMATION

ITEM 23.     EXHIBITS

Exhibit No.  Description

(a)(1)       Certificate of Formation of the Registrant.(1)
   (2)       Amended and Restated Certificate of Formation of the Registrant.(3)
   (3)       Limited Liability Company Agreement of the Registrant.(3)
   (4)       Certificate of Amendment to Limited Liability Company Agreement.(4)
(b)(1)       Operating By-Laws of the Registrant.(3)
   (2)       Amended and Restated By-Laws of the Registrant.(6)
(c)(1)       Establishment and Designation of Series of Membership Interests.(3)
   (2)       Amended and Restated Establishment and Designation of Series.(3)
   (3)       Amended and Restated Establishment and Designation of Series.(6)
   (4) Form of Third Amended and Restated Establishment and Designation of Series of Membership Interests.(8)
(d)(1)       Investment Advisory and Management Agreement.(3)
   (2) Amended Schedules A and B to Investment Advisory and Management Agreement.(4)
   (3) Amended Schedules A and B to Investment Advisory and Management Agreement.(6)
   (4)       Agreement for Fee Waiver, Expense Reimbursement and Recovery.(6)
(e)(1) Distribution Agreement between Registrant and First Trust Portfolios L.P.(3)
   (2)       Amended Appendix A to Distribution Agreement.(4)
   (3)       Amended Appendix A to Distribution Agreement.(6)
(f)          Not Applicable.
(g)(1) Custodian Services Agreement between the Registrant and PFPC Trust Company.(5)
   (2) Foreign Custody Agreement among Registrant, Citibank, N.A. and PFPC Trust Company.(5)
   (3)       Amended Exhibit A to Custodian Services Agreement.(6)
(h)(1) Services Agreement between Registrant and First Data Investor Services Group, Inc.(3)
   (2) Administrative Services Agreement between Registrant and American Assurance Corporation.(3)
   (3) Amendment to Administrative Services Agreement between Registrant and American Skandia Life Assurance Corporation.(5)
   (4) Amended and Restated Transfer Agency Services Agreement between the Registrant and PFPC Inc.(5)
   (5) Amended and Restated Administration and Accounting Services Agreement between the Registrant and PFPC Inc.(5)
   (6) Amendment to Administrative Services Agreement between Registrant and American Skandia Life Assurance Corporation.(6)
   (7) Amended Exhibit A to Amended and Restated Transfer Agency Services Agreement.(6)
   (8) Amended Exhibit A to Amended and Restated Administration and Accounting Services Agreement.(6)
   (9)       Amendment to Fund Participation Agreement.(6)

(i)(1)       Opinion and Consent of Chapman and Cutler LLP dated April 28,
             2007.(7)
   (2)       Opinion and Consent of Chapman and Cutler LLP dated April 30,
             2007.(8)
(j)          Consent of Independent Registered Public Accounting Firm.(8)
(k)          Not Applicable.
(l)          Not Applicable.
(m)(1)       12b-1 Service Plan.(2)
   (2)       Amended Appendix A to 12b-1 Service Plan.(4)
   (3)       Amended Schedule A to 12b-1 Service Plan.(6)
(n)          Not Applicable.
(o)          Not Applicable.
(p)(1)       Code of Ethics of First Trust Advisors L.P.(4)
   (2)       Code of Ethics of First Trust Portfolios L.P.(4)
   (3)       Code of Ethics of First Defined Portfolio Fund, LLC.(4)
   (4)       Amended Code of Ethics First Trust Advisors L.P.(6)
   (5) First Trust Advisors L.P. Investment Adviser Code of Ethics, amended on May 31, 2006. (8)
   (6)       First Trust Portfolios L.P. Code of Ethics, amended on May 31,
             2006. (8)
   (7)       First Trust Funds Code of Ethics, amended on May 31, 2006. (8)
(q)(1) Powers of Attorney for Messrs Bowen, Erickson, and Nielson, authorizing, among others, James A. Bowen and W. Scott Jardine to execute the Registration Statement.(2)
   (2)       Power of Attorney for Mr. Kadlec, authorizing, among others, James
             A. Bowen and W. Scott Jardine to execute the Registration Statement. Filed on September 20, 2005 as Exhibit (q) to Registrant's Registration Statement on Form N-1A and incorporated herein by reference.
   (3)       Power of Attorney for Mr. Keith, authorizing, among others, James
             A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement.(8)

---------------
(1) Incorporated by reference to the Registrant's initial Registration Statement on Form N-1A filed with the SEC via EDGAR on February 16, 1999.

(2) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on September 30, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 28, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 30, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 29, 2004.

(6) Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 2, 2005.

(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 28, 2006.

(8) File herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not Applicable.

ITEM 25. INDEMNIFICATION

Section 12.4 of the Registrant's Limited Liability Company Agreement provides as follows:

(a) Subject to the exceptions and limitations contained in this Section 12.4, every person who is, or has been, a Trustee, director, officer, employee, authorized person or agent of the Company, including persons who serve at the request of the Company as Trustees, officers, employees, or agents, of another organization in which the Company has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Company to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, authorized person or agent and against amounts paid or incurred by him in settlement thereof.

(b) No indemnification shall be provided hereunder to a Covered Person:

         (i) against any liability to the Company or the Member by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Company; or

         (iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                  (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Company, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Company personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section
12.4 shall be advanced by the Company prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 12.4, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security or the Company shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 12.4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Company (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 12.4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Directors and Officers Liability/Errors and Omissions Liability Insurance policies in the aggregate amount of $10,000,000 (with a maximum deductible of $250,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Limited Liability Company Agreement of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
First Trust Advisors L.P. ("First Trust") serves as investment adviser to the funds, serves as adviser or subadviser to 22 mutual funds, 13 closed-end funds and 12 exchange-traded funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust's principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). FTP's principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of First Trust is as follows:

NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/President                  Managing Director/President, FTP; Chairman of the Board
                                                             of Directors, BondWave LLC and Stonebridge Advisors LLC

Ronald Dean McAlister, Managing Director                     Managing Director, FTP

Mark R. Bradley, Chief Financial Officer and Managing        Chief Financial Officer and Managing Director, FTP; Chief
Director                                                     Financial Officer, BondWave LLC and Stonebridge Advisors
                                                             LLC

Robert F. Carey, Chief Investment Officer and Senior         Senior Vice President, FTP
Vice President

W. Scott Jardine, General Counsel                            General Counsel, FTP; Secretary of BondWave LLC and
                                                             Stonebridge Advisors LLC

Kristi A. Maher, Assistant General Counsel                   Assistant General Counsel, FTP

Michelle Quintos, Assistant General Counsel                  Assistant General Counsel, FTP; Associate, 2002 to
                                                             December 2005, Jones Day

R. Scott Hall, Managing Director                             Managing Director, FTP

Andrew S. Roggensack, Managing Director                      Managing Director, FTP

Elizabeth H. Bull, Senior Vice President                     Senior Vice President, FTP

Christopher L. Dixon, Senior Vice President                  Senior Vice President, FTP

Jane Doyle, Senior Vice President                            Senior Vice President, FTP

Jon C. Erickson, Senior Vice President                       Senior Vice President, FTP

Kenneth N. Hass, Senior Vice President                       Senior Vice President, FTP

Jason T. Henry, Senior Vice President                        Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                   Vice President, FTP

David G. McGarel, Senior Vice President                      Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                         Senior Vice President, FTP

Joseph McDermott, Chief Compliance Officer                   Senior Vice President, FTP since 2006; CCO Driehaus
                                                             Capital Management LLC, Driehaus Securities LLC and
                                                             Driehaus Mutual Funds, January 2004 to April 2006

Robert M. Porcellino, Senior Vice President                  Senior Vice President, FTP

                                      -7-


NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

Roger F. Testin, Senior Vice President                       Senior Vice President, FTP


James M. Dykas, Vice President                               Vice President, FTP since January 2005; Executive
                                                             Director, Van Kampen Asset Management and Morgan Stanley
                                                             Investment Management, 1999 to January 2005

James P. Koeneman, Vice President                            Vice President, FTP

Alan M. Rooney, Vice President                               Senior Vice President, FTP

Ronda Saeli, Vice President                                  Vice President, FTP

Kirk Sims, Vice President                                    Vice President, FTP

Walter E. Stubbings, Jr., Vice President                     Vice President, FTP

Richard S. Swiatek, Vice President                           Vice President, FTP

Michael Zinsky, Vice President                               Vice President, FTP since April 2005; Senior Tax Manager,
                                                             Blackman Kallick, September 2004 through April 2005

Brad Bradley, Assistant Vice President                       Assistant Vice President, FTP

Kelley Christensen, Assistant Vice President                 Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                   Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President                 Assistant Vice President

Lynae Peays, Assistant Vice President                        Assistant Vice President, FTP

Omar Sepulveda, Assistant Vice President                     Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                    Assistant Vice President, FTP

Michael S. Stange, Assistant Vice President                  Assistant Vice President, FTP


ITEM 27.       PRINCIPAL UNDERWRITER
(a) FTP serves as principal underwriter of the interests of the Fund. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds, and the First Trust GNMA. The name of each director, officer and partner of FTP is provided below.

                                      -8-


(b)

NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

The Charger Corporation                    General Partner                       None

Grace Partners of DuPage L.P.              Limited Partner                       None

James A. Bowen                             Managing Director/President           President, Chairman of the Board,
                                                                                 Trustee, Chief Executive Officer

Mark R. Bradley                            Chief Financial Officer; Managing     Treasurer, Chief Financial Officer
                                           Director                              and Chief Accounting Officer

Robert W. Bredemeier                       Managing Director                     None

Frank L. Fichera                           Managing Director                     None

Russell J. Graham                          Managing Director                     None

R Scott Hall                               Managing Director                     None

W. Scott Jardine                           General Counsel                       Chief Compliance Officer
                                                                                 and Secretary

Kristi A. Maher                            Assistant General Counsel             Assistant Secretary

Michelle Quintos                           Assistant General Counsel             None

Ronald D. McAlister                        Managing Director                     None

Richard A. Olson                           Managing Director                     None

Andrew S. Roggensack                       Managing Director                     None

Elizabeth H. Bull                          Senior Vice President                 None

Robert F. Carey                            Senior Vice President                 None

Patricia L. Costello                       Senior Vice President                 None

Christopher L. Dixon                       Senior Vice President                 None

Jane Doyle                                 Senior Vice President                 None

Jon C. Erickson                            Senior Vice President                 None

Kenneth N. Hass                            Senior Vice President                 None

Thomas V. Hendricks                        Senior Vice President                 None

                                      -9-


NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Jason T. Henry                             Senior Vice President                 None

Christian D. Jeppesen                      Senior Vice President                 None

Christopher A. Lagioia                     Senior Vice President                 None

Daniel J. Lindquist                        Senior Vice President                 Vice President

Joseph McDermott                           Senior Vice President                 None

David G. McGarel                           Senior Vice President                 None

Mark R. McHenney                           Senior Vice President                 None

Mitchell Mohr                              Senior Vice President                 None

Paul E. Nelson                             Senior Vice President                 None

Steve R. Nelson                            Senior Vice President                 None

Robert M. Porcellino                       Senior Vice President                 None

Steven R. Ritter                           Senior Vice President                 None

Alan Rooney                                Senior Vice President                 None

Francine Russell                           Senior Vice President                 None

Brad A. Shaffer                            Senior Vice President                 None

Brian Sheehan                              Senior Vice President                 None

James J. Simpson                           Senior Vice President                 None

Andrew C. Subramanian                      Senior Vice President                 None

Mark P. Sullivan                           Senior Vice President                 None

Roger F. Testin                            Senior Vice President                 Vice President

Chadwick K. Thorson                        Senior Vice President                 None

Gregory E. Wearsch                         Senior Vice President                 None

Patrick Woelfel                            Senior Vice President                 None

Dan Affetto                                Vice President                        None

Lance Allen                                Vice President                        None

Eric Anderson                              Vice President                        None

                                      -10-


NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Michael Bean                               Vice President                        None

Carlos Barbosa                             Vice President                        None

Rob Biddinger                              Vice President                        None

Mike Britt                                 Vice President                        None

Nathan S. Cassel                           Vice President                        None

Robert E. Christensen                      Vice President                        None

Will Cobb                                  Vice President                        None

Joshua Crosley                             Vice President                        None

Kit Dailey                                 Vice President                        None

Michael Darr                               Vice President                        None

Albert K. Davis                            Vice President                        None

Daren J. Davis                             Vice President                        None

Sean Degnan                                Vice President                        None

Robert T. Doak                             Vice President                        None

Joel D. Donley                             Vice President                        None

James M. Dykas                             Vice President                        Assistant Treasurer

Brett Egner                                Vice President                        None

Mike Flaherty                              Vice President                        None

Wendy Flaherty                             Vice President                        None

Edward Foley                               Vice President                        None

Don Fuller                                 Vice President                        None

John Gillis                                Vice President                        None

Patrick Good                               Vice President                        None

Matt D. Graham                             Vice President                        None

Matt Griffin                               Vice President                        None

William M. Hannold                         Vice President                        None

                                      -11-


NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Mary Jane Hansen                           Vice President                        None

Vance Hicks                                Vice President                        None

Rick Johnson                               Vice President                        None

Tom Knickerbocker                          Vice President                        None

James P. Koeneman                          Vice President                        None

Thomas E. Kotcher                          Vice President                        None

Daniel Lavin                               Vice President                        None

Michael P. Leyden                          Vice President                        None

Keith L. Litavsky                          Vice President                        None

Stephanie L. Martin                        Vice President                        None

Marty McFadden                             Vice President                        None

Sean Moriarty                              Vice President                        None

John O'Sullivan                            Vice President                        None

David Pagano                               Vice President                        None

Brian K. Penney                            Vice President                        None

Blair R. Peterson                          Vice President                        None

Jason Peterson                             Vice President                        None

Tom Powell                                 Vice President                        None

Marisa Prestigiacomo                       Vice President                        None

Craig Prichard                             Vice President                        None

David A. Rieger                            Vice President                        None

Michael Rogers                             Vice President                        None

Paul Rowe                                  Vice President                        None

James Rowlette                             Vice President                        None

Ronda L. Saeli                             Vice President                        None

Jeffrey M. Samuel                          Vice President                        None

                                      -12-


NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Peter H. Sandford                          Vice President                        None

Timothy Schival                            Vice President                        None

Stacy Shearer                              Vice President                        None

Nim Short                                  Vice President                        None

Kirk Sims                                  Vice President                        None

Edward J. Sistowicz                        Vice President                        None

Jonathan L. Steiner                        Vice President                        None

Eric Stoiber                               Vice President                        None

Walter E. Stubbings, Jr.                   Vice President                        None

Terry Swagerty                             Vice President                        None

Richard S. Swiatek                         Vice President                        None

Brian Taylor                               Vice President                        None

John Taylor                                Vice President                        None

Kerry Tazakine                             Vice President                        None

Timothy Trudo                              Vice President                        None

Stanley Ueland                             Vice President                        Assistant Vice President

Bryan Ulmer                                Vice President                        None

Barbara E. Vinson                          Vice President                        None

Dan Waldron                                Vice President                        None

Christopher Walsh                          Vice President                        None

Jeff Westergaard                           Vice President                        None

Lewin M. Williams                          Vice President                        None

Michael Zinsky                             Vice President                        None

Jeffrey S. Barnum                          Assistant Vice President              None

Owen Birts III                             Assistant Vice President              None

Toby A. Bohl                               Assistant Vice President              None

                                      -13-


NAME AND PRINCIPAL                         POSITIONS AND OFFICES                 POSITIONS AND
BUSINESS ADDRESS*                          WITH UNDERWRITER                      OFFICES WITH FUND

Brad Bradley                               Assistant Vice President              None

Kelley A. Christensen                      Assistant Vice President              Vice President

Katie D. Collins                           Assistant Vice President              None

Michael DeBella                            Assistant Vice President              None

Debbie Del Giudice                         Assistant Vice President              None

Chris Fallow                               Assistant Vice President              None

Ann Marie Giudice                          Assistant Vice President              None

Anita K. Henderson                         Assistant Vice President              None

James V. Huber                             Assistant Vice President              None

Kristen Johanneson                         Assistant Vice President              None

Daniel C. Keller                           Assistant Vice President              None

Robert J. Madeja                           Assistant Vice President              None

David M. McCammond-Watts                   Assistant Vice President              None

Michelle Parker                            Assistant Vice President              None

Lynae Peays                                Assistant Vice President              None

Debra K. Scherbring                        Assistant Vice President              None

Steve Schwarting                           Assistant Vice President              None

Omar Sepulveda                             Assistant Vice President              None

John H. Sherren                            Assistant Vice President              None

Michael S. Stange                          Assistant Vice President              None

Lee Sussman                                Assistant Vice President              None

Christopher J. Thill                       Assistant Vice President              None

Dave Tweeten                               Assistant Vice President              None

Thomas G. Wisnowski                        Assistant Vice President              None

* All addresses are
1001 Warrenville Road,
Lisle, IL 60532
unless otherwise noted.

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust Advisors L.P. or PFPC Inc.

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

ITEM 29. MANAGEMENT SERVICES
Not Applicable.

ITEM 30.  UNDERTAKINGS
Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lisle, in the state of Illinois, on the 30th day of April, 2007.

                                      FIRST DEFINED PORTFOLIO
                                               FUND, LLC

                                      By: /s/ James A. Bowen
                                          -------------------------------------
                                          James A. Bowen, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

---------------------------- ------------------------- -------------------
SIGNATURE                    TITLE                     DATE
---------------------------- ------------------------- -------------------
 /s/ Mark R. Bradley         Treasurer, Controller
---------------------------- and Chief Financial       April 30, 2007
Mark R. Bradley              and Accounting Officer
---------------------------- ------------------------- -------------------
 /s/ James A. Bowen          President, Chief
---------------------------- Executive Officer,        April 30, 2007
James A. Bowen               Chairman and Trustee
---------------------------- ------------------------- -------------------
/s/ Richard E. Erickson *
---------------------------- Trustee                   April 30, 2007
Richard E. Erickson
---------------------------- ------------------------- -------------------
/s/ Niel B. Nielson *
---------------------------- Trustee                   April 30, 2007
Niel B. Nielson
---------------------------- ------------------------- -------------------
/s/ Thomas R. Kadlec*
---------------------------- Trustee                   April 30, 2007
Thomas R. Kadlec
---------------------------- ------------------------- -------------------
/s/ Robert F. Keith*
---------------------------- Trustee                   April 30, 2007
Robert F. Keith
---------------------------- ------------------------- -------------------

*By: /s/ James A. Bowen
     --------------------
James A. Bowen,
Attorney-in-Fact
April 30, 2007
--------------------------------------------------------------------------

* Original powers of attorney authorizing, among others, James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment is filed, were previously executed and filed or are being filed herewith and are incorporated by reference herein.

                                INDEX TO EXHIBITS



(c)(4) Form of Amended and Restated Establishment and Designation of Series

(i)(2) Opinion and Consent of Chapman and Cutler LLP

(p)(5) First Trust Advisors L.P. Investment Adviser Code of Ethics

(p)(6) First Trust Portfolios L.P. Code of Ethics

(p)(7) First Trust Funds Code of Ethics

(q)(3) Power of Attorney